UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

        CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
                                   COMPANIES

                  Investment Company Act file number 811-22717
                                                    -----------

                      First Trust Exchange-Traded Fund VI
        ----------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
        ----------------------------------------------------------------
              (Address of principal executive offices) (Zip code)

                             W. Scott Jardine, Esq.

                          First Trust Portfolios L.P.
                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
        ----------------------------------------------------------------
                    (Name and address of agent for service)

       registrant's telephone number, including area code: (630) 765-8000
                                                          ----------------

                     Date of fiscal year end: September 30
                                             --------------

                  Date of reporting period: September 30, 2014
                                           --------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORT TO STOCKHOLDERS.

The registrant's annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:


FIRST TRUST

First Trust Exchange-Traded Fund VI
-----------------------------------

First Trust NASDAQ Technology Dividend Index Fund (TDIV)

Multi-Asset Diversified Income Index Fund (MDIV)

International Multi-Asset Diversified Income Index Fund (YDIV)

First Trust High Income ETF (FTHI)

First Trust Low Beta Income ETF (FTLB)

First Trust NASDAQ Rising Dividend Achievers ETF (RDVY)

First Trust Dorsey Wright Focus 5 ETF (FV)

First Trust RBA American Industrial Renaissance(R) ETF (AIRR)

First Trust RBA Quality Income ETF (QINC)

First Trust Dorsey Wright International Focus 5 ETF (IFV)

--------------------
   Annual Report

 September 30, 2014
--------------------

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TABLE OF CONTENTS
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                      FIRST TRUST EXCHANGE-TRADED FUND VI
                                 ANNUAL REPORT
                               SEPTEMBER 30, 2014


Shareholder Letter ..........................................................  2
Market Overview .............................................................  3
Fund Performance Overview
      First Trust NASDAQ Technology Dividend Index Fund (TDIV) ..............  4
      Multi-Asset Diversified Income Index Fund (MDIV) ......................  6
      International Multi-Asset Diversified Income Index Fund (YDIV) ........  8
      First Trust High Income ETF (FTHI) .................................... 10
      First Trust Low Beta Income ETF (FTLB) ................................ 13
      First Trust NASDAQ Rising Dividend Achievers ETF (RDVY) ............... 16
      First Trust Dorsey Wright Focus 5 ETF (FV) ............................ 18
      First Trust RBA American Industrial Renaissance(R) ETF (AIRR) ......... 20
      First Trust RBA Quality Income ETF (QINC) ............................. 22
      First Trust Dorsey Wright International Focus 5 ETF (IFV) ............. 24
Notes to Fund Performance Overview .......................................... 26
Understanding Your Fund Expenses ............................................ 27
Portfolio of Investments
      First Trust NASDAQ Technology Dividend Index Fund (TDIV) .............. 29
      Multi-Asset Diversified Income Index Fund (MDIV) ...................... 31
      International Multi-Asset Diversified Income Index Fund (YDIV) ........ 36
      First Trust High Income ETF (FTHI) .................................... 42
      First Trust Low Beta Income ETF (FTLB) ................................ 45
      First Trust NASDAQ Rising Dividend Achievers ETF (RDVY) ............... 48
      First Trust Dorsey Wright Focus 5 ETF (FV) ............................ 50
      First Trust RBA American Industrial Renaissance(R) ETF (AIRR) ......... 51
      First Trust RBA Quality Income ETF (QINC) ............................. 52
      First Trust Dorsey Wright International Focus 5 ETF (IFV) ............. 54
Statements of Assets and Liabilities ........................................ 56
Statements of Operations .................................................... 58
Statements of Changes in Net Assets ......................................... 60
Financial Highlights ........................................................ 63
Notes to Financial Statements ............................................... 70
Report of Independent Registered Public Accounting Firm ..................... 81
Additional Information ...................................................... 82
Board of Trustees and Officers .............................................. 90
Privacy Policy .............................................................. 92

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                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First Trust" or the "Advisor") and its representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate," "estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of any series of First Trust Exchange-Traded Fund VI (the "Trust") described in this report (each series is referred to as a "Fund" and collectively, as the "Funds") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and its representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                        PERFORMANCE AND RISK DISCLOSURE

There is no assurance that any Fund will achieve its investment objective. Each Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in a Fund. See "Risk Considerations" in the Additional Information section of this report for a discussion of other risks of investing in the Funds.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit http://www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

                            HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment. It includes details about each Fund's portfolio and presents data and analysis that provide insight into each Fund's performance and investment approach.

By reading the market overview by Robert F. Carey, Chief Market Strategist of the Advisor, you may obtain an understanding of how the market environment affected the performance of each Fund. The statistical information that follows may help you understand each Fund's performance compared to that of relevant market benchmarks.

It is important to keep in mind that the opinions expressed by personnel of the Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The risks of investing in each Fund are spelled out in its prospectus, statement of additional information, this report and other Fund regulatory filings.

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SHAREHOLDER LETTER
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                      FIRST TRUST EXCHANGE-TRADED FUND VI
                    ANNUAL LETTER FROM THE CHAIRMAN AND CEO
                               SEPTEMBER 30, 2014
Dear Shareholders:

I am pleased to present you with the annual report for your investment in First Trust Exchange-Traded Fund VI. This report provides detailed information about the Funds that comprise the First Trust Exchange-Traded Fund VI, including each Fund's performance review and financial statements for the past 12 months (or shorter period for new funds). I encourage you to read this document and discuss it with your financial advisor.

The U.S. has shown sustained growth over the 12 months covered by this report. In fact, the S&P 500(R) Index, as measured on a total return basis, rose 19.73% during the period. While global markets have been more volatile due to several geopolitical events, the MSCI World Index Ex-U.S. returned 4.86% (in U.S. dollars) over the same period (Bloomberg). First Trust Advisors L.P. ("First Trust") believes that staying invested in quality products through up and down markets can benefit investors over the long term.

First Trust offers a variety of products that we believe could fit the financial plans for many investors seeking long-term investment success. We invite you to look at our investment products with your financial advisor to determine if any of them might fit your financial goals. We believe that regularly discussing your financial objectives and investment options with your financial advisor can help keep you on track.

First Trust will continue to make available up-to-date information about your investments so you and your financial advisor are current on any First Trust investments you own. We value our relationship with you, and thank you for the opportunity to assist you in achieving your financial goals.

Sincerely,

/s/ James A. Bowen

James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

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MARKET OVERVIEW
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                      FIRST TRUST EXCHANGE-TRADED FUND VI
                                 ANNUAL REPORT
                               SEPTEMBER 30, 2014


ROBERT F. CAREY, CFA
SENIOR VICE PRESIDENT AND CHIEF MARKET STRATEGIST
FIRST TRUST ADVISORS L.P.



Mr. Carey is responsible for the overall management of research and analysis of the First Trust product line. Mr. Carey has over 20 years of experience as an Equity and Fixed-Income Analyst and is a recipient of the Chartered Financial Analyst (CFA) designation. He is a graduate of the University of Illinois at Champaign-Urbana with a B.S. in Physics. He is also a member of the Investment Analysts Society of Chicago and the CFA Institute. Mr. Carey has appeared as a guest on such programs as Bloomberg TV, CNBC, and WBBM Radio, and has been quoted by several publications, including The Wall Street Journal, The Wall Street Reporter, Bloomberg News Service, and Registered Rep.

STATE OF THE GLOBAL ECONOMY

The International Monetary Fund (IMF) is forecasting a real GDP global growth rate of 3.3% for 2014 and 3.8% for 2015. These projections, while positive, are below the 5.4% GDP global growth rate posted in 2010. The IMF is forecasting a 3.1% real GDP growth rate for the U.S. in 2015. The U.S. economy has grown at 2.1%, on average, in the current recovery (6/09-6/14), according to data from the Bureau of Economic Analysis. If the 3.1% growth rate estimate were to play out, it would represent close to a 50% increase in the rate of growth over the 2.1% average so far in the current recovery.

Corporate America is flush with cash. The cash and equivalents balances in the S&P 500(R) Index (ex-Financials) stood at $1.35 trillion at the close of Q2 2014, just below the all-time high of $1.36 trillion in Q4 2013, according to FactSet. The outlook for corporate earnings in the U.S. remains optimistic, in our opinion. The estimated earnings growth rates for 2014 for the S&P 500(R) Index, S&P MidCap 400(R) Index and S&P SmallCap 600(R) Index were 10.85%, 16.87% and 20.57%, respectively, as of October 2, 2014, according to S&P Dow Jones Indices. The earnings growth rate estimates for 2015 reflected improvement. They were as follows: S&P 500(R) Index (+14.44%), S&P MidCap 400(R) Index (+20.28%) and S&P SmallCap 600(R) Index (+30.52%). We believe that corporate earnings drive the direction of stock prices over time, especially when the market is setting record highs. The all-time high (2011.36) for the S&P 500(R) Index was set on September 18, 2014.

In addition to the encouraging outlook for corporate earnings, we believe the business/economic climate remains ripe for takeovers. Ernst & Young (EY) just released the findings of its 11th semiannual edition of the EY Global Capital Confidence Barometer and a key takeaway was that executives are looking to make more acquisitions, according to its own release. Eighty-one percent of U.S. executives expect the deal market to improve over the next 12 months, up from 52% a year ago. Ninety-nine percent of executives see the economy as stable or improving. The U.S. climate for mergers and acquisitions activity looks particularly strong, with 41% of U.S. companies saying they have five or more deals in their pipelines, compared to 23% globally. In the U.S., middle-market acquisitions ($50 million to $250 million) are expected to nearly double in the next 12 months.

STATE OF DIVIDEND INCOME DISTRIBUTIONS

The Consumer Price Index (CPI) headline rate stood at 1.7% in the U.S. in September 2014, according to the Bureau of Labor Statistics. The estimated median inflation rate for 2014 for "Advanced Economies" and "Emerging Market and Developing Economies" is 0.8% and 3.5%, respectively, according to the IMF's latest forecast. These projections are well below the average median rate of inflation for both (2.4% for Advanced and 4.7% for Emerging) over the past three years (2011-2013). We believe the absence of any significant inflationary pressures is a positive for investors receiving income distributions.

Stock dividend distributions continue to rise. The S&P Dow Jones Indices, which track approximately 10,000 U.S.-traded stocks, announced that total stock dividend distributions increased by a net $12.3 billion (year-over-year) in Q3 2014, up 3.4% from the $11.9 billion increase in Q3 2013, according to its own release. In Q3 2014, there were 563 dividend increases, up 18.5% from the 475 dividend increases in Q3 2013. The number of dividends cut or suspended in Q3 2014 totaled 65, up 47.7% from the 44 cut or suspended in Q3 2013. In the first nine months of 2014, dividend increases were up 16.3% compared to the same period a year ago, while dividend decreases declined by 9.7%.

The Information Technology sector continues to be the top contributor to the total dividend payout of the S&P 500(R) Index. As of September 30, 2014, technology stocks were contributing 15.21% of the S&P 500(R) Index's dividend distribution, according to Standard & Poor's. The other nine major sectors contributed the following as of September 30, 2014: Financials (14.67%); Consumer Staples (12.89%); Energy (11.78%); Industrials (10.96%); Health Care (10.77%); Consumer Discretionary (8.83%); Telecommunication Services (5.87%); Utilities (5.50%); and Materials (3.52%).

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FUND PERFORMANCE OVERVIEW (UNAUDITED)
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FIRST TRUST NASDAQ TECHNOLOGY DIVIDEND INDEX FUND (TDIV)

The First Trust NASDAQ Technology Dividend Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the NASDAQ Technology Dividend Index(SM) (the "Index"). The shares of the Fund are listed and trade on The NASDAQ Stock Market LLC under the ticker symbol "TDIV." The Fund will normally invest at least 90% of its net assets (plus the amount of any borrowings for investment purposes) in the common stocks and/or depositary receipts included in the Index.

The Index includes up to 100 Technology and Telecommunications companies that pay a regular or common dividend. To be selected for the Index, a company must be classified as a Technology or Telecommunications company under the Industry Classification Benchmark ("ICB") and have a minimum market capitalization of $500 million. International securities in the Index are U.S.-listed securities of non-U.S. companies, some of which may be located in emerging markets.

---------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
---------------------------------------------------------------------------------------------------------------------------------
                                                                                             CUMULATIVE         AVERAGE ANNUAL
                                                                                            TOTAL RETURNS        TOTAL RETURNS
                                                                           1 Year Ended  Inception (8/13/12)  Inception (8/13/12)
                                                                              9/30/14        to 9/30/14           to 9/30/14

FUND PERFORMANCE
 NAV                                                                          23.19%          43.69%                18.54%
 Market Price                                                                 23.18%          43.75%                18.56%

INDEX PERFORMANCE
 NASDAQ Technology Dividend Index(SM)                                         24.07%          45.80%                19.35%
 S&P 500(R) Index                                                             19.73%          47.04%                19.83%
 S&P 500 Information Technology Index                                         29.27%          41.61%                17.73%
---------------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 26.)

PERFORMANCE REVIEW

The Fund generated a net asset value ("NAV") return of 23.19% during the 12-month period covered by this report. During the same period, the benchmark S&P 500(R) Index generated a return of 19.73%. The Semiconductor industry was the top-contributing industry in the Fund with a 7.9% contribution to total return. The Fund's holdings from the industry had an average weight of 23.9% and returned 35.0%. Intel Corp was the major driver of the contribution and return. The Fund held the company at an 8.5% average weight and it returned 57.2%, resulting in a 4.2% contribution to return. The Technology Hardware Storage and Peripherals industry was the top-performing industry in the Fund, with a return of 54.5%. Hewlett Packard Co. and Apple, Inc. were the primary causes of the strong performance as the companies returned 72.3% and 51.3%, respectively. The Fund's exposure to the Telecommunication Services sector was a drag on performance. The Fund had an average of 19.4% of its weight in the sector and the holdings returned 3.1%.

NASDAQ(R), OMX(R), NASDAQ OMX(R), and NASDAQ Technology Dividend Index(SM) are registered trademarks and service marks of The NASDAQ OMX Group, Inc. (which with its affiliates is referred to as the "Corporations") and are licensed for use by First Trust on behalf of the Fund. The Fund has not been passed on by the Corporations as to its legality or suitability. The Fund is not issued, endorsed, sold, or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

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FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
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FIRST TRUST NASDAQ TECHNOLOGY DIVIDEND INDEX FUND (TDIV) (CONTINUED)


-----------------------------------------------------------
PORTFOLIO SECTOR ALLOCATION AS OF SEPTEMBER 30, 2014
-----------------------------------------------------------
                                          % OF TOTAL
SECTOR                               LONG-TERM INVESTMENTS
Information Technology                       79.17%
Telecommunication Services                   19.58
Consumer Discretionary                        0.89
Industrials                                   0.20
Health Care                                   0.16
                                            -------
      Total                                 100.00%
                                            =======

-----------------------------------------------------------
TOP TEN PORTFOLIO HOLDINGS AS OF SEPTEMBER 30, 2014
-----------------------------------------------------------
                                          % OF TOTAL
SECURITY                             LONG-TERM INVESTMENTS
Microsoft Corp.                               8.34%
Cisco Systems, Inc.                           8.23
Intel Corp.                                   8.15
International Business Machines Corp.         8.07
Apple, Inc.                                   8.03
QUALCOMM, Inc.                                4.01
Oracle Corp.                                  3.77
Texas Instruments, Inc.                       3.35
Hewlett-Packard Co.                           2.75
EMC Corp.                                     2.20
                                            -------
     Total                                   56.90%
                                            =======

                              PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                                 AUGUST 13, 2012 - SEPTEMBER 30, 2014

            First Trust NASDAQ Technology     NASDAQ Technology      S&P 500(R)     S&P 500 Information
            Dividend Index Fund               Dividend Index(SM)     Index          Technology Index
8/13/12     $10,000                           $10,000                $10,000        $10,000
9/30/12       9,928                             9,935                 10,290         10,247
3/31/13      10,915                            10,959                 11,339         10,105
9/30/13      11,665                            11,751                 12,281         10,954
3/31/14      13,185                            13,329                 13,817         12,690
9/30/14      14,369                            14,579                 14,704         14,160

Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH SEPTEMBER 30, 2014

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period August 14, 2012 (commencement of trading) through September 30, 2014. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.


                            NUMBER OF DAYS BID/ASK MIDPOINT                NUMBER OF DAYS BID/ASK MIDPOINT
                                      AT/ABOVE NAV                                    BELOW NAV
                        ----------------------------------------       ----------------------------------------
                        0.00%-      0.50%-     1.00%-                  0.00%-     0.50%-      1.00%-
FOR THE PERIOD          0.49%       0.99%      1.99%     >=2.00%       0.49%      0.99%       1.99%     >=2.00%
8/14/12 - 9/30/12         33           0          0          0            0          0           0          0
10/1/12 - 9/30/13        230           1          0          0           19          0           0          0
10/1/13 - 9/30/14        210           1          0          0           39          2           0          0

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FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
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MULTI-ASSET DIVERSIFIED INCOME INDEX FUND (MDIV)

The Multi-Asset Diversified Income Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the NASDAQ Multi-Asset Diversified Income Index(SM) (the "Index"). The shares of the Fund are listed and trade on The NASDAQ Stock Market LLC under the ticker symbol "MDIV." The Fund will normally invest at least 90% of its net assets (plus the amount of any borrowings for investment purposes) in the common stocks and/or depositary receipts (25%), real estate investment trusts ("REITs") (20%), preferred securities (20%), master limited partnerships ("MLPs") (20%) and an exchange-traded fund (15%) that comprise the Index (each an "Index Segment"). The percentages provided reflect the approximate percentages of each of the Index Segments included in the Index as of each quarterly rebalance. The percentages will vary from these amounts between rebalances of the Index.

The Index is designed to provide access to a diversified portfolio of small-, mid-, and large-capitalization income-producing securities, which include domestic and international dividend-paying stocks, REITs, oil and gas or basic materials MLPs, U.S.-listed preferred securities and an index-based exchange-traded fund that invests in high-yield or "junk" bonds. International securities included in the Index are U.S.-listed securities of non-U.S. companies, some of which may be located in emerging markets.

---------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
---------------------------------------------------------------------------------------------------------------------------------
                                                                                             CUMULATIVE         AVERAGE ANNUAL
                                                                                            TOTAL RETURNS        TOTAL RETURNS
                                                                           1 Year Ended  Inception (8/13/12)  Inception (8/13/12)
                                                                              9/30/14        to 9/30/14           to 9/30/14

FUND PERFORMANCE
 NAV                                                                          10.17%          20.48%                 9.14%
 Market Price                                                                 10.27%          20.59%                 9.18%

INDEX PERFORMANCE
 NASDAQ Multi-Asset Diversified Income Index(SM)                              10.81%          22.12%                 9.83%
 S&P 500(R) Index                                                             19.73%          47.04%                19.83%
 Dow Jones U.S. Select Dividend Index(SM)                                     15.34%          39.63%                16.95%
---------------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 26.)

PERFORMANCE REVIEW

The Fund generated a NAV return of 10.17% during the 12-month period covered by this report. During the same period, the benchmark S&P 500(R) Index generated a return of 19.73%. The MLP sleeve led the Fund in performance and contributions. The Fund's MLP holdings returned 19.1% and contributed 3.7% to the Fund's return. The Equity sleeve, which includes common stocks and/or depositary receipts, was the next best sleeve with a 12.1% return and a 3.3% contribution. Relative to the benchmark, the Fund underperformed. The largest drag on peformance was the Fund's 15% alloction to high-yield bonds, which returned 6.3%.

NASDAQ(R), OMX(R), NASDAQ OMX(R), and NASDAQ Multi-Asset Diversified Income Index(SM) are registered trademarks and service marks of The NASDAQ OMX Group, Inc. (which with its affiliates is referred to as the "Corporations") and are licensed for use by First Trust on behalf of the Fund. The Fund has not been passed on by the Corporations as to its legality or suitability. The Fund is not issued, endorsed, sold or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

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FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

MULTI-ASSET DIVERSIFIED INCOME INDEX FUND (MDIV) (CONTINUED)


-----------------------------------------------------------
PORTFOLIO SECTOR ALLOCATION AS OF SEPTEMBER 30, 2014
-----------------------------------------------------------
                                          % OF TOTAL
SECTOR                               LONG-TERM INVESTMENTS
Financials                                   59.50%
Energy                                       20.27
Utilities                                    13.70
Consumer Discretionary                        2.24
Consumer Staples                              2.20
Telecommunication Services                    1.18
Industrials                                   0.46
Health Care                                   0.45
                                            -------
      Total                                 100.00%
                                            =======

-----------------------------------------------------------
TOP TEN PORTFOLIO HOLDINGS AS OF SEPTEMBER 30, 2014
-----------------------------------------------------------
                                          % OF TOTAL
SECURITY                             LONG-TERM INVESTMENTS
iShares iBoxx $ High Yield Corporate
   Bond Fund                                 15.38%
PennyMac Mortgage Investment Trust            1.52
CYS Investments, Inc.                         1.47
Atlas Resource Partners L.P.                  1.46
American Capital Mortgage Investment Corp.    1.42
Chimera Investment Corp.                      1.21
Annaly Capital Management, Inc.               1.18
Capstead Mortgage Corp.                       1.09
QR Energy, L.P.                               1.09
Two Harbors Investment Corp.                  1.09
                                            -------
     Total                                   26.91%
                                            =======


                                PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                                    AUGUST 13, 2012 - SEPTEMBER 30, 2014

           Multi-Asset Diversified     NASDAQ Multi-Asset               S&P 500(R)     Dow Jones U.S. Select
           Income Index Fund           Diversified Income Index(SM)     Index          Dividend Index(SM)
8/13/12    $10,000                     $10,000                          $10,000        $10,000
9/30/12     10,118                      10,132                           10,290         10,134
3/31/13     11,236                      11,298                           11,339         11,370
9/30/13     10,936                      11,020                           12,281         12,105
3/31/14     11,647                      11,775                           13,817         13,620
9/30/14     12,048                      12,211                           14,704         13,962


Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH SEPTEMBER 30, 2014

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period August 14, 2012 (commencement of trading) through September 30, 2014. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

                            NUMBER OF DAYS BID/ASK MIDPOINT                NUMBER OF DAYS BID/ASK MIDPOINT
                                      AT/ABOVE NAV                                    BELOW NAV
                        ----------------------------------------       ----------------------------------------
                        0.00%-      0.50%-     1.00%-                  0.00%-     0.50%-      1.00%-
FOR THE PERIOD          0.49%       0.99%      1.99%     >=2.00%       0.49%      0.99%       1.99%     >=2.00%
8/14/12 - 9/30/12         33           0          0          0            0          0           0          0
10/1/12 - 9/30/13        217           2          0          0           31          0           0          0
10/1/13 - 9/30/14        206           2          0          0           42          2           0          0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

INTERNATIONAL MULTI-ASSET DIVERSIFIED INCOME INDEX FUND (YDIV)

The International Multi-Asset Diversified Income Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before fees and expenses) of an index called the NASDAQ International Multi-Asset Diversified Income Index(SM) (the "Index"). The shares of the Fund are listed and trade on The NASDAQ Stock Market LLC under the ticker symbol "YDIV." The Fund will normally invest at least 90% of its net assets (plus the amount of any borrowings for investment purposes) in non-U.S. dividend-paying equity securities and/or depositary receipts (25%), non-U.S. real estate investment trusts ("REITs") (20%), non-U.S. preferred securities (20%), infrastructure companies (20%) and an exchange-traded fund ("ETF") (15%), all of which comprise the Index (each an "Index Segment"). The percentages provided reflect the approximate percentages of each of the Index Segments included in the Index as of each quarterly rebalance. The percentages will vary from these amounts between rebalances of the Index.

The Index is designed to provide access to a diversified portfolio of small-, mid-, and large-capitalization income-producing securities, which are composed of non-U.S. dividend-paying equity securities, non-U.S. REITs, non-U.S. preferred securities, infrastructure companies, and an index-based ETF. The ETF in which the Fund invests may invest in high yield fixed-income securities, commonly referred to as "junk bonds."

---------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
---------------------------------------------------------------------------------------------------------------------------------
                                                                                             CUMULATIVE         AVERAGE ANNUAL
                                                                                            TOTAL RETURNS        TOTAL RETURNS
                                                                           1 Year Ended  Inception (8/22/13)  Inception (8/22/13)
                                                                              9/30/14        to 9/30/14           to 9/30/14

FUND PERFORMANCE
 NAV                                                                           3.93%           7.88%                 7.09%
 Market Price                                                                  4.61%           8.74%                 7.86%

INDEX PERFORMANCE
 NASDAQ International Multi-Asset Diversified Income Index(SM)                 5.45%           9.92%                 8.92%
 MSCI World Index Ex-U.S.                                                      4.86%          10.03%                 9.02%
 Dow Jones EPAC Select Dividend(TM) Index*                                     3.86%          10.09%                 9.08%
---------------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 26.)

PERFORMANCE REVIEW

The Fund generated a NAV return of 3.93% during the 12-month period covered by this report. During the same period, the benchmark MSCI World Index Ex-U.S. generated a return of 4.86%. The strengthening U.S. dollar did not aid the USD-based returns of the Fund. In total, currency movements detracted -4.9% from the Fund's performance. Infrastructure Companies were the best sleeve in the Fund, contributing 2.7% to the Fund's return while the Non-U.S. Preferred Securities sleeve was the worst, with a contribution of -1.0%.

* The Dow Jones EPAC Select Dividend(TM) Index measures the performance of a selected group of companies, from non-U.S. developed markets (Europe, Pacific, Asia, and Canada), that have provided relatively high dividend yields on a consistent basis over time.



NASDAQ(R), OMX(R), NASDAQ OMX(R), and NASDAQ International Multi-Asset Diversified Income Index(SM) are registered trademarks and service marks of The NASDAQ OMX Group, Inc. (which with its affiliates is referred to as the "Corporations") and are licensed for use by First Trust on behalf of the Fund. The Fund has not been passed on by the Corporations as to its legality or suitability. The Fund is not issued, endorsed, sold, or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

INTERNATIONAL MULTI-ASSET DIVERSIFIED INCOME INDEX FUND (YDIV) (CONTINUED)


-----------------------------------------------------------
PORTFOLIO SECTOR ALLOCATION AS OF SEPTEMBER 30, 2014
-----------------------------------------------------------
                                          % OF TOTAL
SECTOR                               LONG-TERM INVESTMENTS
Financials                                   62.47%
Utilities                                    14.58
Energy                                       12.84
Industrials                                   2.72
Telecommunication Services                    2.56
Consumer Discretionary                        2.02
Consumer Staples                              1.95
Information Technology                        0.45
Materials                                     0.41
                                            -------
      Total                                 100.00%
                                            =======

-----------------------------------------------------------
TOP TEN PORTFOLIO HOLDINGS AS OF SEPTEMBER 30, 2014
-----------------------------------------------------------
                                          % OF TOTAL
SECURITY                             LONG-TERM INVESTMENTS
iShares JP Morgan USD Emerging
   Markets Bond ETF                          15.73%
BP Prudhoe Bay Royalty Trust                  1.87
San Miguel Corp.                              1.36
Lloyd's Banking Group PLC                     1.25
Permian Basin Royalty Trust                   1.17
Standard Bank Group Ltd..                     1.17
National Westminster Bank PLC                 1.16
San Juan Basin Royalty Trust                  1.11
TransAlta Corp.                               1.05
Sabine Royalty Trust                          1.05
                                            -------
     Total                                   26.92%
                                            =======


                                      PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                                          AUGUST 22, 2013 - SEPTEMBER 30, 2014

            International Multi-Asset         NASDAQ International Multi-Asset     MSCI World      Dow Jones EPAC Select
            Diversified Income Index Fund     Diversified Income Index(SM)         Index Ex-US     Dividend(TM) Index
8/22/13     $10,000                           $10,000                              $10,000         $10,000
9/30/13      10,380                            10,424                               10,493          10,600
3/31/14      10,759                            10,883                               11,158          11,499
9/30/14      10,788                            10,991                               11,003          11,009

Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH SEPTEMBER 30, 2014

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period August 23, 2013 (commencement of trading) through September 30, 2014. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

                            NUMBER OF DAYS BID/ASK MIDPOINT                NUMBER OF DAYS BID/ASK MIDPOINT
                                      AT/ABOVE NAV                                    BELOW NAV
                        ----------------------------------------       ----------------------------------------
                        0.00%-      0.50%-     1.00%-                  0.00%-     0.50%-      1.00%-
FOR THE PERIOD          0.49%       0.99%      1.99%     >=2.00%       0.49%      0.99%       1.99%     >=2.00%
8/23/13 - 9/30/13         17           1          0          0            8          0           0          0
10/1/13 - 9/30/14         47          89         55          2           41         17           1          0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST HIGH INCOME ETF (FTHI)

The First Trust High Income ETF (the "Fund" or "FTHI") is an actively managed exchange-traded fund. The Fund's primary investment objective is to provide current income with a secondary objective to provide capital appreciation. The Fund invests primarily in large-cap equity securities listed on U.S. exchanges. The Fund also employs an "option strategy" in which it writes U.S. exchange-traded covered call options on the S&P 500(R) Index, in order to seek additional cash flow in the form of option premiums. These premiums may be distributed to shareholders on a monthly basis.

PORTFOLIO MANAGEMENT TEAM

Portfolio management decisions are made under the direction of the First Trust Advisors Investment Committee. Daily decisions are made primarily by two investment committee members:

John Gambla, CFA, Senior Portfolio Manager
Rob A. Guttschow, CFA, Senior Portfolio Manager

OVERALL MARKET RECAP

U.S. economic growth dipped into negative territory during the first quarter of 2014, as extremely cold weather throughout the midwest and east coast dampened economic activity. However, growth quickly resumed in the second quarter, jumping from -2.1% annualized growth in the first quarter to 4.6% growth in the second quarter. Third quarter estimates show the trend continuing with consensus estimates of a 3.0% annualized third quarter growth rate. Coincident with GDP growth, the widely watched unemployment rate stalled at 6.7% in the first quarter before falling to 5.9% by the end of the third quarter.

With solid, but certainly not spectacular, economic growth and an unemployment rate falling well through the Federal Reserve's ("Fed") 2013 stated threshold for the removal of "crisis" level interest rates, the third quarter brought forth a more heated debate about when and how the Fed would begin to raise rates. The Fed's asset purchase program plus the ultra-low Fed Funds rate are widely believed to have been supportive of the U.S. Equity markets. With the asset purchase program likely ending in November 2014, the markets have been increasingly focused on when the Fed will begin to raise short-term rates and how that will affect the fixed income and U.S. equity markets. The Fed's response to the "when" question, in summary, has been "it depends upon the data." Regardless of the exact timing of the first rate increases, a data-dependent Fed is likely to result in a data-dependent market, implying that higher levels of market volatility are here to stay, in our opinion.

U.S. equity markets, as represented by the S&P 500(R) Index, have responded to the solid economic growth by rallying 8.34% year-to-date. Earnings, as reported by Standard & Poors, have been supportive with estimated earnings for the S&P 500(R) Index, growing by 10.85% in the third quarter versus 2013 third quarter earnings. That's the second solid quarter in a row, as second quarter earnings were up 11.3% versus second quarter earnings in 2013. One conundrum in this rosy picture has been the performance of the small-cap sector of the U.S. equity markets. Small-cap stocks, as represented by the S&P 600(R) Index, are down -3.73% on the year. Through August, small-cap stocks were slightly positive before falling -5.37% in September. September brought forth growing concerns that global growth was slowing and the growth sensitive small stock sector was the first to respond with a big downturn.

--------------------------------------------------------------------------------
PERFORMANCE
--------------------------------------------------------------------------------
                                                                  CUMULATIVE
                                                                 TOTAL RETURNS
                                                              Inception (1/6/14)
                                                                  to 9/30/14

FUND PERFORMANCE
 NAV                                                                 4.66%
 Market Price                                                        4.66%

INDEX PERFORMANCE
 CBOE S&P 500 BuyWrite Monthly Index*                                6.57%
 S&P 500(R) Index                                                    9.60%
--------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 26.)



* The CBOE S&P 500 BuyWrite Monthly Index is a benchmark index designed to track the performance of a hypothetical buy-write strategy on the S&P 500(R) Index.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST HIGH INCOME ETF (FTHI) (CONTINUED)

PERFORMANCE REVIEW

The Fund's inception date was January 6, 2014. The Fund's performance from inception through September 30, 2014 was 4.66% on a market price basis and 4.66% on NAV. The Fund's benchmark, the CBOE S&P 500 BuyWrite Monthly Index ("Benchmark") returned 6.57% during the same period. Starting in February, the Fund has paid a distribution in each of the months since the Fund was launched with the payable date being the last business day of the month. The average distribution has been $0.0701 per share.

The Fund tilts its equity holdings toward higher paying dividend stocks and during the period, the portfolio managers attempted to limit the amount of overlap between the equity holdings and the S&P 500(R) Index ("Index"). Additionally, during this performance period where possible, the portfolio managers favored lower-beta companies. The portfolio managers believe that a portfolio tilted toward higher dividend paying stocks and lower beta stocks will, over time, offer investors attractive risk adjusted total returns relative to the Index.

Since inception, the Fund's "option strategy" of selling Index call options outperformed the Benchmark's option strategy. The outperformance was driven by the Fund's conservative overwrite position, overwriting on average 55% of the Fund's assets versus the Benchmark's 100% overwrite. Additionally, the Fund benefited versus the Benchmark by writing out-of-the-money options which allowed the Fund to participate in more of the underlying equity rally throughout the year.

The Fund's equity holdings during the performance period underperformed the Benchmark's equity holdings, resulting in the overall underperformance of the Fund versus the Benchmark during the period. The Fund's tilt toward higher dividend-paying stocks, in combination with the Fund's position in lower-beta securities resulted in underperformance versus the broader large-cap market, as represented by the Index.

MARKET AND FUND OUTLOOK

Today, we believe the Fund is well positioned to achieve its primary and secondary investment objectives of providing current income and seeking capital appreciation. The Fund is invested in a broad array of large-cap U.S. equity securities with a market cap weighted dividend yield of 2.64% versus the Index dividend yield of 1.96%. As of the end of the fiscal period, the Fund's option strategy was overwriting 52% of the Fund's assets with an average time to expiration of 31 days. We believe the combination of dividend-tilted equity holdings plus options strategy provide the Fund a strong base and we believe the combination will allow the Fund to generate attractive risk-adjusted total returns going forward and be supportive of the Fund's primary investment objective of providing current income.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST HIGH INCOME ETF (FTHI) (CONTINUED)

-----------------------------------------------------------
PORTFOLIO SECTOR ALLOCATION AS OF SEPTEMBER 30, 2014
-----------------------------------------------------------
                                          % OF TOTAL
SECTOR                               LONG-TERM INVESTMENTS
Information Technology                       18.76%
Consumer Staples                             16.15
Health Care                                  15.84
Financials                                   10.59
Energy                                        9.09
Industrials                                   9.00
Consumer Discretionary                        6.78
Utilities                                     5.72
Telecommunication Services                    5.67
Materials                                     2.40
                                            -------
      Total                                 100.00%
                                            =======

-----------------------------------------------------------
TOP TEN PORTFOLIO HOLDINGS AS OF SEPTEMBER 30, 2014
-----------------------------------------------------------
                                          % OF TOTAL
SECURITY                             LONG-TERM INVESTMENTS
Altria Group, Inc.                            5.10%
Duke Energy Corp.                             4.38
Apple, Inc.                                   4.08
Merck & Co., Inc.                             3.35
3M Co.                                        3.11
AT&T, Inc.                                    3.06
Microsoft Corp.                               3.01
Pfizer, Inc.                                  2.89
Johnson & Johnson                             2.87
ConocoPhillips                                2.58
                                            -------
     Total                                   34.43%
                                            =======


                  PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                      JANUARY 6, 2014 - SEPTEMBER 30, 2014

            First Trust High     CBOE S&P 500               S&P 500(R)
            Income ETF           BuyWrite Monthly Index     Index
1/6/14      $10,000              $10,000                    $10,000
3/31/14      10,093               10,250                     10,299
9/30/14      10,466               10,657                     10,960


Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH SEPTEMBER 30, 2014

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period January 7, 2014 (commencement of trading) through September 30, 2014. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

                            NUMBER OF DAYS BID/ASK MIDPOINT                NUMBER OF DAYS BID/ASK MIDPOINT
                                      AT/ABOVE NAV                                    BELOW NAV
                        ----------------------------------------       ----------------------------------------
                        0.00%-      0.50%-     1.00%-                  0.00%-     0.50%-      1.00%-
FOR THE PERIOD          0.49%       0.99%      1.99%     >=2.00%       0.49%      0.99%       1.99%     >=2.00%
1/7/14 - 9/30/14          85           1          0          0           98          1           0          0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST LOW BETA INCOME ETF (FTLB)

The First Trust Low Beta Income ETF (the "Fund" or "FTLB") is an actively managed exchange-traded fund. The Fund's primary investment objective is to provide current income. The Fund invests primarily in large-cap equity securities listed on U.S. exchanges and will also employ an option strategy in which it writes U.S. exchange-traded covered call options on the S&P 500(R) Index ("Index"), in order to seek additional cash flow in the form of premiums on the options. Those premiums may be distributed to shareholders on a monthly basis or used to purchase U.S. exchange-traded put options on the Index that seek to provide the Fund with downside protection and which are expected to reduce the Fund's price sensitivity to declining markets.

PORTFOLIO MANAGEMENT TEAM

Portfolio management decisions are made under the direction of the First Trust Advisors Investment Committee. Daily decisions are made primarily by two investment committee members:

John Gambla, CFA, Senior Portfolio Manager
Rob A. Guttschow, CFA, Senior Portfolio Manager

OVERALL MARKET RECAP

U.S. economic growth dipped into negative territory during the first quarter of 2014, as extremely cold weather throughout the Midwest and East Coast dampened economic activity. However, growth quickly resumed in the second quarter, jumping from -2.1% annualized growth in the first quarter to 4.6% growth in the second quarter. Third quarter estimates show the trend continuing with consensus estimates of a 3.0% annualized third quarter growth rate. Coincident with GDP growth, the widely watched unemployment rate stalled at 6.7% in the first quarter before falling to 5.9% by the end of the third quarter.

With solid, but certainly not spectacular, economic growth and an unemployment rate falling well through the Federal Reserve's ("Fed") 2013 stated threshold for the removal of "crisis" level interest rates, the third quarter brought forth a more heated debate about when and how the Fed would begin to raise rates. The Fed's asset purchase program plus the ultra-low Fed Funds rate are widely believed to have been supportive of the U.S. equity markets. With the asset purchase program likely ending in November 2014, the markets have been increasingly focused on when the Fed will begin to raise short-term rates and how that will affect the fixed income and U.S. equity markets. The Fed's response to the "when" question, in summary, has been "it depends upon the data." Regardless of the exact timing of the first rate increases, a data-dependent Fed is likely to result in a data-dependent market, implying that higher levels of market volatility are here to stay, in our opinion.

U.S. equity markets, as represented by the S&P 500(R) Index, have responded to the solid economic growth by rallying 8.34% year-to-date. Earnings, as reported by Standard & Poor's, have been supportive with estimated earnings for the S&P 500(R) Index, growing by 10.85% in the third quarter versus 2013 third quarter earnings. That's the second solid quarter in a row, as second quarter earnings were up 11.3% versus second quarter earnings in 2013. One conundrum in this rosy picture has been the performance of the small-cap sector of the U.S. equity markets. Small-cap stocks, as represented by the S&P 600(R) Index, are down -3.73% on the year. Through August, small-cap stocks were slightly positive before falling -5.37% in September. September brought forth growing concerns that global growth was slowing and the growth sensitive small stock sector was the first to respond with a big downturn.

--------------------------------------------------------------------------------
PERFORMANCE
--------------------------------------------------------------------------------
                                                                 CUMULATIVE
                                                                TOTAL RETURNS
                                                             Inception (1/6/14)
                                                                 to 9/30/14

FUND PERFORMANCE
 NAV                                                                3.83%
 Market Price                                                       4.24%

INDEX PERFORMANCE
 CBOE S&P 500 95-110 Collar Index*                                  6.97%
 S&P 500(R) Index                                                   9.60%
--------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 26.)



* The CBOE S&P 500 95-110 Collar Index is designed to protect an investment in S&P 500(R) stocks against market declines. The passive collar strategy reflected by the index entails: holding the stocks in the S&P 500(R) Index; buying three-month S&P 500(R) put options to protect this S&P 500(R) portfolio from market decreases; and selling one-month S&P 500(R) call options to help finance the cost of the put options.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST LOW BETA INCOME ETF (FTLB) (CONTINUED)

PERFORMANCE REVIEW

The Fund's inception date was January 6, 2014. The Fund's performance from inception through September 30, 2014 was 4.24% on a market price basis and 3.83% on NAV. The Fund's benchmark, the CBOE S&P 500 95-110 Collar Index ("Benchmark") returned 6.97% during the same period. Starting in February, the Fund has paid a distribution in each of the months since the Fund was launched with the payable date being the last business day of the month. The average distribution has been $0.0595 per share.

The Fund tilts its equity holdings toward higher paying dividend stocks and during the period, the portfolio managers attempted to limit the amount of overlap between the equity holdings and the S&P 500(R) Index ("Index"). Additionally, during this performance period, where possible, the portfolio managers favored lower-beta companies. The portfolio managers believe that a portfolio tilted toward higher dividend paying stocks and lower beta stocks will, over time, offer investors attractive risk adjusted total returns relative to the Index.

Since inception, the Fund's "option strategy" of selling Index call options has underperformed the Benchmark's option strategy. The Fund typically sells call options which are 1% to 3% out-of-the-money relative to the Index. The Benchmark's call options are 10% out-of-the-money. Since inception, the general uptrend in the market has favored further out-of-the-money call options versus closer-to-the-money, resulting in the underperformance in the option strategy. The average notional amount of the Fund's option strategy during this period has been 56% of NAV for the calls and 38% of NAV for the puts.

The Fund's equity holdings during the performance period underperformed the Benchmark's equity holdings, resulting in the overall underperformance of the Fund versus the Benchmark during the period. The Fund's tilt toward higher dividend-paying stocks, in combination with the Fund's position in lower-beta securities resulted in underperformance versus the broader large-cap market, as represented by the Index.

MARKET AND FUND OUTLOOK

Today, we believe the Fund is well positioned to achieve its primary objective of providing current income. The Fund is invested in a broad array of large-cap U.S. equity securities with a market cap weighted dividend yield of 2.64% versus the Index dividend yield of 1.96%. As of the end of the fiscal period, the notional amount of the Fund's option strategy was 52% of NAV for the calls and 26% of NAV for the puts. The average time to expiration for the calls was 31 days and 88 days for the puts. We believe the combination of dividend-tilted equity holdings plus options strategy provide the Fund a strong base and we believe the combination will allow the Fund to generate attractive risk-adjusted total returns going forward and be supportive of the Fund's primary investment objective of providing current income.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST LOW BETA INCOME ETF (FTLB) (CONTINUED)

-----------------------------------------------------------
PORTFOLIO SECTOR ALLOCATION AS OF SEPTEMBER 30, 2014
-----------------------------------------------------------
                                          % OF TOTAL
SECTOR                               LONG-TERM INVESTMENTS
Information Technology                       18.75%
Consumer Staples                             16.16
Health Care                                  15.85
Financials                                   10.58
Energy                                        9.09
Industrials                                   9.00
Consumer Discretionary                        6.78
Utilities                                     5.72
Telecommunication Services                    5.67
Materials                                     2.40
                                            -------
      Total                                 100.00%
                                            =======

-----------------------------------------------------------
TOP TEN PORTFOLIO HOLDINGS AS OF SEPTEMBER 30, 2014
-----------------------------------------------------------
                                          % OF TOTAL
SECURITY                             LONG-TERM INVESTMENTS
Altria Group, Inc.                            5.10%
Duke Energy Corp.                             4.38
Apple, Inc.                                   4.08
Merck & Co., Inc.                             3.35
3M Co.                                        3.11
AT&T, Inc.                                    3.06
Microsoft Corp.                               3.01
Pfizer, Inc.                                  2.89
Johnson & Johnson                             2.87
ConocoPhillips                                2.58
                                            -------
     Total                                   34.43%
                                            =======

                  PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                      JANUARY 6, 2014 - SEPTEMBER 30, 2014

             First Trust Low Beta     CBOE S&P 500            S&P 500(R)
             Income ETF               95-110 Collar Index     Index
1/6/14       $10,000                  $10,000                 $10,000
3/31/14       10,053                   10,203                  10,299
9/30/14       10,383                   10,697                  10,960


Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH SEPTEMBER 30, 2014

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period January 7, 2014 (commencement of trading) through September 30, 2014. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

                            NUMBER OF DAYS BID/ASK MIDPOINT                NUMBER OF DAYS BID/ASK MIDPOINT
                                      AT/ABOVE NAV                                    BELOW NAV
                        ----------------------------------------       ----------------------------------------
                        0.00%-      0.50%-     1.00%-                  0.00%-     0.50%-      1.00%-
FOR THE PERIOD          0.49%       0.99%      1.99%     >=2.00%       0.49%      0.99%       1.99%     >=2.00%
1/7/14 - 9/30/14          88           3          3          0           81         10           0          0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST NASDAQ RISING DIVIDEND ACHIEVERS ETF (RDVY)

The First Trust NASDAQ Rising Dividend Achievers ETF (the "Fund") seeks investment results that correspond generally to the price and yield (before the fees and expenses) of the NASDAQ U.S. Rising Dividend Achievers Index (the "Index"). The Fund normally invests at least 90% of its net assets (plus the amount of any borrowings for investment purposes) in securities that comprise the Index. The Index is composed of the securities of 50 companies with a history of raising their dividends and exhibit the characteristics to continue to do so in the future. The Index is designed to provide access to a diversified portfolio of small-, mid- and large-capitalization income-producing securities.

--------------------------------------------------------------------------------
PERFORMANCE
--------------------------------------------------------------------------------
                                                                  CUMULATIVE
                                                                 TOTAL RETURNS
                                                              Inception (1/6/14)
                                                                  to 9/30/14

FUND PERFORMANCE
 NAV                                                                 6.88%
 Market Price                                                        6.88%

INDEX PERFORMANCE
 NASDAQ US Rising Dividend Achievers Index                           7.31%
 Dow Jones U.S. Select Dividend Index(SM)*                           8.07%
--------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 26.)

PERFORMANCE REVIEW

The Fund generated a NAV return of 6.88% from its inception (1/6/2014) until the end of the period covered by this report. During the same period, the benchmark Dow Jones U.S. Select Dividend Index(SM) generated a return of 8.07%. The Health Care sector was the top-performing and contributing sector in the Fund. The Fund's holdings in the sector returned 26.0% and contributed 3.5% to the Fund's return. Questcor Pharmaceuticals, Inc. was the top individual performer in the sector, with a return of 54.4% and an individual contribution of 1.1%. The Information Technology sector was the second-best contributing sector, with a contribution of 2.1%. The Fund's holdings in the sector returned 9.5%, but comprised an average of 23.1% of the Fund's weight. Relative to its benchmark, the Fund underperformed due to not having Utilities exposure and due to a negative selection effect in the Energy sector. Within the Energy sector, the Fund's holdings returned -2.9% versus the benchmark's 8.4%. The Fund's underperformance was muted by the previously mentioned Health Care sector where the Fund was overweight and outperformed, relative to the benchmark.

* The Dow Jones U.S. Select Dividend Index(SM) represents 100 of the United States' leading stocks by dividend yield.



NASDAQ(R), OMX(R), NASDAQ OMX(R), and NASDAQ U.S. Rising Dividend Achievers Index are registered trademarks and service marks of The NASDAQ OMX Group, Inc. (which with its affiliates is referred to as the "Corporations") and are licensed for use by First Trust. The Fund has not been passed on by the Corporations as to its legality or suitability. The Fund is not issued, endorsed, sold, or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST NASDAQ RISING DIVIDEND ACHIEVERS ETF (RDVY) (CONTINUED)


-----------------------------------------------------------
PORTFOLIO SECTOR ALLOCATION AS OF SEPTEMBER 30, 2014
-----------------------------------------------------------
                                          % OF TOTAL
SECTOR                               LONG-TERM INVESTMENTS
Financials                                   29.21%
Information Technology                       23.13
Energy                                       18.42
Health Care                                  12.45
Industrials                                   8.32
Consumer Discretionary                        4.06
Materials                                     2.28
Telecommunication Services                    2.13
                                            -------
      Total                                 100.00%
                                            =======

-----------------------------------------------------------
TOP TEN PORTFOLIO HOLDINGS AS OF SEPTEMBER 30, 2014
-----------------------------------------------------------
                                          % OF TOTAL
SECURITY                             LONG-TERM INVESTMENTS
CF Industries Holdings, Inc.                  2.28%
Accenture PLC, Class A                        2.17
Cisco Systems, Inc.                           2.14
Verizon Communications, Inc.                  2.13
Aflac, Inc.                                   2.13
Apple, Inc.                                   2.12
Microsoft Corp.                               2.12
Travelers Cos., Inc.                          2.11
EMC Corp.                                     2.11
BlackRock, Inc.                               2.11
                                            -------
     Total                                   21.42%
                                            =======

                        PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                            JANUARY 6, 2014 - SEPTEMBER 30, 2014

            First Trust NASDAQ Rising     NASDAQ US Rising             Dow Jones U.S. Select
            Dividend Achievers ETF        Dividend Achievers Index     Dividend Index(SM)
1/6/14      $10,000                       $10,000                      $10,000
3/31/14      10,204                        10,220                       10,543
9/30/14      10,688                        10,731                       10,807


Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH SEPTEMBER 30, 2014

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period January 7, 2014 (commencement of trading) through September 30, 2014. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

                            NUMBER OF DAYS BID/ASK MIDPOINT                NUMBER OF DAYS BID/ASK MIDPOINT
                                      AT/ABOVE NAV                                    BELOW NAV
                        ----------------------------------------       ----------------------------------------
                        0.00%-      0.50%-     1.00%-                  0.00%-     0.50%-      1.00%-
FOR THE PERIOD          0.49%       0.99%      1.99%     >=2.00%       0.49%      0.99%       1.99%     >=2.00%
1/7/14 - 9/30/14         123           4          1          0           55          2           0          0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST DORSEY WRIGHT FOCUS 5 ETF (FV)

The First Trust Dorsey Wright Focus 5 ETF (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an index called the Dorsey Wright Focus Five Index (the "Index"). The Fund will normally invest at least 90% of its net assets (plus the amount of any borrowings for investment purposes) in the exchange-traded funds ("ETFs") that comprise the Index. The ETFs in which the Fund invests are advised by First Trust Advisors L.P. ("First Trust"), the Fund's investment advisor. The Index is constructed pursuant to Dorsey, Wright & Associates LLC's proprietary methodology, which takes into account the performance of each of the First Trust sector-based ETFs relative to one another. The Index is designed to provide targeted exposure to the five First Trust sector-based ETFs that the Index Provider believes offer the greatest potential to outperform the other ETFs in the selection universe.

--------------------------------------------------------------------------------
PERFORMANCE
--------------------------------------------------------------------------------
                                                                  CUMULATIVE
                                                                 TOTAL RETURNS
                                                              Inception (3/5/14)
                                                                  to 9/30/14

FUND PERFORMANCE
 NAV                                                                 1.91%
 Market Price                                                        1.96%

INDEX PERFORMANCE
 Dorsey Wright Focus Five Index                                      2.08%
 S&P 500(R) Index                                                    6.47%
--------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 26.)

PERFORMANCE REVIEW

The Fund generated a NAV return of 1.91% from its inception (3/5/2014) until the end of the period covered by this report. During the same period, the benchmark S&P 500(R) Index generated a return of 6.47%. The First Trust NYSE Arca Biotechnology Index Fund was the top-performing holding in the Fund, with a return of 9.9% while the Fund was in existence this reporting period. The First Trust Dow Jones Internet Index Fund and the First Trust Consumer Discretionary AlphaDEX(R) Fund were both laggards with returns of -6.9% and -1.4%, respectively.

The Fund is not sposored, endorsed, sold or promoted by Dorsey, Wright & Associates LLC ("Dorsey Wright"). Dorsey Wright makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of trading in the Fund. Dorsey Wright's only relationship to First Trust is the licensing of certain trademarks and trade names of Dorsey Wright and of the Index, which is determined, composed and calculated by Dorsey Wright without regard to Frist Trust or the Fund.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST DORSEY WRIGHT FOCUS 5 ETF (FV) (CONTINUED)

               PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                   MARCH 5, 2014 - SEPTEMBER 30, 2014

            First Trust Dorsey Wright     Dorsey Wright        S&P 500(R)
            Focus 5 ETF                   Focus Five Index     Index
3/5/14      $10,000                       $10,000              $10,000
3/31/14       9,421                         9,416               10,004
9/30/14      10,191                        10,208               10,647


Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH SEPTEMBER 30, 2014

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period March 6, 2014 (commencement of trading) through September 30, 2014. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

                            NUMBER OF DAYS BID/ASK MIDPOINT                NUMBER OF DAYS BID/ASK MIDPOINT
                                      AT/ABOVE NAV                                    BELOW NAV
                        ----------------------------------------       ----------------------------------------
                        0.00%-      0.50%-     1.00%-                  0.00%-     0.50%-      1.00%-
FOR THE PERIOD          0.49%       0.99%      1.99%     >=2.00%       0.49%      0.99%       1.99%     >=2.00%
3/6/14 - 9/30/14         131           0          0          0           14          0           0          0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST RBA AMERICAN INDUSTRIAL RENAISSANCE(R) ETF (AIRR)

The First Trust RBA American Industrial Renaissance(R) ETF (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an index called the Richard Bernstein Advisors American Industrial Renaissance(R) Index (the "Index"). The Fund normally invests at least 90% of its net assets (plus the amount of any borrowings for investment purposes) in U.S. equity securities that comprise the Index. The Index is designed to measure the performance of small- and mid-cap U.S. companies in the industrial and community banking sectors.

-----------------------------------------------------------------------------------------------
PERFORMANCE
-----------------------------------------------------------------------------------------------
                                                                                CUMULATIVE
                                                                               TOTAL RETURNS
                                                                            Inception (3/10/14)
                                                                                to 9/30/14

FUND PERFORMANCE
 NAV                                                                              -8.37%
 Market Price                                                                     -8.37%

INDEX PERFORMANCE
 Richard Bernstein Advisors American Industrial Renaissance(R) Index              -8.03%
 S&P 500(R) Index                                                                  6.24%
 S&P 500(R) Industrials Index                                                      2.26%
-----------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 26.)

PERFORMANCE REVIEW

The Fund generated a NAV return of -8.37% from its inception (3/10/2014) until the end of the period covered by this report. During the same period, the benchmark S&P 500(R) Industrials Index generated a return of 2.26%. The Construction and Engineering and the Electrical Equipment industries were the worst contributors to the Fund's return. The Construction and Engineering industry had a 36.4% average Fund weight and returned -7.3% from inception through the end of the reporting period, resulting in a -2.7% contribution. The Electrical Equipment industry had an average weight of 20.3% in the Fund and returned -18.5%, resulting in a contribution of -4.1%. On the positive side, the Fund's holdings in the Commercial Services and Supplies industry returned 17.3% and contributed 0.6% to the Fund's return.

The Fund is not sponsored, endorsed, sold or promoted by Richard Bernstein Advisors ("RBA"). RBA makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of trading in the Fund. RBA's only relationship to First Trust is the licensing of certain trademarks and trade names of RBA and of the Index, which is determined, composed and calculated by RBA without regard to First Trust or the Fund. Licensor has no obligation to take the needs of First Trust or the owners of the Fund into consideration in determining, composing or calculating the Index. Licensor is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Fund to be listed or in the determination or calculation of the equation by which the Fund is to be converted into cash. Licensor has no obligation or liability in connection with the administration, marketing or trading of the Fund.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST RBA AMERICAN INDUSTRIAL RENAISSANCE(R) ETF (AIRR) (CONTINUED)

-----------------------------------------------------------
PORTFOLIO SECTOR ALLOCATION AS OF SEPTEMBER 30, 2014
-----------------------------------------------------------
                                          % OF TOTAL
SECTOR                               LONG-TERM INVESTMENTS
Industrials                                  90.23%
Financials                                    9.77
                                            -------
      Total                                 100.00%
                                            =======

-----------------------------------------------------------
TOP TEN PORTFOLIO HOLDINGS AS OF SEPTEMBER 30, 2014
-----------------------------------------------------------
                                          % OF TOTAL
SECURITY                             LONG-TERM INVESTMENTS
FreightCar America, Inc.                      4.41%
Pike Corp.                                    4.29
Douglas Dynamics, Inc.                        3.34
Trinity Industries, Inc.                      3.24
Dycom Industries, Inc.                        3.22
Acuity Brands, Inc.                           3.20
Quanta Services, Inc.                         3.20
Primoris Services Corp.                       3.18
Covanta Holding Corp.                         3.17
Hubbell, Inc., Class B                        3.09
                                            -------
     Total                                   34.34%
                                            =======

                                      PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                                          MARCH 10, 2014 - SEPTEMBER 30, 2014

            First Trust RBA American           Richard Bernstein Advisors American     S&P 500(R)     S&P 500(R)
            Industrial Renaissance(R) ETF      Industrial Renaissance(R) Index         Index          Industrials Index
3/10/14     $10,000                            $10,000                                 $10,000        $10,000
3/31/14       9,805                              9,810                                   9,983          9,955
9/30/14       9,163                              9,197                                  10,624         10,226


Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH SEPTEMBER 30, 2014

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period March 11, 2014 (commencement of trading) through September 30, 2014. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

                            NUMBER OF DAYS BID/ASK MIDPOINT                NUMBER OF DAYS BID/ASK MIDPOINT
                                      AT/ABOVE NAV                                    BELOW NAV
                        ----------------------------------------       ----------------------------------------
                        0.00%-      0.50%-     1.00%-                  0.00%-     0.50%-      1.00%-
FOR THE PERIOD          0.49%       0.99%      1.99%     >=2.00%       0.49%      0.99%       1.99%     >=2.00%
3/11/14 - 9/30/14        104           4          0          0           31          3           0          0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST RBA QUALITY INCOME ETF (QINC)

The First Trust RBA Quality Income ETF (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an index called the Richard Bernstein Advisors Quality Income Index (the "Index"). The Fund normally invests at least 90% of its net assets (plus the amount of any borrowings for investment purposes) in U.S. and non-U.S., including emerging market, equity securities that comprise the Index. The non-U.S. equity securities may include American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") or other depositary receipts. The Index is designed to provide access to a diversified portfolio of small-, mid- and large-capitalization income-producing equity securities. The Index is focused on total return through a combination of dividend income and capital appreciation. The Index attempts to control the risks associated with investing in higher-yielding stocks, yet maintain attractive current income.

-----------------------------------------------------------------------------------------------
PERFORMANCE
-----------------------------------------------------------------------------------------------
                                                                                CUMULATIVE
                                                                               TOTAL RETURNS
                                                                            Inception (3/10/14)
                                                                                to 9/30/14

FUND PERFORMANCE
 NAV                                                                                1.14%
 Market Price                                                                       1.29%

INDEX PERFORMANCE
 Richard Bernstein Advisors Quality Income Index                                    1.62%
 S&P 500(R) Index                                                                   6.24%
 Dow Jones U.S. Select Dividend Index(SM)*                                          5.19%
-----------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 26.)

PERFORMANCE REVIEW

The Fund generated a NAV return of 1.14% from its inception (3/10/2014) until the end of the period covered by this report. During the same period, the benchmark Dow Jones U.S. Select Dividend Index(SM) generated a return of 5.19%. The Industrials and Information Technology sectors were the best performing sectors in the Fund with returns of 19.1% and 11.4%, respectively. However, the sectors' combined average weight in the Fund was 8.7%, limiting the sectors' contribution to return to 0.9%. Relative to the benchmark, the Fund underperformed due to being overweight the Financials sector, which had mostly flat returns in the period. The Fund had an average weight of 30.4% in the sector versus the benchmark's weight of 9.8%.

* The Dow Jones U.S. Select Dividend Index(SM) represents 100 of the United States' leading stocks by dividend yield.

The Fund is not sponsored, endorsed, sold or promoted by Richard Bernstein Advisors ("RBA"). RBA makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of trading in the Fund. RBA's only relationship to First Trust is the licensing of certain trademarks and trade names of RBA and of the Index, which is determined, composed and calculated by RBA without regard to First Trust or the Fund. Licensor has no obligation to take the needs of First Trust or the owners of the Fund into consideration in determining, composing or calculating the Index. Licensor is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Fund to be listed or in the determination or calculation of the equation by which the Fund is to be converted into cash. Licensor has no obligation or liability in connection with the administration, marketing or trading of the Fund.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST RBA QUALITY INCOME ETF (QINC) (CONTINUED)


-----------------------------------------------------------
PORTFOLIO SECTOR ALLOCATION AS OF SEPTEMBER 30, 2014
-----------------------------------------------------------
                                          % OF TOTAL
SECTOR                               LONG-TERM INVESTMENTS
Financials                                   27.50%
Utilities                                    23.19
Consumer Discretionary                       12.77
Consumer Staples                              8.18
Health Care                                   7.90
Energy                                        7.63
Information Technology                        6.09
Materials                                     2.39
Industrials                                   2.34
Telecommunication Services                    2.01
                                            -------
      Total                                 100.00%
                                            =======

-----------------------------------------------------------
TOP TEN PORTFOLIO HOLDINGS AS OF SEPTEMBER 30, 2014
-----------------------------------------------------------
                                          % OF TOTAL
SECURITY                             LONG-TERM INVESTMENTS
Lockheed Martin Corp.                         2.34%
Comtech Telecommunications Corp.              2.20
Bristol-Myers Squibb Co.                      2.19
Paychex, Inc.                                 2.17
Cracker Barrel Old Country Store, Inc.        2.16
PepsiCo, Inc.                                 2.15
Consolidated Edison, Inc.                     2.09
PetMed Express, Inc.                          2.09
Reynolds American, Inc.                       2.09
Public Service Enterprise Group, Inc.         2.08
                                            -------
     Total                                   21.56%
                                            =======

                                PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                                    MARCH 10, 2014 - SEPTEMBER 30, 2014

            First Trust RBA Quality     Richard Bernstein Advisors     S&P 500(R)     Dow Jones U.S. Select
            Income ETF                  Quality Income Index           Index          Dividend Index(SM)
3/10/14     $10,000                     $10,000                        $10,000        $10,000
3/31/14      10,170                      10,172                          9,983         10,262
9/30/14      10,114                      10,162                         10,624         10,520


Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH SEPTEMBER 30, 2014

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period March 11, 2014 (commencement of trading) through September 30, 2014. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

                            NUMBER OF DAYS BID/ASK MIDPOINT                NUMBER OF DAYS BID/ASK MIDPOINT
                                      AT/ABOVE NAV                                    BELOW NAV
                        ----------------------------------------       ----------------------------------------
                        0.00%-      0.50%-     1.00%-                  0.00%-     0.50%-      1.00%-
FOR THE PERIOD          0.49%       0.99%      1.99%     >=2.00%       0.49%      0.99%       1.99%     >=2.00%
3/11/14 - 9/30/14         87           3          0          0           49          3           0          0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST DORSEY WRIGHT INTERNATIONAL FOCUS 5 ETF (IFV)

The First Trust Dorsey Wright International Focus 5 ETF (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an index called the Dorsey Wright International Focus Five Index (the "Index"). The Fund will normally invest at least 90% of its net assets (plus the amount of any borrowings for investment purposes) in the exchange-traded funds ("ETFs") that comprise the Index. The ETFs in which the Fund invests are advised by First Trust Advisors L.P. ("First Trust"), the Fund's investment advisor. The Index is constructed pursuant to Dorsey, Wright & Associates LLC's proprietary methodology, which takes into account the performance of each of the First Trust international ETFs relative to one another. The Index is designed to provide targeted exposure to the five First Trust international ETFs that the Index Provider believes offer the greatest potential to outperform the other ETFs in the selection universe.

-----------------------------------------------------------------------------------------------
PERFORMANCE
-----------------------------------------------------------------------------------------------
                                                                                CUMULATIVE
                                                                               TOTAL RETURNS
                                                                            Inception (7/22/14)
                                                                                to 9/30/14

FUND PERFORMANCE
 NAV                                                                              -7.57%
 Market Price                                                                     -7.32%

INDEX PERFORMANCE
 Dorsey Wright International Focus Five Index                                     -7.81%
 MSCI All Country World Ex-US Index                                               -5.54%
-----------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 26.)

PERFORMANCE REVIEW

The Fund generated a NAV return of -7.57% from its inception (7/22/2014) until the end of the period covered by this report. During the same period, the benchmark MSCI All Country World Ex-US Index generated a return of -5.54%. For the time the Fund was active this reporting period, the First Trust Emerging Markets Small Cap AlphaDEX(R) Fund was the best performing holding with a return of -4.3%. The worst performing holding was the First Trust Germany AlphaDEX(R) Fund, with a return of -10.8%.

The Fund is not sposored, endorsed, sold or promoted by Dorsey, Wright & Associates LLC ("Dorsey Wright"). Dorsey Wright makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of trading in the Fund. Dorsey Wright's only relationship to First Trust is the licensing of certain trademarks and trade names of Dorsey Wright and of the Index, which is determined, composed and calculated by Dorsey Wright without regard to Frist Trust or the Fund.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST DORSEY WRIGHT INTERNATIONAL FOCUS 5 ETF (IFV) (CONTINUED)

                         PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                             JULY 22, 2014 - SEPTEMBER 30, 2014

            First Trust Dorsey Wright      Dorsey Wright International    MSCI All Country
            International Focus 5 ETF      Focus Five Index               World Ex-US Index
7/22/14     $10,000                        $10,000                         $10,000
9/30/14       9,243                          9,219                           9,446

Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH SEPTEMBER 30, 2014

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period July 23, 2014 (commencement of trading) through September 30, 2014. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

                            NUMBER OF DAYS BID/ASK MIDPOINT                NUMBER OF DAYS BID/ASK MIDPOINT
                                      AT/ABOVE NAV                                    BELOW NAV
                        ----------------------------------------       ----------------------------------------
                        0.00%-      0.50%-     1.00%-                  0.00%-     0.50%-      1.00%-
FOR THE PERIOD          0.49%       0.99%      1.99%     >=2.00%       0.49%      0.99%       1.99%     >=2.00%
7/23/14 - 9/30/14         40           1          0          0            8          0           0          0

--------------------------------------------------------------------------------
NOTES TO FUND PERFORMANCE OVERVIEW
--------------------------------------------------------------------------------

Total returns for the periods since inception are calculated from the inception date of each Fund. "Average annual total returns" represent the average annual change in value of an investment over the periods indicated. "Cumulative total returns" represent the total change in value of an investment over the periods indicated.

Each Fund's per share net asset value ("NAV") is the value of one share of the Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The price used to calculate market return ("Market Price") is determined by using the midpoint between the highest bid and the lowest offer on the stock exchange on which shares of the Fund are listed for trading as of the time that the Fund's NAV is calculated. Since shares of each Fund did not trade in the secondary market until after the Fund's inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of each Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that all dividend distributions have been reinvested in each Fund at NAV and Market Price, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike each Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by each Fund. These expenses negatively impact the performance of each Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns presented reflect the reinvestment of dividends on securities in the indices. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of each Fund will vary with changes in market conditions. Shares of each Fund may be worth more or less than their original cost when they are redeemed or sold in the market. Each Fund's past performance is no guarantee of future performance.

FIRST TRUST EXCHANGE-TRADED FUND VI

UNDERSTANDING YOUR FUND EXPENSES
SEPTEMBER 30, 2014 (UNAUDITED)

As a shareholder of First Trust NASDAQ Technology Dividend Index Fund, Multi-Asset Diversified Income Index Fund, International Multi-Asset Diversified Income Index Fund, First Trust High Income ETF, First Trust Low Beta Income ETF, First Trust NASDAQ Rising Dividend Achievers ETF, First Trust Dorsey Wright Focus 5 ETF, First Trust RBA American Industrial Renaissance(R) ETF, First Trust RBA Quality Income ETF, or First Trust Dorsey Wright International Focus 5 ETF (each a "Fund" and collectively, the "Funds"), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service fees, if any, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in U.S. dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at the beginning of the period (or since inception) and held through the six-month (or shorter) period ended September 30, 2014.

ACTUAL EXPENSES

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Six-Month Period" to estimate the expenses you paid on your account during this six-month period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


-------------------------------------------------------------------------------------------------------------------------------
                                                                                           ANNUALIZED
                                                                                          EXPENSE RATIO       EXPENSES PAID
                                                     BEGINNING            ENDING          BASED ON THE         DURING THE
                                                   ACCOUNT VALUE      ACCOUNT VALUE         SIX-MONTH           SIX-MONTH
                                                   APRIL 1, 2014    SEPTEMBER 30, 2014       PERIOD            PERIOD (a)
-------------------------------------------------------------------------------------------------------------------------------

FIRST TRUST NASDAQ TECHNOLOGY DIVIDEND INDEX FUND (TDIV)
Actual                                              $1,000.00           $1,089.80             0.50%               $2.62
Hypothetical (5% return before expenses)            $1,000.00           $1,022.56             0.50%               $2.54

MULTI-ASSET DIVERSIFIED INCOME INDEX FUND (MDIV)
Actual                                              $1,000.00           $1,034.40             0.60%               $3.06
Hypothetical (5% return before expenses)            $1,000.00           $1,022.06             0.60%               $3.04

INTERNATIONAL MULTI-ASSET DIVERSIFIED INCOME INDEX FUND (YDIV)
Actual                                              $1,000.00           $1,002.70             0.70%               $3.51
Hypothetical (5% return before expenses)            $1,000.00           $1,021.56             0.70%               $3.55

FIRST TRUST EXCHANGE-TRADED FUND VI

SEPTEMBER 30, 2014 (UNAUDITED)


-------------------------------------------------------------------------------------------------------------------------------
                                                                                           ANNUALIZED
                                                                                          EXPENSE RATIO       EXPENSES PAID
                                                     BEGINNING            ENDING          BASED ON THE         DURING THE
                                                   ACCOUNT VALUE      ACCOUNT VALUE         SIX-MONTH           SIX-MONTH
                                                   APRIL 1, 2014    SEPTEMBER 30, 2014       PERIOD            PERIOD (a)
-------------------------------------------------------------------------------------------------------------------------------

FIRST TRUST HIGH INCOME ETF (FTHI)
Actual                                              $1,000.00           $1,037.00             0.85%               $4.34
Hypothetical (5% return before expenses)            $1,000.00           $1,020.81             0.85%               $4.31

FIRST TRUST LOW BETA INCOME ETF (FTLB)
Actual                                              $1,000.00           $1,032.80             0.85%               $4.33
Hypothetical (5% return before expenses)            $1,000.00           $1,020.81             0.85%               $4.31

FIRST TRUST NASDAQ RISING DIVIDEND ACHIEVERS ETF (RDVY)
Actual                                              $1,000.00           $1,047.50             0.50%               $2.57
Hypothetical (5% return before expenses)            $1,000.00           $1,022.56             0.50%               $2.54

FIRST TRUST DORSEY WRIGHT FOCUS 5 ETF (FV)
Actual                                              $1,000.00           $1,082.40             0.30%               $1.57
Hypothetical (5% return before expenses)            $1,000.00           $1,023.56             0.30%               $1.52

FIRST TRUST RBA AMERICAN INDUSTRIAL RENAISSANCE(R) ETF (AIRR)
Actual                                              $1,000.00          $   934.50             0.70%               $3.39
Hypothetical (5% return before expenses)            $1,000.00           $1,021.56             0.70%               $3.55

FIRST TRUST RBA QUALITY INCOME ETF (QINC)
Actual                                              $1,000.00          $   994.50             0.70%               $3.50
Hypothetical (5% return before expenses)            $1,000.00           $1,021.56             0.70%               $3.55

-------------------------------------------------------------------------------------------------------------------------------
                                                                                           ANNUALIZED         EXPENSES PAID
                                                                                          EXPENSE RATIO     DURING THE PERIOD
                                                     BEGINNING            ENDING          BASED ON THE      JULY 22, 2014 (b)
                                                   ACCOUNT VALUE       ACCOUNT VALUE     NUMBER OF DAYS            TO
                                                 JULY 22, 2014 (b)  SEPTEMBER 30, 2014    IN THE PERIOD  SEPTEMBER 30, 2014 (c)
-------------------------------------------------------------------------------------------------------------------------------

FIRST TRUST DORSEY WRIGHT INTERNATIONAL FOCUS 5 ETF (IFV)
Actual                                              $1,000.00          $   924.30             0.30%               $0.56
Hypothetical (5% return before expenses)            $1,000.00           $1,023.56             0.30%               $1.52

(a) Expenses are equal to the annualized expense ratio as indicated in the table, multiplied by the average account value over the period (April 1, 2014 through September 30, 2014), multiplied by 183/365 (to reflect the one-half year period).

(b)   Inception date.

(c) Actual expenses are equal to the annualized expense ratio as indicated in the table, multiplied by the average account value over the period (July 22, 2014 through September 30, 2014), multiplied by 71/365. Hypothetical expenses are assumed for the most recent half-year period.

FIRST TRUST NASDAQ TECHNOLOGY DIVIDEND INDEX FUND (TDIV)

PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 2014

SHARES      DESCRIPTION                              VALUE
----------  -----------------------------------  ------------
COMMON STOCKS -- 99.9%
            COMMERCIAL SERVICES & SUPPLIES
               -- 0.2%
    48,655  West Corp.                           $  1,433,376
                                                 ------------
            COMMUNICATIONS EQUIPMENT
               -- 14.3%
    16,266  ADTRAN, Inc.                              333,941
 2,363,470  Cisco Systems, Inc.                    59,488,540
     9,462  Comtech Telecommunications
               Corp.                                  351,513
    47,045  Harris Corp.                            3,123,788
     8,563  InterDigital, Inc.                        340,979
    99,935  Motorola Solutions, Inc.                6,323,887
   247,124  Nokia OYJ                               2,090,669
     7,693  Plantronics, Inc.                         367,571
   388,054  QUALCOMM, Inc.                         29,014,798
   145,396  Telefonaktiebolaget LM Ericsson,
               ADR                                  1,830,536
                                                 ------------
                                                  103,266,222
                                                 ------------
            DIVERSIFIED TELECOMMUNICATION
               SERVICES -- 13.1%
   422,350  AT&T, Inc.                             14,883,614
    15,864  Atlantic Tele-Network, Inc.               855,070
    16,811  BT Group PLC, ADR                       1,033,540
    27,452  China Unicom Hong Kong Ltd.,
               ADR                                    412,603
    15,833  Cogent Communications Group,
               Inc.                                   532,147
   138,401  Consolidated Communications
               Holdings, Inc.                       3,466,945
 2,171,433  Frontier Communications Corp.          14,136,029
   344,363  Orange S.A.                             5,075,911
    99,496  Telecom Argentina S.A.                  2,019,769
   604,059  Telefonica S.A.                         9,284,387
   404,540  TELUS Corp.                            13,827,177
   296,385  Verizon Communications, Inc.           14,816,286
 1,306,704  Windstream Holdings, Inc.              14,086,269
                                                 ------------
                                                   94,429,747
                                                 ------------
            ELECTRONIC EQUIPMENT,
               INSTRUMENTS & COMPONENTS
               -- 1.3%
   472,356  Corning, Inc.                           9,135,365

            HEALTH CARE TECHNOLOGY -- 0.2%
     7,517  Computer Programs & Systems,
               Inc.                                   432,152
    51,363  Quality Systems, Inc.                     707,269
                                                 ------------
                                                    1,139,421
                                                 ------------
            HOUSEHOLD DURABLES -- 0.9%
   123,776  Garmin Ltd.                             6,435,114
                                                 ------------


SHARES      DESCRIPTION                              VALUE
----------  -----------------------------------  ------------
            INTERNET SOFTWARE & SERVICES
               -- 0.6%
    20,419  InterActiveCorp.                     $  1,345,612
    17,637  j2 Global, Inc.                           870,562
    28,260  NetEase.com, ADR                        2,420,752
                                                 ------------
                                                    4,636,926
                                                 ------------
            IT SERVICES -- 9.2%
    36,595  Amdocs Ltd.                             1,678,979
    38,430  Computer Sciences Corp.                 2,349,994
    14,500  CSG Systems International, Inc.           381,060
     9,791  DST Systems, Inc.                         821,661
     5,541  Forrester Research, Inc.                  204,241
    30,579  Infosys Ltd., ADR                       1,849,724
   307,140  International Business Machines
               Corp.                               58,304,386
    22,251  Science Applications
               International Corp.                    984,162
     9,880  Wipro Ltd., ADR                           120,141
                                                 ------------
                                                   66,694,348
                                                 ------------
            SEMICONDUCTORS &
               SEMICONDUCTOR EQUIPMENT
               -- 21.1%
   100,089  Altera Corp.                            3,581,184
   166,524  Analog Devices, Inc.                    8,241,273
   402,454  Applied Materials, Inc.                 8,697,031
    14,200  ARM Holdings PLC, ADR                     620,398
    13,565  ASML Holding N.V., ADR                  1,340,493
    60,857  Avago Technologies Ltd.                 5,294,559
   120,569  Broadcom Corp., Class A                 4,873,399
    35,963  Brooks Automation, Inc.                   377,971
     3,322  ChipMOS TECHNOLOGIES
               Bermuda Ltd.                            75,144
   120,989  Cypress Semiconductor Corp.             1,194,766
    63,379  Himax Technologies, Inc., ADR             643,297
 1,691,386  Intel Corp.                            58,894,061
    78,827  Intersil Corp., Class A                 1,120,132
    74,323  KLA-Tencor Corp.                        5,855,166
   106,941  Linear Technology Corp.                 4,747,111
   167,314  Marvell Technology Group Ltd.           2,255,393
   182,402  Maxim Integrated Products, Inc.         5,515,837
    17,211  Micrel, Inc.                              207,048
   111,128  Microchip Technology, Inc.              5,248,575
    19,236  MKS Instruments, Inc.                     642,098
   175,437  NVIDIA Corp.                            3,236,813
     3,442  Power Integrations, Inc.                  185,558
    10,710  Silicon Motion Technology
               Corp., ADR                             288,527
    13,537  Tessera Technologies, Inc.                359,813
   507,320  Texas Instruments, Inc.                24,194,091
   126,109  Xilinx, Inc.                            5,340,716
                                                 ------------
                                                  153,030,454
                                                 ------------


                        See Notes to Financial Statements                Page 29

FIRST TRUST NASDAQ TECHNOLOGY DIVIDEND INDEX FUND (TDIV)

SEPTEMBER 30, 2014

SHARES      DESCRIPTION                              VALUE
----------  -----------------------------------  ------------
COMMON STOCKS (CONTINUED)
            SOFTWARE -- 15.9%
    10,864  Blackbaud, Inc.                      $    426,847
   300,702  CA, Inc.                                8,401,614
   224,623  Compuware Corp.                         2,383,250
    17,003  Epiq Systems, Inc.                        298,573
    49,471  Intuit, Inc.                            4,336,133
    18,921  Mentor Graphics Corp.                     387,786
 1,300,103  Microsoft Corp.                        60,272,775
     7,110  Monotype Imaging Holdings, Inc.           201,355
    11,536  NICE Systems Ltd., ADR                    470,554
    25,722  Open Text Corp.                         1,425,513
   711,093  Oracle Corp.                           27,220,640
    14,346  SAP AG, ADR                             1,035,207
    14,592  Solera Holdings, Inc.                     822,405
   325,542  Symantec Corp.                          7,653,492
                                                 ------------
                                                  115,336,144
                                                 ------------
            TECHNOLOGY HARDWARE, STORAGE &
               PERIPHERALS -- 16.6%
   576,230  Apple, Inc.                            58,055,172
    37,344  Diebold, Inc.                           1,318,990
   543,983  EMC Corp.                              15,916,943
   559,642  Hewlett-Packard Co.                    19,850,502
    29,526  Lexmark International, Inc.,
               Class A                              1,254,855
    88,856  NetApp, Inc.                            3,817,254
    52,411  SanDisk Corp.                           5,133,657
   166,404  Seagate Technology PLC                  9,529,957
    54,172  Western Digital Corp.                   5,272,019
                                                 ------------
                                                  120,149,349
                                                 ------------
            WIRELESS TELECOMMUNICATION
               SERVICES -- 6.5%
   352,418  America Movil SAB de CV,
               Series L, ADR                        8,880,934
   800,326  Mobile Telesystems OJSC, ADR           11,956,870
   361,976  Rogers Communications, Inc.,
               Class B                             13,545,142
    16,994  Shenandoah Telecommunications
               Co.                                    421,621
   217,167  SK Telecom Co., Ltd., ADR               6,588,847
   108,429  Telephone & Data Systems, Inc.          2,597,959
   117,380  TIM Participacoes S.A., ADR             3,075,356
                                                 ------------
                                                   47,066,729
                                                 ------------
            TOTAL INVESTMENTS - 99.9%             722,753,195
            (Cost $653,268,881) (a)

            NET OTHER ASSETS AND
               LIABILITIES - 0.1%                     782,620
                                                 ------------
            NET ASSETS - 100.0%                  $723,535,815
                                                 ============



(a) Aggregate cost for federal income tax purposes is $656,163,500. As of September 30, 2014, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $74,348,746 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $7,759,051.

ADR   American Depositary Receipt

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of September 30, 2014 is as follows (see Note 2A -- Portfolio Valuation in the Notes to Financial Statements):

                                                         LEVEL 2       LEVEL 3
                              TOTAL       LEVEL 1      SIGNIFICANT   SIGNIFICANT
                            VALUE AT       QUOTED      OBSERVABLE   UNOBSERVABLE
INVESTMENTS                 9/30/2014      PRICES        INPUTS        INPUTS
--------------------------------------------------------------------------------
Common Stocks*            $722,753,195  $722,753,195    $    --        $    --
                          ======================================================

* See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between Levels at September 30, 2014.


Page 30                 See Notes to Financial Statements

MULTI-ASSET DIVERSIFIED INCOME INDEX FUND (MDIV)
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 2014

  SHARES                                         DESCRIPTION                                            VALUE
----------  --------------------------------------------------------------------------------------  -------------
COMMON STOCKS -- 25.5%
            BANKS -- 3.9%
   422,646  First Niagara Financial Group, Inc....................................................  $   3,520,641
   208,497  FirstMerit Corp.......................................................................      3,669,547
   312,006  FNB Corp..............................................................................      3,740,952
   383,767  National Penn Bancshares, Inc.........................................................      3,726,378
   166,322  Trustmark Corp........................................................................      3,831,227
   118,730  United Bankshares, Inc................................................................      3,672,319
   508,025  Valley National Bancorp...............................................................      4,922,762
    80,746  Westamerica Bancorporation............................................................      3,756,304
                                                                                                    -------------
                                                                                                       30,840,130
                                                                                                    -------------
            DIVERSIFIED TELECOMMUNICATION SERVICES -- 1.2%
   145,344  AT&T, Inc.............................................................................      5,121,923
    83,402  Verizon Communications, Inc...........................................................      4,169,266
                                                                                                    -------------
                                                                                                        9,291,189
                                                                                                    -------------
            ELECTRIC UTILITIES -- 6.2%
    83,518  ALLETE, Inc...........................................................................      3,707,364
    70,437  American Electric Power Co., Inc......................................................      3,677,516
    57,771  Duke Energy Corp......................................................................      4,319,538
    58,194  Entergy Corp..........................................................................      4,500,142
   117,972  Exelon Corp...........................................................................      4,021,666
   140,925  Great Plains Energy, Inc..............................................................      3,406,157
   204,326  Hawaiian Electric Industries, Inc.....................................................      5,424,855
    73,638  Pinnacle West Capital Corp............................................................      4,023,580
   128,018  PPL Corp..............................................................................      4,204,111
   130,566  UIL Holdings Corp.....................................................................      4,622,037
   102,461  Westar Energy, Inc....................................................................      3,495,969
   116,125  Xcel Energy, Inc......................................................................      3,530,200
                                                                                                    -------------
                                                                                                       48,933,135
                                                                                                    -------------
            GAS UTILITIES -- 1.3%
    68,921  AGL Resources, Inc....................................................................      3,538,404
    74,227  Laclede Group, Inc....................................................................      3,444,133
    95,971  Piedmont Natural Gas Co., Inc.........................................................      3,217,908
                                                                                                    -------------
                                                                                                       10,200,445
                                                                                                    -------------
            HOUSEHOLD DURABLES -- 0.9%
   103,031  Leggett & Platt, Inc..................................................................      3,597,842
    48,188  Tupperware Brands Corp................................................................      3,326,900
                                                                                                    -------------
                                                                                                        6,924,742
                                                                                                    -------------
            INSURANCE -- 1.1%
    76,802  Cincinnati Financial Corp.............................................................      3,613,534
   324,350  Old Republic International Corp.......................................................      4,631,718
                                                                                                    -------------
                                                                                                        8,245,252
                                                                                                    -------------
            LEISURE PRODUCTS -- 0.5%
   119,703  Mattel, Inc...........................................................................      3,668,897
                                                                                                    -------------
            MEDIA -- 0.4%
    77,616  Meredith Corp.........................................................................      3,321,965
                                                                                                    -------------


                        See Notes to Financial Statements                Page 31

MULTI-ASSET DIVERSIFIED INCOME INDEX FUND (MDIV)
PORTFOLIO OF INVESTMENTS (CONTINUED)
SEPTEMBER 30, 2014

   SHARES/
   UNITS                                          DESCRIPTION                                            VALUE
----------  --------------------------------------------------------------------------------------  -------------
COMMON STOCKS (CONTINUED)
            MULTI-UTILITIES -- 5.3%
   102,829  Ameren Corp...........................................................................  $   3,941,435
   122,147  Avista Corp...........................................................................      3,729,148
   145,586  CenterPoint Energy, Inc...............................................................      3,562,489
   119,118  CMS Energy Corp.......................................................................      3,533,040
    75,780  Consolidated Edison, Inc..............................................................      4,293,695
    44,822  DTE Energy Co.........................................................................      3,410,058
    60,391  Integrys Energy Group, Inc............................................................      3,914,545
    86,623  PG&E Corp.............................................................................      3,901,500
   109,716  Public Service Enterprise Group, Inc..................................................      4,085,824
    77,217  SCANA Corp............................................................................      3,830,735
    90,297  Vectren Corp..........................................................................      3,602,850
                                                                                                    -------------
                                                                                                       41,805,319
                                                                                                    -------------
            PHARMACEUTICALS -- 0.5%
   119,499  Pfizer, Inc...........................................................................      3,533,585
                                                                                                    -------------
            TEXTILES, APPAREL & LUXURY GOODS -- 0.5%
   104,810  Coach, Inc............................................................................      3,732,284
                                                                                                    -------------
            THRIFTS & MORTGAGE FINANCE -- 1.0%
   387,976  Home Loan Servicing Solutions Ltd.....................................................      8,221,211
                                                                                                    -------------
            TOBACCO -- 2.2%
   108,479  Altria Group, Inc.....................................................................      4,983,525
    52,941  Philip Morris International, Inc......................................................      4,415,280
    78,680  Reynolds American, Inc................................................................      4,642,120
    73,218  Universal Corp........................................................................      3,250,147
                                                                                                    -------------
                                                                                                       17,291,072
                                                                                                    -------------
            TRADING COMPANIES & DISTRIBUTORS -- 0.5%
   220,269  Aircastle Ltd.........................................................................      3,603,601
                                                                                                    -------------
            TOTAL COMMON STOCKS...................................................................    199,612,827
            (Cost $199,922,506)                                                                     -------------

MASTER LIMITED PARTNERSHIPS -- 20.4%

            ENERGY EQUIPMENT & SERVICES -- 0.9%
   240,684  Exterran Partners, L.P................................................................      7,059,262
                                                                                                    -------------
            OIL, GAS & CONSUMABLE FUELS -- 19.5%
   592,864  Atlas Resource Partners, L.P..........................................................     11,537,133
   399,425  BreitBurn Energy Partners, L.P........................................................      8,116,316
    62,050  Buckeye Partners, L.P.................................................................      4,941,662
   290,917  Crestwood Midstream Partners, L.P.....................................................      6,595,088
    85,851  DCP Midstream Partners, L.P...........................................................      4,674,587
   149,370  Dorchester Minerals, L.P..............................................................      4,416,871
   170,809  El Paso Pipeline Partners, L.P........................................................      6,859,689
   130,971  Energy Transfer Partners, L.P.........................................................      8,380,834
    84,666  Enterprise Products Partners, L.P.....................................................      3,412,040
   183,025  EV Energy Partners, L.P...............................................................      6,491,897
   190,052  Golar LNG Partners, L.P...............................................................      6,598,605
   185,970  Holly Energy Partners, L.P............................................................      6,769,308
    63,863  Kinder Morgan Energy Partners, L.P....................................................      5,957,141


Page 32                 See Notes to Financial Statements

MULTI-ASSET DIVERSIFIED INCOME INDEX FUND (MDIV)
PORTFOLIO OF INVESTMENTS (CONTINUED)
SEPTEMBER 30, 2014

   SHARES/
   UNITS                                          DESCRIPTION                                            VALUE
----------  --------------------------------------------------------------------------------------  -------------
MASTER LIMITED PARTNERSHIPS (CONTINUED)
            OIL, GAS & CONSUMABLE FUELS (CONTINUED)
   241,128  Legacy Reserves, L.P..................................................................  $   7,156,679
   185,091  Martin Midstream Partners, L.P........................................................      6,902,043
   283,551  Memorial Production Partners, L.P.....................................................      6,238,122
   100,480  ONEOK Partners, L.P...................................................................      5,622,861
    65,928  Plains All American Pipeline, L.P.....................................................      3,880,522
   442,172  QR Energy, L.P........................................................................      8,586,980
    95,605  TC Pipelines, L.P.....................................................................      6,473,415
   134,618  Teekay LNG Partners, L.P..............................................................      5,863,960
   162,716  Teekay Offshore Partners, L.P.........................................................      5,467,258
   124,777  Transmontaigne Partners, L.P..........................................................      5,145,804
   121,734  Williams Partners, L.P................................................................      6,457,989
                                                                                                    -------------
                                                                                                      152,546,804
                                                                                                    -------------
            TOTAL MASTER LIMITED PARTNERSHIPS.....................................................    159,606,066
            (Cost $147,422,219)                                                                     -------------

                                                                                STATED    STATED
  SHARES                                 DESCRIPTION                             RATE    MATURITY       VALUE
----------  ------------------------------------------------------------------  ------  ----------  -------------
$25 PAR PREFERRED SECURITIES -- 19.9%

            BANKS -- 7.5%
   236,891  Barclays Bank PLC, Series 3.......................................   7.10%     (a)          6,097,574
   255,979  Barclays Bank PLC, Series 4.......................................   7.75%     (a)          6,619,617
   267,123  Barclays Bank PLC, Series 5.......................................   8.13%     (a)          6,937,184
   230,550  First Niagara Financial Group, Inc., Series B (b).................   8.63%     (a)          6,524,565
   244,410  GMAC Capital Trust I, Series 2 (b)................................   8.13%   02/15/40       6,503,750
   259,056  HSBC Holdings PLC.................................................   8.13%     (a)          6,745,818
   242,077  HSBC Holdings PLC, Series 2.......................................   8.00%     (a)          6,448,931
   239,639  Lloyds Banking Group PLC..........................................   7.75%   07/15/50       6,295,317
   249,119  National Westminster Bank PLC, Series C...........................   7.76%     (a)          6,447,200
                                                                                                    -------------
                                                                                                       58,619,956
                                                                                                    -------------
            CAPITAL MARKETS -- 0.8%
   222,253  Deutsche Bank Contingent Capital Trust V..........................   8.05%     (a)          6,327,543
                                                                                                    -------------
            CONSUMER FINANCE -- 0.9%
   252,497  Ally Financial, Inc., Series A (b)................................   8.50%     (a)          6,799,744
                                                                                                    -------------
            DIVERSIFIED FINANCIAL SERVICES -- 6.2%
   234,535  Citigroup Capital XIII (b)........................................   7.88%   10/30/40       6,313,682
   227,874  Countrywide Capital IV............................................   6.75%   04/01/33       5,808,508
   235,029  Countrywide Capital V.............................................   7.00%   11/01/36       6,040,245
   238,274  ING Groep NV......................................................   7.20%     (a)          6,126,024
   241,444  Merrill Lynch Capital Trust III...................................   7.38%   09/15/62       6,253,400
   233,288  Merrill Lynch Preferred Capital Trust III.........................   7.00%     (a)          5,972,173
   236,548  Merrill Lynch Preferred Capital Trust IV..........................   7.12%     (a)          6,079,284
   239,254  Merrill Lynch Preferred Capital Trust V, Series F.................   7.28%     (a)          6,170,361
                                                                                                    -------------
                                                                                                       48,763,677
                                                                                                    -------------
            MULTI-UTILITIES -- 0.9%
   277,571  Dominion Resources, Inc., Series A................................   8.38%   06/15/64       6,992,013
                                                                                                    -------------


                        See Notes to Financial Statements                Page 33

MULTI-ASSET DIVERSIFIED INCOME INDEX FUND (MDIV)

SEPTEMBER 30, 2014

                                                                                STATED    STATED
  SHARES                                 DESCRIPTION                             RATE    MATURITY       VALUE
----------  ------------------------------------------------------------------  ------  ----------  -------------
$25 PAR PREFERRED SECURITIES (CONTINUED)
            REAL ESTATE INVESTMENT TRUSTS -- 3.6%
   268,054  Colony Financial, Inc., Series A..................................   8.50%     (a)      $   7,221,375
   269,405  FelCor Lodging Trust, Inc., Series A..............................   1.95%     (a)          6,953,343
   289,870  NorthStar Realty Finance Corp., Series B..........................   8.25%     (a)          7,267,041
   264,685  Vornado Realty L.P................................................   7.88%   10/01/39       6,685,943
                                                                                                    -------------
                                                                                                       28,127,702
                                                                                                    -------------
            TOTAL $25 PAR PREFERRED SECURITIES....................................................    155,630,635
            (Cost $157,698,934)                                                                     -------------

  SHARES                                         DESCRIPTION                                            VALUE
----------  --------------------------------------------------------------------------------------  -------------
REAL ESTATE INVESTMENT TRUSTS -- 19.3%
            HEALTH CARE REITS -- 3.3%
   109,002  HCP, Inc..............................................................................      4,328,469
   117,375  LTC Properties, Inc...................................................................      4,329,964
   401,138  Medical Properties Trust, Inc.........................................................      4,917,952
    71,529  National Health Investors, Inc........................................................      4,087,167
   131,848  Omega Healthcare Investors, Inc.......................................................      4,507,883
   164,984  Sabra Health Care REIT, Inc...........................................................      4,012,411
                                                                                                    -------------
                                                                                                       26,183,846
                                                                                                    -------------
            MORTGAGE REITS -- 11.4%
   592,196  American Capital Mortgage Investment Corp.............................................     11,145,129
   867,386  Annaly Capital Management, Inc........................................................      9,263,682
   701,971  Capstead Mortgage Corp................................................................      8,592,125
 3,144,760  Chimera Investment Corp...............................................................      9,560,070
   260,245  Colony Financial, Inc.................................................................      5,824,283
 1,403,849  CYS Investments, Inc..................................................................     11,567,716
 1,094,005  MFA Financial, Inc....................................................................      8,511,359
   559,659  PennyMac Mortgage Investment Trust....................................................     11,993,492
   279,232  Redwood Trust, Inc....................................................................      4,629,667
   885,947  Two Harbors Investment Corp...........................................................      8,567,108
                                                                                                    -------------
                                                                                                       89,654,631
                                                                                                    -------------
            OFFICE REITS -- 0.5%
   142,499  DuPont Fabros Technology, Inc.........................................................      3,853,173
                                                                                                    -------------
            RESIDENTIAL REITS -- 0.5%
   213,097  Associated Estates Realty Corp........................................................      3,731,328
                                                                                                    -------------
            RETAIL REITS -- 1.8%
   154,302  Kimco Realty Corp.....................................................................      3,380,757
   113,439  National Retail Properties, Inc.......................................................      3,921,586
   232,511  Retail Opportunity Investments Corp...................................................      3,417,912
   102,550  Weingarten Realty Investors...........................................................      3,230,325
                                                                                                    -------------
                                                                                                       13,950,580
                                                                                                    -------------


Page 34                 See Notes to Financial Statements

MULTI-ASSET DIVERSIFIED INCOME INDEX FUND (MDIV)

SEPTEMBER 30, 2014

  SHARES                                         DESCRIPTION                                            VALUE
----------  --------------------------------------------------------------------------------------  -------------
REAL ESTATE INVESTMENT TRUSTS (CONTINUED)
            SPECIALIZED REITS -- 1.8%
   158,043  Corrections Corp. of America..........................................................  $   5,430,357
    98,951  EPR Properties........................................................................      5,014,837
    95,974  Plum Creek Timber Co., Inc............................................................      3,743,946
                                                                                                    -------------
                                                                                                       14,189,140
                                                                                                    -------------
            TOTAL REAL ESTATE INVESTMENT TRUSTS...................................................    151,562,698
            (Cost $155,386,774)                                                                     -------------

EXCHANGE-TRADED FUNDS -- 15.4%
            CAPITAL MARKETS -- 15.4%
 1,316,946  iShares iBoxx $ High Yield Corporate Bond Fund........................................    121,093,185
                                                                                                    -------------
            TOTAL EXCHANGE-TRADED FUNDS...........................................................    121,093,185
            (Cost $123,037,354)                                                                     -------------

            TOTAL INVESTMENTS - 100.5%............................................................    787,505,411
            (Cost $783,467,787) (c)
            NET OTHER ASSETS AND LIABILITIES - (0.5%).............................................     (3,551,834)
                                                                                                    -------------
            NET ASSETS - 100.0%...................................................................  $ 783,953,577
                                                                                                    =============


(a)   Perpetual maturity.

(b) Fixed-to-floating or fixed-to-variable rate security. The interest rate shown reflects the fixed rate in effect at September 30, 2014. At a predetermined date, the fixed rate will change to a floating rate or a variable rate.

(c) Aggregate cost for federal income tax purposes is $792,328,935. As of September 30, 2014, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $19,173,952 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $23,997,476.

-----------------------------
VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of September 30, 2014 is as follows (see Note 2A -- Portfolio Valuation in the Notes to Financial Statements):

                                                                                          LEVEL 2         LEVEL 3
                                                           TOTAL          LEVEL 1       SIGNIFICANT     SIGNIFICANT
                                                         VALUE AT         QUOTED        OBSERVABLE     UNOBSERVABLE
INVESTMENTS                                              9/30/2014        PRICES          INPUTS          INPUTS
---------------------------------------------------    -------------   -------------   -------------   -------------
Common Stocks* ....................................    $ 199,612,827   $ 199,612,827   $          --   $          --
Master Limited Partnerships*.......................      159,606,066     159,606,066              --              --
$25 Par Preferred Securities*......................      155,630,635     155,630,635              --              --
Real Estate Investment Trusts*.....................      151,562,698     151,562,698              --              --
Exchange-Traded Funds*.............................      121,093,185     121,093,185              --              --
                                                       -------------   -------------   -------------   -------------
Total Investments..................................    $ 787,505,411   $ 787,505,411   $          --   $          --
                                                       =============   =============   =============   =============

* See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between Levels at September 30, 2014.


                        See Notes to Financial Statements                Page 35

INTERNATIONAL MULTI-ASSET DIVERSIFIED INCOME INDEX FUND (YDIV)

PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 2014

  SHARES                                         DESCRIPTION                                            VALUE
----------  --------------------------------------------------------------------------------------  -------------
COMMON STOCKS -- 45.9%
            AIR FREIGHT & LOGISTICS -- 0.5%
    12,080  Toll Holdings Ltd.....................................................................  $      59,652
                                                                                                    -------------
            AIRLINES -- 0.4%
    34,970  Air New Zealand Ltd...................................................................         52,961
                                                                                                    -------------
            BANKS -- 6.0%
     2,194  Australia & New Zealand Banking Group Ltd.............................................         59,396
   523,562  Banco de Chile........................................................................         64,770
   171,805  Bank of China Ltd., Class H...........................................................         76,777
     4,164  Barclays Africa Group Ltd.............................................................         56,883
     5,592  Bendigo and Adelaide Bank Ltd.........................................................         58,361
   101,850  China Construction Bank Corp., Class H................................................         71,487
       805  Commonwealth Bank of Australia........................................................         53,066
   111,788  Industrial & Commercial Bank of China Ltd., Class H...................................         69,536
       294  Komercni Banka AS.....................................................................         69,954
    22,600  Malayan Banking Bhd...................................................................         68,616
     2,988  Swedbank AB, A Shares.................................................................         75,238
     2,102  Westpac Banking Corp..................................................................         59,151
                                                                                                    -------------
                                                                                                          783,235
                                                                                                    -------------
            CAPITAL MARKETS -- 0.9%
    10,302  Intermediate Capital Group PLC........................................................         65,669
     1,091  Macquarie Group Ltd...................................................................         55,011
                                                                                                    -------------
                                                                                                          120,680
                                                                                                    -------------
            CONSTRUCTION MATERIALS -- 0.4%
    20,562  PPC Ltd...............................................................................         53,871
                                                                                                    -------------
            DIVERSIFIED FINANCIAL SERVICES -- 0.4%
     3,166  Industrivarden AB, Class C............................................................         55,326
                                                                                                    -------------
            DIVERSIFIED TELECOMMUNICATION SERVICES -- 1.4%
     1,442  BCE, Inc..............................................................................         61,661
       100  Swisscom AG...........................................................................         56,824
    13,369  Telstra Corp Ltd......................................................................         62,038
                                                                                                    -------------
                                                                                                          180,523
                                                                                                    -------------
            ELECTRIC UTILITIES -- 5.0%
    93,689  AusNet Services.......................................................................        111,970
     1,301  Elia System Operator S.A./N.V.........................................................         62,500
     2,717  Emera, Inc............................................................................         84,983
     2,433  Fortis, Inc...........................................................................         75,209
    63,414  Spark Infrastructure Group............................................................        102,161
     4,726  SSE PLC...............................................................................        118,524
    19,724  Terna Rete Elettrica Nazionale SpA....................................................         99,201
                                                                                                    -------------
                                                                                                          654,548
                                                                                                    -------------
            ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS -- 0.5%
    16,296  Electrocomponents PLC.................................................................         58,913
                                                                                                    -------------
            ENERGY EQUIPMENT & SERVICES -- 0.8%
    17,437  Prosafe SE............................................................................        101,993
                                                                                                    -------------


Page 36                 See Notes to Financial Statements

INTERNATIONAL MULTI-ASSET DIVERSIFIED INCOME INDEX FUND (YDIV)

SEPTEMBER 30, 2014

  SHARES                                         DESCRIPTION                                            VALUE
----------  --------------------------------------------------------------------------------------  -------------
COMMON STOCKS (CONTINUED)
               FOOD & STAPLES RETAILING -- 0.9%
    15,358  J Sainsbury PLC.......................................................................  $      62,617
    20,062  Tesco PLC.............................................................................         60,559
                                                                                                    -------------
                                                                                                          123,176
                                                                                                    -------------
            FOOD PRODUCTS -- 1.0%
    11,142  AVI Ltd...............................................................................         69,028
     9,907  Dairy Crest Group PLC.................................................................         61,633
                                                                                                    -------------
                                                                                                          130,661
                                                                                                    -------------
            GAS UTILITIES -- 1.5%
     1,440  Rubis SCA.............................................................................         82,919
    19,470  Snam SpA..............................................................................        107,711
                                                                                                    -------------
                                                                                                          190,630
                                                                                                    -------------
            HOTELS, RESTAURANTS & LEISURE -- 0.7%
    32,309  Ardent Leisure Group..................................................................         87,693
                                                                                                    -------------
            INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS -- 2.6%
     3,674  Capital Power Corp....................................................................         87,754
     7,359  Northland Power, Inc..................................................................        113,675
    13,004  TransAlta Corp........................................................................        136,432
                                                                                                    -------------
                                                                                                          337,861
                                                                                                    -------------
            INDUSTRIAL CONGLOMERATES -- 0.5%
    12,380  Reunert Ltd...........................................................................         65,253
                                                                                                    -------------
            INSURANCE -- 6.2%
    10,215  Amlin PLC.............................................................................         71,871
     2,541  AXA S.A...............................................................................         62,616
       443  Baloise Holding AG....................................................................         56,842
     9,640  Catlin Group Ltd......................................................................         81,578
     3,549  CNP Assurances........................................................................         66,835
     3,308  Delta Lloyd NV........................................................................         79,782
       760  Hannover Rueck SE.....................................................................         61,454
    13,348  Insurance Australia Group Ltd.........................................................         71,523
     4,886  Liberty Holdings Ltd..................................................................         53,360
     1,205  Sampo OYJ, A Shares...................................................................         58,444
       648  Tryg A/S..............................................................................         67,290
       284  Zurich Insurance Group AG.............................................................         84,721
                                                                                                    -------------
                                                                                                          816,316
                                                                                                    -------------
            MEDIA -- 1.3%
     2,601  Corus Entertainment, Inc., B Shares...................................................         57,759
    10,983  Television Broadcasts Ltd.............................................................         65,348
     5,593  UBM PLC...............................................................................         52,861
                                                                                                    -------------
                                                                                                          175,968
                                                                                                    -------------
            MULTI-UTILITIES -- 3.8%
     6,472  AGL Energy Ltd........................................................................         76,725
    20,767  Centrica PLC..........................................................................        103,625
    61,889  DUET Group............................................................................        131,674
     6,589  National Grid PLC.....................................................................         94,854
    27,282  REN -- Redes Energeticas Nacionais SGPS S.A...........................................         92,005
                                                                                                    -------------
                                                                                                          498,883
                                                                                                    -------------


                        See Notes to Financial Statements                Page 37

INTERNATIONAL MULTI-ASSET DIVERSIFIED INCOME INDEX FUND (YDIV)

SEPTEMBER 30, 2014

  SHARES                                         DESCRIPTION                                            VALUE
----------  --------------------------------------------------------------------------------------  -------------
COMMON STOCKS (CONTINUED)
               OIL, GAS & CONSUMABLE FUELS -- 7.8%
     2,583  BP Prudhoe Bay Royalty Trust..........................................................  $     243,396
    55,157  Ecopetrol S.A.........................................................................         86,208
     1,329  Lukoil OAO (a) (b)....................................................................         67,631
     1,613  Pembina Pipeline Corp.................................................................         67,951
    11,244  Permian Basin Royalty Trust...........................................................        152,693
     2,515  Sabine Royalty Trust..................................................................        136,414
     7,603  San Juan Basin Royalty Trust..........................................................        144,457
     1,003  Total S.A.............................................................................         65,179
     1,578  Woodside Petroleum Ltd................................................................         56,094
                                                                                                    -------------
                                                                                                        1,020,023
                                                                                                    -------------
            REAL ESTATE MANAGEMENT & DEVELOPMENT -- 0.4%
    78,502  SOHO China Ltd........................................................................         56,818
                                                                                                    -------------
            WATER UTILITIES -- 1.7%
     5,290  Pennon Group PLC......................................................................         67,835
     2,576  Severn Trent PLC......................................................................         78,385
     5,567  United Utilities Group PLC............................................................         72,922
                                                                                                    -------------
                                                                                                          219,142
                                                                                                    -------------
            WIRELESS TELECOMMUNICATION SERVICES -- 1.2%
     2,750  MTN Group Ltd.........................................................................         58,087
    28,523  Vodafone Group PLC....................................................................         94,515
                                                                                                    -------------
                                                                                                          152,602
                                                                                                    -------------
            TOTAL COMMON STOCKS...................................................................      5,996,728
            (Cost $6,112,795)                                                                       -------------

REAL ESTATE INVESTMENT TRUSTS -- 19.0%
            DIVERSIFIED REITS -- 7.4%
     8,883  Artis Real Estate Investment Trust....................................................        121,433
    22,815  Charter Hall Group....................................................................         81,700
     8,068  Cominar Real Estate Investment Trust..................................................        136,154
    31,886  GPT (The) Group.......................................................................        108,042
    49,687  Growthpoint Properties Ltd............................................................        108,510
    39,939  Londonmetric Property PLC.............................................................         89,998
   154,349  Redefine Properties Ltd...............................................................        132,970
    27,915  Stockland.............................................................................         96,542
    67,000  Suntec Real Estate Investment Trust...................................................         92,436
                                                                                                    -------------
                                                                                                          967,785
                                                                                                    -------------
            INDUSTRIAL REITS -- 1.8%
   116,000  Mapletree Industrial Trust............................................................        129,121
   126,000  Mapletree Logistics Trust.............................................................        114,079
                                                                                                    -------------
                                                                                                          243,200
                                                                                                    -------------
            OFFICE REITS -- 3.8%
    69,000  CapitaCommercial Trust................................................................         86,270
    87,617  Dexus Property Group..................................................................         85,152
     5,407  Dream Office Real Estate Investment Trust.............................................        134,988
    28,339  Investa Office Fund...................................................................         83,121
   115,000  Keppel REIT...........................................................................        107,274
                                                                                                    -------------
                                                                                                          496,805
                                                                                                    -------------


Page 38                 See Notes to Financial Statements

INTERNATIONAL MULTI-ASSET DIVERSIFIED INCOME INDEX FUND (YDIV)

SEPTEMBER 30, 2014

  SHARES                                         DESCRIPTION                                            VALUE
----------  --------------------------------------------------------------------------------------  -------------
REAL ESTATE INVESTMENT TRUSTS (CONTINUED)
               RESIDENTIAL REITS -- 0.7%
     4,296  Canadian Apartment Properties REIT....................................................  $      90,488
                                                                                                    -------------
            RETAIL REITS -- 5.3%
     4,502  Calloway Real Estate Investment Trust.................................................        103,390
    63,000  CapitaMall Trust......................................................................         94,325
    58,504  CFS Retail Property Trust Group.......................................................        102,190
    34,417  Charter Hall Retail REIT..............................................................        114,508
     1,960  Eurocommercial Properties N.V.........................................................         86,323
    44,744  Federation Centres....................................................................        101,073
     3,914  RioCan Real Estate Investment Trust...................................................         89,712
                                                                                                    -------------
                                                                                                          691,521
                                                                                                    -------------
            TOTAL REAL ESTATE INVESTMENT TRUSTS...................................................      2,489,799
            (Cost $2,538,483)                                                                       -------------

                                                                                STATED    STATED
  SHARES                                 DESCRIPTION                             RATE    MATURITY       VALUE
----------  ------------------------------------------------------------------  ------  ----------  -------------
$25 PAR PREFERRED SECURITIES -- 11.2%
            BANKS -- 4.4%
     4,407  Bank of Montreal, Series 13.......................................   4.50%     (c)            101,365
     4,378  Bank of Nova Scotia, Series 15....................................   4.50%     (c)            100,855
     4,218  Royal Bank of Canada, Series AJ (d)...............................   3.52%     (c)             96,077
     4,521  Royal Bank of Canada, Series AL (d)...............................   4.26%     (c)            106,652
     2,208  Royal Bank of Canada, Series AZ (d)...............................   4.00%     (c)             50,234
     5,023  Royal Bank of Canada, Series W....................................   4.90%     (c)            112,933
                                                                                                    -------------
                                                                                                          568,116
                                                                                                    -------------
            INSURANCE -- 1.7%
     5,554  Manulife Financial Corp., Series 2................................   4.65%     (c)            114,854
     5,377  Sun Life Financial, Inc., Series 1................................   4.75%     (c)            113,306
                                                                                                    -------------
                                                                                                          228,160
                                                                                                    -------------
            OIL, GAS & CONSUMABLE FUELS -- 4.2%
     4,350  Enbridge, Inc., Series P (d)......................................   4.00%     (c)             93,529
     4,336  Enbridge, Inc., Series R (d)......................................   4.00%     (c)             93,112
     5,450  Husky Energy, Inc., Series 1 (d)..................................   4.45%     (c)            111,876
     6,590  TransCanada Corp., Series 3 (d)...................................   4.00%     (c)            114,094
     4,063  TransCanada Corp., Series 7 (d)...................................   4.00%     (c)             90,515
     2,214  TransCanada Corp., Series 9 (d)...................................   4.25%     (c)             49,521
                                                                                                    -------------
                                                                                                          552,647
                                                                                                    -------------
            REAL ESTATE MANAGEMENT & DEVELOPMENT -- 0.9%
     5,250  Brookfield Asset Management, Inc., Series 24 (d)..................   5.40%     (c)            119,396
                                                                                                    -------------
            TOTAL $25 PAR PREFERRED SECURITIES....................................................      1,468,319
            (Cost $1,526,194)                                                                       -------------

$75 PAR PREFERRED SECURITIES -- 1.4%
            INDUSTRIAL CONGLOMERATES -- 1.4%
   105,154  San Miguel Corp., Series 2A (d)...................................   7.50%     (c)            177,258
                                                                                                    -------------
            TOTAL $75 PAR PREFERRED SECURITIES....................................................        177,258
            (Cost $179,665)                                                                         -------------


                        See Notes to Financial Statements                Page 39

INTERNATIONAL MULTI-ASSET DIVERSIFIED INCOME INDEX FUND (YDIV)

SEPTEMBER 30, 2014

                                                                                STATED    STATED
  SHARES                                 DESCRIPTION                             RATE    MATURITY       VALUE
----------  ------------------------------------------------------------------  ------  ----------  -------------
$100 PAR PREFERRED SECURITIES -- 3.0%
            BANKS -- 3.0%
       995  Australia & New Zealand Banking Group Ltd., Series CPS3 (e).......   5.74%   09/01/19   $      86,246
     1,026  Commonwealth Bank of Australia, Series VI (e).....................   6.45%     (c)             90,191
       984  National Australia Bank Ltd., Series CPS (e)......................   5.86%   03/22/21          84,646
       492  National Australia Bank Ltd, Series CPS2 (e)......................   5.89%     (c)             42,431
       987  Westpac Banking Corp. (e).........................................   5.83%   03/08/21          85,077
                                                                                                    -------------
            TOTAL $100 PAR PREFERRED SECURITIES...................................................        388,591
            (Cost $428,573)                                                                         -------------

OTHER PREFERRED SECURITIES -- 3.6%
            BANKS -- 3.6%
    71,934  Lloyds Banking Group PLC..........................................   9.25%     (c)            163,262
       716  National Westminster Bank PLC, Series A...........................   9.00%     (c)              1,561
    70,836  National Westminster Bank PLC, Series A...........................   9.00%     (c)            151,871
    18,804  Standard Bank Group Ltd. (d)......................................   6.48%     (c)            152,495
                                                                                                    -------------
            TOTAL OTHER PREFERRED SECURITIES......................................................        469,189
            (Cost $502,500)                                                                         -------------

  SHARES                                         DESCRIPTION                                            VALUE
----------  --------------------------------------------------------------------------------------  -------------
EXCHANGE-TRADED FUNDS -- 15.7%
               CAPITAL MARKETS -- 15.7%
    18,175  iShares JP Morgan USD Emerging Markets Bond ETF.......................................      2,051,049
                                                                                                    -------------
            TOTAL EXCHANGE-TRADED FUNDS...........................................................      2,051,049
            (Cost $2,013,290)                                                                       -------------

            TOTAL INVESTMENTS - 99.8%.............................................................     13,040,933
            (Cost $13,301,500) (f)
            NET OTHER ASSETS AND LIABILITIES - 0.2%...............................................         24,854
                                                                                                    -------------
            NET ASSETS - 100.0%...................................................................  $  13,065,787
                                                                                                    =============




(a)   Non-income producing security.

(b) This security is fair valued by the Advisor's Pricing Committee in accordance with the procedures adopted by the Trust's Board of Trustees and in accordance with provisions of the Investment Company Act of 1940, as amended. At September 30, 2014, securities noted as such amounted to $67,631, or 0.52% of net assets.

(c)   Perpetual maturity.

(d) Fixed-to-floating or fixed-to-variable rate security. The interest rate shown reflects the fixed rate in effect at September 30, 2014. At a predetermined date, the fixed rate will change to a floating rate or a variable rate.

(e) Floating rate security. The interest rate shown reflects the rate in effect at September 30, 2014.

(f) Aggregate cost for federal income tax purposes is $13,359,286. As of September 30, 2014, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $258,569 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $576,922.

Page 40                See Notes to Financial Statements

INTERNATIONAL MULTI-ASSET DIVERSIFIED INCOME INDEX FUND (YDIV)

SEPTEMBER 30, 2014

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of September 30, 2014 is as follows (see Note 2A -- Portfolio Valuation in the Notes to Financial Statements):

                                                                                          LEVEL 2         LEVEL 3
                                                           TOTAL          LEVEL 1       SIGNIFICANT     SIGNIFICANT
                                                         VALUE AT         QUOTED        OBSERVABLE     UNOBSERVABLE
INVESTMENTS                                              9/30/2014        PRICES          INPUTS          INPUTS
---------------------------------------------------    -------------   -------------   -------------   -------------
Common Stocks:
    Oil, Gas & Consumable Fuels....................    $   1,020,023   $     952,392   $      67,631   $          --
    Other Industry Categories*.....................        4,976,705       4,976,705              --              --
Real Estate Investments Trusts*....................        2,489,799       2,489,799              --              --
$25 Par Preferred Securities*......................        1,468,319       1,468,319              --              --
$75 Par Preferred Securities*......................          177,258         177,258              --              --
$100 Par Preferred Securities*.....................          388,591         388,591              --              --
Other Preferred Securities*........................          469,189         469,189              --              --
Exchange-Traded Funds*.............................        2,051,049       2,051,049              --              --
                                                       -------------   -------------   -------------   -------------
Total Investments..................................    $  13,040,933   $  12,973,302   $      67,631   $          --
                                                       =============   =============   =============   =============

*See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between the Levels at September 30, 2014.


                        See Notes to Financial Statements              Page 41

FIRST TRUST HIGH INCOME ETF (FTHI)

PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 2014

SHARES      DESCRIPTION                              VALUE
----------  -----------------------------------  ------------
COMMON STOCKS -- 99.2%

            AEROSPACE & DEFENSE -- 0.7%
       220  Huntington Ingalls Industries,
               Inc.                              $     22,926
                                                 ------------
            AIR FREIGHT & LOGISTICS -- 1.2%
       359  United Parcel Service, Inc.,
               Class B                                 35,286
                                                 ------------
            AIRLINES -- 1.4%
       561  Delta Air Lines, Inc.                      20,280
       486  JetBlue Airways Corp. (a)                   5,161
       235  Spirit Airlines, Inc. (a)                  16,248
                                                 ------------
                                                       41,689
                                                 ------------
            AUTO COMPONENTS -- 0.3%
        96  Visteon Corp. (a)                           9,336
                                                 ------------
            BANKS -- 4.1%
     1,591  Bank of America Corp.                      27,127
       230  Bank of Hawaii Corp.                       13,066
        91  BOK Financial Corp.                         6,050
     1,134  JPMorgan Chase & Co.                       68,312
       278  PacWest Bancorp                            11,462
                                                 ------------
                                                      126,017
                                                 ------------
            BEVERAGES -- 1.7%
       616  Coca-Cola (The) Co.                        26,279
       278  PepsiCo, Inc.                              25,879
                                                 ------------
                                                       52,158
                                                 ------------
            BIOTECHNOLOGY -- 1.1%
        33  Biogen Idec, Inc. (a)                      10,917
       126  Gilead Sciences, Inc. (a)                  13,413
       116  Incyte Corp. (a)                            5,690
        21  Intercept Pharmaceuticals, Inc. (a)         4,970
                                                 ------------
                                                       34,990
                                                 ------------
            CAPITAL MARKETS -- 0.4%
       358  Morgan Stanley                             12,376
                                                 ------------
            CHEMICALS -- 1.3%
       754  Dow Chemical Co.                           39,540
                                                 ------------
            COMMERCIAL SERVICES & SUPPLIES
               -- 0.2%
       292  Covanta Holding Corp.                       6,196
                                                 ------------
            COMMUNICATIONS EQUIPMENT
               -- 3.0%
     1,416  ARRIS Group, Inc. (a)                      40,151
       539  Cisco Systems, Inc.                        13,566
       492  QUALCOMM, Inc.                             36,787
                                                 ------------
                                                       90,504
                                                 ------------
            CONSUMER FINANCE -- 2.0%
     7,252  SLM Corp.                                  62,077
                                                 ------------


SHARES      DESCRIPTION                              VALUE
----------  -----------------------------------  ------------
            DIVERSIFIED FINANCIAL SERVICES
               -- 0.6%
       695  Interactive Brokers Group, Inc.      $     17,340
                                                 ------------
            DIVERSIFIED TELECOMMUNICATION
               SERVICES -- 5.6%
     2,624  AT&T, Inc.                                 92,470
       137  Level 3 Communications, Inc. (a)            6,265
     1,449  Verizon Communications, Inc.               72,435
                                                 ------------
                                                      171,170
                                                 ------------
            ELECTRIC UTILITIES -- 5.7%
     1,769  Duke Energy Corp.                         132,268
       860  NRG Yield, Inc.                            40,463
                                                 ------------
                                                      172,731
                                                 ------------
            ENERGY EQUIPMENT & SERVICES
               -- 2.3%
       151  Halliburton Co.                             9,741
       426  Nabors Industries Ltd.                      9,696
       279  RPC, Inc.                                   6,127
       237  Schlumberger Ltd.                          24,100
       762  Seadrill Ltd.                              20,391
                                                 ------------
                                                       70,055
                                                 ------------
            FOOD & STAPLES RETAILING
               -- 4.4%
       241  CVS Caremark Corp.                         19,181
     2,086  Rite Aid Corp. (a)                         10,096
       768  Wal-Mart Stores, Inc.                      58,729
       759  Walgreen Co.                               44,986
                                                 ------------
                                                      132,992
                                                 ------------
            FOOD PRODUCTS -- 2.1%
       295  Ingredion, Inc.                            22,358
        47  Keurig Green Mountain, Inc.                 6,116
       829  Mondelez International, Inc.               28,406
       201  Pilgrim's Pride Corp. (a)                   6,142
                                                 ------------
                                                       63,022
                                                 ------------
            HEALTH CARE EQUIPMENT &
               SUPPLIES -- 0.3%
       193  Abbott Laboratories                         8,027
                                                 ------------
            HEALTH CARE PROVIDERS & SERVICES
               -- 2.4%
       384  HCA Holdings, Inc. (a)                     27,080
       218  Omnicare, Inc.                             13,573
       294  UnitedHealth Group, Inc.                   25,357
        74  Universal Health Services, Inc.             7,733
                                                 ------------
                                                       73,743
                                                 ------------
            HOTELS, RESTAURANTS & LEISURE
               -- 1.9%
       107  Las Vegas Sands Corp.                       6,656
       208  McDonald's Corp.                           19,720
       150  Royal Caribbean Cruises Ltd.               10,093
     1,849  Wendy's (The) Co.                          15,273


Page 42                 See Notes to Financial Statements

FIRST TRUST HIGH INCOME ETF (FTHI)

SEPTEMBER 30, 2014

SHARES      DESCRIPTION                              VALUE
----------  -----------------------------------  ------------
COMMON STOCKS (CONTINUED)

            HOTELS, RESTAURANTS & LEISURE
               (CONTINUED)
        33  Wynn Resorts Ltd.                    $      6,174
                                                 ------------
                                                       57,916
                                                 ------------
            HOUSEHOLD DURABLES -- 0.2%
        67  Harman International Industries,
               Inc.                                     6,569
                                                 ------------
            HOUSEHOLD PRODUCTS -- 1.7%
       601  Procter & Gamble (The) Co.                 50,328
                                                 ------------
            INDUSTRIAL CONGLOMERATES
               -- 4.4%
       662  3M Co.                                     93,792
     1,519  General Electric Co.                       38,917
                                                 ------------
                                                      132,709
                                                 ------------
            INSURANCE -- 3.3%
       459  Allied World Assurance Co.
               Holdings AG                             16,910
       270  American International Group,
               Inc.                                    14,585
       305  Hartford Financial Services (The)
               Group, Inc.                             11,361
       188  Mercury General Corp.                       9,176
       739  Old Republic International Corp.           10,553
       358  PartnerRe Ltd.                             39,341
                                                 ------------
                                                      101,926
                                                 ------------
            INTERNET & CATALOG RETAIL
               -- 0.3%
       117  Expedia, Inc.                              10,252
                                                 ------------
            INTERNET SOFTWARE & SERVICES
               -- 1.1%
       433  Facebook, Inc., Class A (a)                34,224
                                                 ------------
            IT SERVICES -- 1.8%
       156  Accenture PLC, Class A                     12,686
       291  Broadridge Financial Solutions,
               Inc.                                    12,114
       215  DST Systems, Inc.                          18,043
       163  Leidos Holdings, Inc.                       5,596
       205  VeriFone Systems, Inc. (a)                  7,048
                                                 ------------
                                                       55,487
                                                 ------------
            LIFE SCIENCES TOOLS & SERVICES
               -- 0.3%
        57  Illumina, Inc. (a)                          9,344
                                                 ------------
            MACHINERY -- 0.4%
       255  Trinity Industries, Inc.                   11,914
                                                 ------------
            MEDIA -- 2.8%
       112  Comcast Corp., Class A                      6,023
       256  Lamar Advertising Co.                      12,608
     1,001  Thomson Reuters Corp.                      36,446
       202  Time Warner, Inc.                          15,193
       160  Walt Disney (The) Co.                      14,245
                                                 ------------
                                                       84,515
                                                 ------------


SHARES      DESCRIPTION                              VALUE
----------  -----------------------------------  ------------
            METALS & MINING -- 1.1%
       321  Freeport-McMoRan, Inc.               $     10,480
        88  Royal Gold, Inc.                            5,715
       569  Tahoe Resources, Inc. (a)                  11,551
        85  US Silica Holdings, Inc.                    5,313
                                                 ------------
                                                       33,059
                                                 ------------
            OIL, GAS & CONSUMABLE FUELS
               -- 6.7%
        75  Cheniere Energy, Inc. (a)                   6,002
     1,019  ConocoPhillips                             77,974
       127  CVR Energy, Inc.                            5,681
        90  EOG Resources, Inc.                         8,912
       668  Exxon Mobil Corp.                          62,826
       318  HollyFrontier Corp.                        13,890
        69  Occidental Petroleum Corp.                  6,634
       167  Targa Resources Corp.                      22,740
                                                 ------------
                                                      204,659
                                                 ------------
            PHARMACEUTICALS -- 11.6%
       454  Akorn, Inc. (a)                            16,467
       193  Bristol-Myers Squibb Co.                    9,878
       551  Eli Lilly & Co.                            35,732
       813  Johnson & Johnson                          86,658
     1,706  Merck & Co., Inc.                         101,132
       156  Pacira Pharmaceuticals, Inc. (a)           15,119
     2,953  Pfizer, Inc.                               87,320
                                                 ------------
                                                      352,306
                                                 ------------
            ROAD & RAIL -- 0.7%
       196  Union Pacific Corp.                        21,250
                                                 ------------
            SEMICONDUCTORS &
               SEMICONDUCTOR EQUIPMENT
               -- 3.4%
     1,557  Intel Corp.                                54,215
       798  Micron Technology, Inc. (a)                27,339
       192  Skyworks Solutions, Inc.                   11,146
       215  Texas Instruments, Inc.                    10,253
                                                 ------------
                                                      102,953
                                                 ------------
            SOFTWARE -- 3.4%
     1,960  Microsoft Corp.                            90,865
       342  Oracle Corp.                               13,092
                                                 ------------
                                                      103,957
                                                 ------------
            SPECIALTY RETAIL -- 0.2%
       110  Foot Locker, Inc.                           6,122
                                                 ------------
            TECHNOLOGY HARDWARE, STORAGE &
               PERIPHERALS -- 5.9%
     1,224  Apple, Inc.                               123,318
       162  Diebold, Inc.                               5,722
       209  EMC Corp.                                   6,115
       724  Hewlett-Packard Co.                        25,680
       200  Seagate Technology PLC                     11,454
        73  Western Digital Corp.                       7,105
                                                 ------------
                                                      179,394
                                                 ------------


                        See Notes to Financial Statements                Page 43

FIRST TRUST HIGH INCOME ETF (FTHI)

SEPTEMBER 30, 2014

SHARES      DESCRIPTION                              VALUE
----------  -----------------------------------  ------------
COMMON STOCKS (CONTINUED)

            TEXTILES, APPAREL & LUXURY
               GOODS -- 1.0%
       157  NIKE, Inc., Class B                  $     14,005
       232  Under Armour, Inc. (a)                     16,031
                                                 ------------
                                                       30,036
                                                 ------------
            TOBACCO -- 6.2%
     3,353  Altria Group, Inc.                        154,037
       424  Philip Morris International, Inc.          35,361
                                                 ------------
                                                      189,398
                                                 ------------
            TOTAL INVESTMENTS - 99.2%               3,020,493
            (Cost $3,020,184) (b)                ------------


NUMBER OF
CONTRACTS   DESCRIPTION                              VALUE
----------  -----------------------------------  ------------
CALL OPTIONS WRITTEN -- (0.2%)
            S&P 500 Index Calls
         3  @ $1,990.00 due October 2014               (3,900)
         2  @  2,020.00 due October 2014                 (710)
         3  @  2,030.00 due November 2014              (3,360)
                                                 ------------
            TOTAL CALL OPTIONS WRITTEN                 (7,970)
            (Premiums received $11,056)          ------------

            NET OTHER ASSETS AND
               LIABILITIES - 1.0%                      31,074
                                                 ------------
            NET ASSETS - 100.0%                  $  3,043,597
                                                 ============


(a)   Non-income producing security.

(b) Aggregate cost for federal income tax purposes is $3,026,502. As of September 30, 2014, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $70,746 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $76,755.


VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of September 30, 2014 is as follows (see Note 2A -- Portfolio Valuation in the Notes to Financial Statements):

                                  ASSETS TABLE
                                                         LEVEL 2       LEVEL 3
                              TOTAL       LEVEL 1      SIGNIFICANT   SIGNIFICANT
                            VALUE AT       QUOTED      OBSERVABLE   UNOBSERVABLE
INVESTMENTS                 9/30/2014      PRICES        INPUTS        INPUTS
--------------------------------------------------------------------------------
Common Stocks*             $3,020,493   $3,020,493      $     --      $     --
                           =====================================================

                               LIABILITIES TABLE
                                                         LEVEL 2       LEVEL 3
                              TOTAL       LEVEL 1      SIGNIFICANT   SIGNIFICANT
                            VALUE AT       QUOTED      OBSERVABLE   UNOBSERVABLE
INVESTMENTS                 9/30/2014      PRICES        INPUTS        INPUTS
--------------------------------------------------------------------------------
Call Options Written       $   (7,970)  $   (7,970)     $     --      $     --
                           =====================================================

* See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between the Levels at September 30, 2014.


Page 44                 See Notes to Financial Statements

FIRST TRUST LOW BETA INCOME ETF (FTLB)

PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 2014

SHARES      DESCRIPTION                              VALUE
----------  -----------------------------------  ------------
COMMON STOCKS -- 98.9%

            AEROSPACE & DEFENSE -- 0.8%
       219  Huntington Ingalls Industries,
               Inc.                              $     22,822
                                                 ------------
            AIR FREIGHT & LOGISTICS -- 1.1%
       355  United Parcel Service, Inc.,
               Class B                                 34,893
                                                 ------------
            AIRLINES -- 1.4%
       556  Delta Air Lines, Inc.                      20,099
       483  JetBlue Airways Corp. (a)                   5,129
       232  Spirit Airlines, Inc. (a)                  16,041
                                                 ------------
                                                       41,269
                                                 ------------
            AUTO COMPONENTS -- 0.3%
        96  Visteon Corp. (a)                           9,336
                                                 ------------
            BANKS -- 4.1%
     1,578  Bank of America Corp.                      26,905
       228  Bank of Hawaii Corp.                       12,953
        90  BOK Financial Corp.                         5,983
     1,125  JPMorgan Chase & Co.                       67,770
       276  PacWest Bancorp                            11,379
                                                 ------------
                                                      124,990
                                                 ------------
            BEVERAGES -- 1.7%
       610  Coca-Cola (The) Co.                        26,023
       276  PepsiCo, Inc.                              25,693
                                                 ------------
                                                       51,716
                                                 ------------
            BIOTECHNOLOGY -- 1.2%
        33  Biogen Idec, Inc. (a)                      10,917
       126  Gilead Sciences, Inc. (a)                  13,413
       115  Incyte Corp. (a)                            5,641
        21  Intercept Pharmaceuticals, Inc. (a)         4,970
                                                 ------------
                                                       34,941
                                                 ------------
            CAPITAL MARKETS -- 0.4%
       355  Morgan Stanley                             12,272
                                                 ------------
            CHEMICALS -- 1.3%
       748  Dow Chemical Co.                           39,225
                                                 ------------
            COMMERCIAL SERVICES & SUPPLIES
               -- 0.2%
       288  Covanta Holding Corp.                       6,111
                                                 ------------
            COMMUNICATIONS EQUIPMENT
               -- 3.0%
     1,405  ARRIS Group, Inc. (a)                      39,839
       534  Cisco Systems, Inc.                        13,441
       489  QUALCOMM, Inc.                             36,562
                                                 ------------
                                                       89,842
                                                 ------------
            CONSUMER FINANCE -- 2.0%
     7,195  SLM Corp.                                  61,589
                                                 ------------
            DIVERSIFIED FINANCIAL SERVICES
               -- 0.6%
       688  Interactive Brokers Group, Inc.            17,166
                                                 ------------


SHARES      DESCRIPTION                              VALUE
----------  -----------------------------------  ------------
            DIVERSIFIED TELECOMMUNICATION
               SERVICES -- 5.6%
     2,602  AT&T, Inc.                           $     91,694
       136  Level 3 Communications, Inc. (a)            6,219
     1,437  Verizon Communications, Inc.               71,836
                                                 ------------
                                                      169,749
                                                 ------------
            ELECTRIC UTILITIES -- 5.7%
     1,755  Duke Energy Corp.                         131,221
       853  NRG Yield, Inc.                            40,134
                                                 ------------
                                                      171,355
                                                 ------------
            ENERGY EQUIPMENT & SERVICES
               -- 2.3%
       150  Halliburton Co.                             9,677
       423  Nabors Industries Ltd.                      9,627
       276  RPC, Inc.                                   6,061
       234  Schlumberger Ltd.                          23,795
       756  Seadrill Ltd.                              20,231
                                                 ------------
                                                       69,391
                                                 ------------
            FOOD & STAPLES RETAILING
               -- 4.3%
       238  CVS Caremark Corp.                         18,943
     2,070  Rite Aid Corp. (a)                         10,019
       762  Wal-Mart Stores, Inc.                      58,270
       753  Walgreen Co.                               44,630
                                                 ------------
                                                      131,862
                                                 ------------
            FOOD PRODUCTS -- 2.1%
       292  Ingredion, Inc.                            22,131
        46  Keurig Green Mountain, Inc.                 5,986
       823  Mondelez International, Inc.               28,200
       199  Pilgrim's Pride Corp. (a)                   6,081
                                                 ------------
                                                       62,398
                                                 ------------
            HEALTH CARE EQUIPMENT &
               SUPPLIES -- 0.3%
       190  Abbott Laboratories                         7,902
                                                 ------------
            HEALTH CARE PROVIDERS & SERVICES
               -- 2.4%
       381  HCA Holdings, Inc. (a)                     26,868
       216  Omnicare, Inc.                             13,448
       291  UnitedHealth Group, Inc.                   25,099
        73  Universal Health Services, Inc.             7,629
                                                 ------------
                                                       73,044
                                                 ------------
            HOTELS, RESTAURANTS & LEISURE
               -- 1.9%
       106  Las Vegas Sands Corp.                       6,594
       207  McDonald's Corp.                           19,626
       148  Royal Caribbean Cruises Ltd.                9,959
     1,834  Wendy's (The) Co.                          15,149
        33  Wynn Resorts Ltd.                           6,173
                                                 ------------
                                                       57,501
                                                 ------------


                        See Notes to Financial Statements                Page 45

FIRST TRUST LOW BETA INCOME ETF (FTLB)

SEPTEMBER 30, 2014

SHARES      DESCRIPTION                              VALUE
----------  -----------------------------------  ------------
COMMON STOCKS (CONTINUED)

            HOUSEHOLD DURABLES -- 0.2%
        66  Harman International Industries,
               Inc.                              $      6,471
                                                 ------------
            HOUSEHOLD PRODUCTS -- 1.6%
       598  Procter & Gamble (The) Co.                 50,077
                                                 ------------
            INDUSTRIAL CONGLOMERATES
               -- 4.3%
       657  3M Co.                                     93,084
     1,507  General Electric Co.                       38,609
                                                 ------------
                                                      131,693
                                                 ------------
            INSURANCE -- 3.3%
       454  Allied World Assurance Co.
               Holdings AG                             16,725
       267  American International Group,
               Inc.                                    14,423
       303  Hartford Financial Services (The)
               Group, Inc.                             11,287
       187  Mercury General Corp.                       9,128
       733  Old Republic International Corp.           10,467
       355  PartnerRe Ltd.                             39,011
                                                 ------------
                                                      101,041
                                                 ------------
            INTERNET & CATALOG RETAIL
               -- 0.3%
       115  Expedia, Inc.                              10,076
                                                 ------------
            INTERNET SOFTWARE & SERVICES
               -- 1.1%
       429  Facebook, Inc., Class A (a)                33,908
                                                 ------------
            IT SERVICES -- 1.8%
       154  Accenture PLC, Class A                     12,523
       289  Broadridge Financial Solutions,
               Inc.                                    12,031
       214  DST Systems, Inc.                          17,959
       162  Leidos Holdings, Inc.                       5,561
       204  VeriFone Systems, Inc. (a)                  7,014
                                                 ------------
                                                       55,088
                                                 ------------
            LIFE SCIENCES TOOLS & SERVICES
               -- 0.3%
        57  Illumina, Inc. (a)                          9,343
                                                 ------------
            MACHINERY -- 0.4%
       253  Trinity Industries, Inc.                   11,820
                                                 ------------
            MEDIA -- 2.8%
       111  Comcast Corp., Class A                      5,970
       253  Lamar Advertising Co.                      12,460
       993  Thomson Reuters Corp.                      36,155
       199  Time Warner, Inc.                          14,967
       159  Walt Disney (The) Co.                      14,156
                                                 ------------
                                                       83,708
                                                 ------------


SHARES      DESCRIPTION                              VALUE
----------  -----------------------------------  ------------
            METALS & MINING -- 1.1%
       318  Freeport-McMoRan, Inc.               $     10,383
        87  Royal Gold, Inc.                            5,650
       564  Tahoe Resources, Inc. (a)                  11,449
        85  US Silica Holdings, Inc.                    5,313
                                                 ------------
                                                       32,795
                                                 ------------
            OIL, GAS & CONSUMABLE FUELS
               -- 6.7%
        73  Cheniere Energy, Inc. (a)                   5,842
     1,011  ConocoPhillips                             77,362
       126  CVR Energy, Inc.                            5,636
        90  EOG Resources, Inc.                         8,912
       663  Exxon Mobil Corp.                          62,355
       316  HollyFrontier Corp.                        13,803
        69  Occidental Petroleum Corp.                  6,634
       165  Targa Resources Corp.                      22,468
                                                 ------------
                                                      203,012
                                                 ------------
            PHARMACEUTICALS -- 11.5%
       450  Akorn, Inc. (a)                            16,321
       192  Bristol-Myers Squibb Co.                    9,827
       549  Eli Lilly & Co.                            35,603
       807  Johnson & Johnson                          86,018
     1,693  Merck & Co., Inc.                         100,361
       154  Pacira Pharmaceuticals, Inc. (a)           14,926
     2,929  Pfizer, Inc.                               86,610
                                                 ------------
                                                      349,666
                                                 ------------
            ROAD & RAIL -- 0.7%
       195  Union Pacific Corp.                        21,142
                                                 ------------
            SEMICONDUCTORS &
               SEMICONDUCTOR EQUIPMENT
               -- 3.4%
     1,545  Intel Corp.                                53,797
       792  Micron Technology, Inc. (a)                27,134
       190  Skyworks Solutions, Inc.                   11,029
       213  Texas Instruments, Inc.                    10,158
                                                 ------------
                                                      102,118
                                                 ------------
            SOFTWARE -- 3.4%
     1,944  Microsoft Corp.                            90,124
       339  Oracle Corp.                               12,977
                                                 ------------
                                                      103,101
                                                 ------------
            SPECIALTY RETAIL -- 0.2%
       109  Foot Locker, Inc.                           6,066
                                                 ------------

            TECHNOLOGY HARDWARE, STORAGE &
               PERIPHERALS -- 5.9%
     1,213  Apple, Inc.                               122,210
       160  Diebold, Inc.                               5,651
       207  EMC Corp.                                   6,057
       718  Hewlett-Packard Co.                        25,468
       198  Seagate Technology PLC                     11,339
        72  Western Digital Corp.                       7,007
                                                 ------------
                                                      177,732
                                                 ------------


Page 46                 See Notes to Financial Statements

FIRST TRUST LOW BETA INCOME ETF (FTLB)

SEPTEMBER 30, 2014

SHARES      DESCRIPTION                              VALUE
----------  -----------------------------------  ------------
COMMON STOCKS (CONTINUED)

            TEXTILES, APPAREL & LUXURY
               GOODS -- 1.0%
       156  NIKE, Inc., Class B                  $     13,915
       231  Under Armour, Inc. (a)                     15,962
                                                 ------------
                                                       29,877
                                                 ------------
            TOBACCO -- 6.2%
     3,327  Altria Group, Inc.                        152,843
       423  Philip Morris International, Inc.          35,278
                                                 ------------
                                                      188,121
                                                 ------------
            TOTAL COMMON STOCKS                     2,996,229
            (Cost $3,000,277)                    ------------

NUMBER OF
CONTRACTS   DESCRIPTION                              VALUE
----------  -----------------------------------  ------------
PUT OPTIONS PURCHASED -- 0.4%
            S&P 500 Index Calls
         1  @ $1,925.00 due December 2014               3,910
         1  @   1,900.00 due December 2014              3,140
         1  @   1,825.00 due December 2014              1,860
         1  @   1,900.00 due January 2015               3,940
                                                 ------------
            TOTAL PUT OPTIONS PURCHASED                12,850
            (Cost $11,622)                       ------------

            TOTAL INVESTMENTS - 99.3%               3,009,079
            (Cost $3,011,899) (b)                ------------

CALL OPTIONS WRITTEN -- (0.3%)
            S&P 500 Index Calls
         3  @ $1,990.00 due October 2014               (3,900)
         2  @  2,020.00 due October 2014                 (710)
         3  @  2,030.00 due November 2014              (3,360)
                                                 ------------
            TOTAL CALL OPTIONS WRITTEN                 (7,970)
            (Premiums received $10,226)          ------------

            NET OTHER ASSETS AND
               LIABILITIES - 1.0%                      29,851
                                                 ------------
            NET ASSETS - 100.0%                  $  3,030,960
                                                 ============


(a)   Non-income producing security.

(b) Aggregate cost for federal income tax purposes is $3,014,357. As of September 30, 2014, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $52,947 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $58,225.


VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of September 30, 2014 is as follows (see Note 2A -- Portfolio Valuation in the Notes to Financial Statements):

                                  ASSETS TABLE
                                                         LEVEL 2       LEVEL 3
                              TOTAL       LEVEL 1      SIGNIFICANT   SIGNIFICANT
                            VALUE AT       QUOTED      OBSERVABLE   UNOBSERVABLE
INVESTMENTS                 9/30/2014      PRICES        INPUTS        INPUTS
--------------------------------------------------------------------------------
Common Stocks*             $ 2,996,229  $ 2,996,229     $     --      $     --
Put Options
   Purchased                    12,850       12,850           --            --
                           -----------------------------------------------------
Total Investments          $ 3,009,079  $ 3,009,079     $     --      $     --
                           =====================================================


                               LIABILITIES TABLE
                                                         LEVEL 2       LEVEL 3
                              TOTAL       LEVEL 1      SIGNIFICANT   SIGNIFICANT
                            VALUE AT       QUOTED      OBSERVABLE   UNOBSERVABLE
INVESTMENTS                 9/30/2014      PRICES        INPUTS        INPUTS
--------------------------------------------------------------------------------
Call Options Written       $    (7,970) $    (7,970)    $     --      $     --
                           =====================================================

* See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between the Levels at September 30, 2014.


                        See Notes to Financial Statements                Page 47

FIRST TRUST NASDAQ RISING DIVIDEND ACHIEVERS ETF (RDVY)

PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 2014

SHARES      DESCRIPTION                              VALUE
----------  -----------------------------------  ------------
COMMON STOCKS -- 100.0%

            AEROSPACE & DEFENSE -- 6.3%
     1,627  Honeywell International, Inc.        $    151,506
     1,177  Northrop Grumman Corp.                    155,082
     1,525  Raytheon Co.                              154,970
                                                 ------------
                                                      461,558
                                                 ------------
            BIOTECHNOLOGY -- 2.1%
     1,097  Amgen, Inc.                               154,085
                                                 ------------
            CAPITAL MARKETS -- 6.3%
     1,244  Ameriprise Financial, Inc.                153,485
       473  BlackRock, Inc.                           155,295
       845  Goldman Sachs Group, Inc.                 155,117
                                                 ------------
                                                      463,897
                                                 ------------
            CHEMICALS -- 2.3%
       600  CF Industries Holdings, Inc.              167,532
                                                 ------------
            COMMUNICATIONS EQUIPMENT
               -- 4.3%
     6,267  Cisco Systems, Inc.                       157,740
     2,069  QUALCOMM, Inc.                            154,699
                                                 ------------
                                                      312,439
                                                 ------------
            DIVERSIFIED TELECOMMUNICATION
               SERVICES -- 2.1%
     3,138  Verizon Communications, Inc.              156,869
                                                 ------------
            ENERGY EQUIPMENT & SERVICES
               -- 6.2%
     1,537  Helmerich & Payne, Inc.                   150,426
     1,953  National Oilwell Varco, Inc.              148,624
     1,512  Schlumberger Ltd.                         153,755
                                                 ------------
                                                      452,805
                                                 ------------
            HEALTH CARE EQUIPMENT &
               SUPPLIES -- 2.0%
     2,361  Medtronic, Inc.                           146,264
                                                 ------------
            HEALTH CARE PROVIDERS & SERVICES
               -- 6.3%
     1,170  Humana, Inc.                              152,439
     1,784  UnitedHealth Group, Inc.                  153,870
     1,288  WellPoint, Inc.                           154,071
                                                 ------------
                                                      460,380
                                                 ------------
            INSURANCE -- 22.9%
     1,464  ACE Ltd.                                  153,530
     2,690  Aflac, Inc.                               156,692
     2,654  American Financial Group, Inc.            153,640
     6,769  Assured Guaranty Ltd.                     150,001
     1,699  Chubb Corp.                               154,745
     1,395  PartnerRe Ltd.                            153,297
     2,888  Principal Financial Group, Inc.           151,533
     3,435  ProAssurance Corp.                        151,380
     1,655  Travelers Cos., Inc.                      155,471
     4,342  Unum Group                                149,278
     3,965  Validus Holdings Ltd.                     155,190
                                                 ------------
                                                    1,684,757
                                                 ------------


SHARES      DESCRIPTION                              VALUE
----------  -----------------------------------  ------------
            IT SERVICES -- 4.2%
     1,965  Accenture PLC, Class A               $    159,794
     9,415  Western Union Co.                         151,016
                                                 ------------
                                                      310,810
                                                 ------------
            MACHINERY -- 2.0%
     1,140  Cummins, Inc.                             150,457
                                                 ------------
            OIL, GAS & CONSUMABLE FUELS
               -- 12.3%
     1,251  Chevron Corp.                             149,269
     3,396  HollyFrontier Corp.                       148,337
     1,783  Marathon Petroleum Corp.                  150,967
     2,711  Murphy Oil Corp.                          154,283
     1,829  Phillips 66                               148,716
     3,257  Valero Energy Corp.                       150,702
                                                 ------------
                                                      902,274
                                                 ------------
            PHARMACEUTICALS -- 2.1%
     1,452  Johnson & Johnson                         154,769
                                                 ------------
            SOFTWARE -- 8.3%
     5,526  CA, Inc.                                  154,396
     3,356  Microsoft Corp.                           155,584
     3,959  Oracle Corp.                              151,551
     6,437  Symantec Corp.                            151,334
                                                 ------------
                                                      612,865
                                                 ------------
            SPECIALTY RETAIL -- 2.0%
     3,593  GameStop Corp.                            148,032
                                                 ------------
            TECHNOLOGY HARDWARE, STORAGE &
               PERIPHERALS -- 6.3%
     1,548  Apple, Inc.                               155,961
     5,313  EMC Corp.                                 155,458
     2,685  Seagate Technology PLC                    153,770
                                                 ------------
                                                      465,189
                                                 ------------
            TEXTILES, APPAREL & LUXURY
               GOODS -- 2.0%
     4,219  Coach, Inc.                               150,238
                                                 ------------
            TOTAL INVESTMENTS - 100.0%              7,355,220
            (Cost $7,249,382) (a)
            NET OTHER ASSETS AND
               LIABILITIES - 0.0%                       1,455
                                                 ------------
            NET ASSETS - 100.0%                  $  7,356,675
                                                 ============


(a) Aggregate cost for federal income tax purposes is $7,257,353. As of September 30, 2014, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $303,720 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $205,853.


Page 48                         See Notes to Financial Statements

FIRST TRUST NASDAQ RISING DIVIDEND ACHIEVERS ETF (RDVY)

SEPTEMBER 30, 2014

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of September 30, 2014 is as follows (see Note 2A -- Portfolio Valuation in the Notes to Financial Statements):

                                                         LEVEL 2       LEVEL 3
                              TOTAL       LEVEL 1      SIGNIFICANT   SIGNIFICANT
                            VALUE AT       QUOTED      OBSERVABLE   UNOBSERVABLE
INVESTMENTS                 9/30/2014      PRICES        INPUTS        INPUTS
--------------------------------------------------------------------------------
Common Stocks*             $ 7,355,220  $ 7,355,220     $     --      $     --
                           =====================================================

* See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between Levels at September 30, 2014.


                        See Notes to Financial Statements                Page 49

FIRST TRUST DORSEY WRIGHT FOCUS 5 ETF (FV)

PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 2014

SHARES      DESCRIPTION                              VALUE
----------  -----------------------------------  ------------
EXCHANGE-TRADED FUNDS -- 99.9%

            CAPITAL MARKETS* -- 99.9%
 3,092,483  First Trust Consumer
               Discretionary AlphaDEX(R) Fund $100,227,374 2,683,233 First Trust Consumer Staples
               AlphaDEX(R) Fund                   104,833,914
 1,832,001  First Trust Dow Jones Internet
               Index Fund (a)                     111,587,181
 2,087,237  First Trust Health Care
               AlphaDEX(R) Fund (a)               116,446,952
 1,454,495  First Trust NYSE Arca
               Biotechnology Index Fund (a)       133,493,551
                                                 ------------
            TOTAL INVESTMENTS - 99.9%             566,588,972
            (Cost $542,381,302) (b)

            NET OTHER ASSETS AND
               LIABILITIES - 0.1%                     479,360
                                                 ------------
            NET ASSETS - 100.0%                  $567,068,332
                                                 ============

(a)   Non-income producing security.

(b) Aggregate cost for federal income tax purposes is $542,382,028. As of September 30, 2014, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $24,802,817 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $595,873.

* Represents investments in affiliated funds.



VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of September 30, 2014 is as follows (see Note 2A -- Portfolio Valuation in the Notes to Financial Statements):

                                                         LEVEL 2       LEVEL 3
                              TOTAL       LEVEL 1      SIGNIFICANT   SIGNIFICANT
                            VALUE AT       QUOTED      OBSERVABLE   UNOBSERVABLE
INVESTMENTS                 9/30/2014      PRICES        INPUTS        INPUTS
--------------------------------------------------------------------------------
Exchange-Traded
  Funds**                  $566,588,972  $566,588,972   $     --       $     --
                           =====================================================

** See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between the Levels at September 30, 2014.


Page 50                 See Notes to Financial Statements

FIRST TRUST RBA AMERICAN INDUSTRIAL RENAISSANCE(R) ETF (AIRR)

PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 2014

SHARES      DESCRIPTION                              VALUE
----------  -----------------------------------  ------------
COMMON STOCKS -- 99.9%

            BANKS -- 9.7%
    13,499  1st Source Corp.                     $    384,452
    21,913  Associated Banc-Corp.                     381,724
    14,795  Chemical Financial Corp.                  397,838
    44,615  First Commonwealth Financial
               Corp.                                  374,320
    24,175  First Financial Bancorp                   382,690
    12,954  First Financial Corp.                     400,926
    19,222  First Merchants Corp.                     388,477
    23,663  First Midwest Bancorp, Inc.               380,738
    20,894  FirstMerit Corp.                          367,734
    32,272  FNB Corp.                                 386,941
    32,993  Fulton Financial Corp.                    365,562
    41,739  Huntington Bancshares, Inc.               406,120
    10,871  Lakeland Financial Corp.                  407,662
    14,529  MB Financial, Inc.                        402,163
    39,132  National Penn Bancshares, Inc.            379,972
    28,774  Old National Bancorp                      373,199
     5,380  Park National Corp.                       405,760
    16,691  S&T Bancorp, Inc.                         391,571
    39,157  Susquehanna Bancshares, Inc.              391,570
     8,632  Wintrust Financial Corp.                  385,591
                                                 ------------
                                                    7,755,010
                                                 ------------
            COMMERCIAL SERVICES & SUPPLIES
               -- 5.7%
   147,992  CECO Environmental Corp.                1,983,093
   118,568  Covanta Holding Corp.                   2,516,013
                                                 ------------
                                                    4,499,106
                                                 ------------
            CONSTRUCTION & ENGINEERING
               -- 35.4%
    65,751  Argan, Inc.                             2,194,768
   157,134  Comfort Systems USA, Inc.               2,129,166
    83,343  Dycom Industries, Inc. (a)              2,559,463
    55,421  EMCOR Group, Inc.                       2,214,623
    68,964  Granite Construction, Inc.              2,193,745
    55,958  MasTec, Inc. (a)                        1,713,434
    97,271  MYR Group, Inc. (a)                     2,342,286
    64,740  Northwest Pipe Co. (a)                  2,207,634
   286,642  Pike Corp. (a)                          3,408,173
    94,052  Primoris Services Corp.                 2,524,356
    70,048  Quanta Services, Inc. (a)               2,542,042
    79,415  Tutor Perini Corp. (a)                  2,096,556
                                                 ------------
                                                   28,126,246
                                                 ------------
            ELECTRICAL EQUIPMENT -- 19.6%
    21,598  Acuity Brands, Inc.                     2,542,301
    52,179  AZZ, Inc.                               2,179,517
    74,626  Babcock & Wilcox (The) Co.              2,066,394
    50,359  Encore Wire Corp.                       1,867,815
    44,112  Generac Holdings, Inc. (a)              1,788,300
    79,349  Global Power Equipment Group,
               Inc.                                 1,182,300


SHARES      DESCRIPTION                              VALUE
----------  -----------------------------------  ------------
            ELECTRICAL EQUIPMENT (CONTINUED)
    20,333  Hubbell, Inc., Class B               $  2,450,737
    21,423  Power Solutions International,
               Inc. (a)                             1,478,187
                                                 ------------
                                                   15,555,551
                                                 ------------
            MACHINERY -- 29.5%
    22,858  American Railcar Industries, Inc.       1,689,663
   135,821  Douglas Dynamics, Inc.                  2,648,510
   105,099  FreightCar America, Inc.                3,499,797
   151,209  Global Brass & Copper Holdings,
               Inc.                                 2,218,236
    47,220  LB Foster Co., Class A                  2,169,287
   290,564  Mueller Water Products, Inc.,
               Class A                              2,405,870
    39,783  RBC Bearings, Inc.                      2,255,696
    66,739  TriMas Corp. (a)                        1,623,760
    54,985  Trinity Industries, Inc.                2,568,899
   179,667  Wabash National Corp. (a)               2,393,164
                                                 ------------
                                                   23,472,882
                                                 ------------

            TOTAL INVESTMENTS - 99.9%              79,408,795
            (Cost $82,666,896) (b)

            NET OTHER ASSETS AND
               LIABILITIES - 0.1%                      46,698
                                                 ------------
            NET ASSETS - 100.0%                  $ 79,455,493
                                                 ============


(a)   Non-income producing security.

(b) Aggregate cost for federal income tax purposes is $82,844,368. As of September 30, 2014, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $1,926,922 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $5,362,495.

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of September 30, 2014 is as follows (see Note 2A -- Portfolio Valuation in the Notes to Financial Statements):

                                                         LEVEL 2       LEVEL 3
                              TOTAL       LEVEL 1      SIGNIFICANT   SIGNIFICANT
                            VALUE AT       QUOTED      OBSERVABLE   UNOBSERVABLE
INVESTMENTS                 9/30/2014      PRICES        INPUTS        INPUTS
--------------------------------------------------------------------------------
Common Stocks*            $ 79,408,795  $ 79,408,795    $     --      $     --
                          ======================================================

* See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between the Levels at September 30, 2014.


                        See Notes to Financial Statements                Page 51

FIRST TRUST RBA QUALITY INCOME ETF (QINC)

PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 2014

SHARES      DESCRIPTION                              VALUE
----------  -----------------------------------  ------------
COMMON STOCKS -- 94.3%
            AEROSPACE & DEFENSE -- 2.3%
       637  Lockheed Martin Corp.                $    116,431
                                                 ------------
            BANKS -- 17.4%
     1,386  Bank of Montreal                          102,037
     2,343  City Holding Co.                           98,711
     2,869  Community Bank System, Inc.                96,370
    11,718  First Niagara Financial Group,
               Inc.                                    97,611
     4,363  NBT Bancorp, Inc.                          98,255
     2,575  Stock Yards Bancorp, Inc.                  77,507
     2,221  Tompkins Financial Corp.                   97,902
     4,311  Trustmark Corp.                            99,304
     3,223  United Bankshares, Inc.                    99,687
                                                 ------------
                                                      867,384
                                                 ------------
            BEVERAGES -- 2.2%
     1,147  PepsiCo, Inc.                             106,774
                                                 ------------
            CAPITAL MARKETS -- 0.5%
       680  Invesco Ltd.                               26,846
                                                 ------------
            CHEMICALS -- 0.5%
     2,054  FutureFuel Corp.                           24,422
                                                 ------------
            COMMUNICATIONS EQUIPMENT
               -- 2.2%
     2,943  Comtech Telecommunications
               Corp.                                  109,333
                                                 ------------
            CONTAINERS & PACKAGING -- 1.9%
     2,411  Sonoco Products Co.                        94,728
                                                 ------------
            DIVERSIFIED FINANCIAL SERVICES
               -- 1.7%
     1,083  CME Group, Inc.                            86,591
                                                 ------------
            DIVERSIFIED TELECOMMUNICATION
               SERVICES -- 2.0%
     2,921  TELUS Corp.                                99,840
                                                 ------------
            ELECTRIC UTILITIES -- 9.6%
     1,921  American Electric Power Co., Inc.         100,295
     4,112  Empire District Electric Co.               99,305
     3,345  Great Plains Energy, Inc.                  80,849
     2,236  Northeast Utilities                        99,055
     2,786  UIL Holdings Corp.                         98,624
                                                 ------------
                                                      478,128
                                                 ------------
            ENERGY EQUIPMENT & SERVICES
               -- 1.6%
     1,899  Ensco PLC, Class A                         78,448
                                                 ------------
            FOOD PRODUCTS -- 2.0%
     1,957  General Mills, Inc.                        98,731
                                                 ------------
            GAS UTILITIES -- 5.5%
     1,903  AGL Resources, Inc.                        97,700
     2,226  Northwest Natural Gas Co.                  94,048
     2,441  Piedmont Natural Gas Co., Inc.             81,847
                                                 ------------
                                                      273,595
                                                 ------------


SHARES      DESCRIPTION                              VALUE
----------  -----------------------------------  ------------
            HEALTH CARE EQUIPMENT &
               SUPPLIES -- 1.8%
     5,110  Meridian Bioscience, Inc.            $     90,396
                                                 ------------
            HEALTH CARE TECHNOLOGY -- 1.9%
     1,621  Computer Programs & Systems,
               Inc.                                    93,191
                                                 ------------
            HOTELS, RESTAURANTS & LEISURE
               -- 4.1%
     1,043  Cracker Barrel Old Country
               Store, Inc.                            107,627
     1,033  McDonald's Corp.                           97,939
                                                 ------------
                                                      205,566
                                                 ------------
            HOUSEHOLD DURABLES -- 1.9%
     1,804  Garmin Ltd.                                93,790
                                                 ------------
            HOUSEHOLD PRODUCTS -- 2.0%
       910  Kimberly-Clark Corp.                       97,889
                                                 ------------
            INTERNET & CATALOG RETAIL
               -- 2.1%
     7,639  PetMed Express, Inc.                      103,890
                                                 ------------
            IT SERVICES -- 2.2%
     2,447  Paychex, Inc.                             108,157
                                                 ------------
            LEISURE PRODUCTS -- 1.6%
     2,660  Mattel, Inc.                               81,529
                                                 ------------
            MEDIA -- 3.0%
       751  Omnicom Group, Inc.                        51,714
     4,037  Shaw Communications, Inc.                  98,785
                                                 ------------
                                                      150,499
                                                 ------------
            MULTI-UTILITIES -- 8.1%
     3,200  Avista Corp.                               97,696
     1,837  Consolidated Edison, Inc.                 104,085
     2,776  Public Service Enterprise Group,
               Inc.                                   103,378
     1,961  SCANA Corp.                                97,285
                                                 ------------
                                                      402,444
                                                 ------------
            OIL, GAS & CONSUMABLE FUELS
               -- 6.1%
     1,041  Occidental Petroleum Corp.                100,092
     2,444  Pembina Pipeline Corp.                    102,990
     1,526  Total SA, ADR                              98,351
                                                 ------------
                                                      301,433
                                                 ------------
            PHARMACEUTICALS -- 4.2%
     2,127  Bristol-Myers Squibb Co.                  108,860
     3,406  Pfizer, Inc.                              100,715
                                                 ------------
                                                      209,575
                                                 ------------
            SOFTWARE -- 1.7%
     1,842  Microsoft Corp.                            85,395
                                                 ------------
            THRIFTS & MORTGAGE FINANCE
               -- 2.1%
    15,936  TrustCo Bank Corp. NY                     102,628
                                                 ------------


Page 52                See Notes to Financial Statements

FIRST TRUST RBA QUALITY INCOME ETF (QINC)

SEPTEMBER 30, 2014

SHARES      DESCRIPTION                              VALUE
----------  -----------------------------------  ------------
COMMON STOCKS (CONTINUED)

            TOBACCO -- 2.1%
     1,760  Reynolds American, Inc.              $    103,840
                                                 ------------
            TOTAL COMMON STOCKS                     4,691,473
            (Cost $4,826,092)                    ------------

REAL ESTATE INVESTMENT TRUSTS -- 5.7%
     1,653  National Health Investors, Inc.            94,453
     4,320  Senior Housing Properties Trust            90,374
     1,350  Sovran Self Storage, Inc.                 100,386
                                                 ------------
            TOTAL REAL ESTATE INVESTMENT
               TRUSTS                                 285,213
            (Cost $307,270)                      ------------

            TOTAL INVESTMENTS - 100.0%              4,976,686
            (Cost $5,133,362) (a)

            NET OTHER ASSETS AND
               LIABILITIES - 0.0%                       1,647
                                                 ------------
            NET ASSETS - 100.0%                  $  4,978,333
                                                 ============


(a) Aggregate cost for federal income tax purposes is $5,152,830. As of September 30, 2014, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $64,613 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $240,757.

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of September 30, 2014 is as follows (see Note 2A -- Portfolio Valuation in the Notes to Financial Statements):

                                                         LEVEL 2       LEVEL 3
                              TOTAL       LEVEL 1      SIGNIFICANT   SIGNIFICANT
                            VALUE AT       QUOTED      OBSERVABLE   UNOBSERVABLE
INVESTMENTS                 9/30/2014      PRICES        INPUTS        INPUTS
--------------------------------------------------------------------------------
Common Stocks*            $ 4,691,473   $ 4,691,473     $     --      $     --
Real Estate
  Investment
  Trusts                      285,213       285,213           --            --
                          ------------------------------------------------------
Total Investments         $ 4,976,686   $ 4,976,686     $     --      $     --
                          ======================================================

* See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between Levels at September 30, 2014.


                        See Notes to Financial Statements                Page 53

FIRST TRUST DORSEY WRIGHT INTERNATIONAL FOCUS 5 ETF (IFV)

PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 2014

SHARES      DESCRIPTION                              VALUE
----------  -----------------------------------  ------------
EXCHANGE-TRADED FUNDS -- 99.7%

            CAPITAL MARKETS* -- 99.7%
   177,276  First Trust Canada AlphaDEX(R)
               Fund                              $  6,350,026
   156,434  First Trust Emerging Markets
               Small Cap AlphaDEX(R) Fund           5,676,990
   164,356  First Trust Germany AlphaDEX(R)
               Fund                                 5,796,852
   199,580  First Trust Switzerland
               AlphaDEX(R) Fund                     7,787,612
   150,518  First Trust United Kingdom
               AlphaDEX(R) Fund                     5,859,666
                                                 ------------
            TOTAL INVESTMENTS - 99.7%              31,471,146
            (Cost $33,102,493) (a)

            NET OTHER ASSETS AND
               LIABILITIES - 0.3%                     103,129
                                                 ------------
            NET ASSETS - 100.0%                  $ 31,574,275
                                                 ============


(a) Aggregate cost for federal income tax purposes is $33,102,493. As of September 30, 2014, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $0 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $1,631,347.

* Represents investments in affiliated funds.



VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of September 30, 2014 is as follows (see Note 2A -- Portfolio Valuation in the Notes to Financial Statements):

                                                         LEVEL 2       LEVEL 3
                              TOTAL       LEVEL 1      SIGNIFICANT   SIGNIFICANT
                            VALUE AT       QUOTED      OBSERVABLE   UNOBSERVABLE
INVESTMENTS                 9/30/2014      PRICES        INPUTS        INPUTS
--------------------------------------------------------------------------------
Exchange-Traded
     Funds**              $31,471,146  $31,471,146      $     --      $     --
                          ======================================================

** See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between the Levels at September 30, 2014.


Page 54                 See Notes to Financial Statements

                      This page intentionally left blank.

FIRST TRUST EXCHANGE-TRADED FUND VI

STATEMENTS OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2014

                                                 FIRST TRUST                              INTERNATIONAL
                                                   NASDAQ             MULTI-ASSET          MULTI-ASSET          FIRST TRUST
                                             TECHNOLOGY DIVIDEND  DIVERSIFIED INCOME   DIVERSIFIED INCOME       HIGH INCOME
                                                 INDEX FUND           INDEX FUND           INDEX FUND               ETF
                                                   (TDIV)               (MDIV)               (YDIV)               (FTHI)
                                             -------------------  -------------------  -------------------  -------------------
ASSETS:
Investments, at value......................    $   722,753,195      $   787,505,411      $    13,040,933      $     3,020,493
Cash.......................................                 --            8,559,710                   --                3,945
Cash held at broker........................                 --                   --                   --               19,500
Foreign currency, at value.................                 --                   --              173,440                   --
Receivables:
   Capital shares sold.....................         50,026,127            2,153,278                   --                   --
   Dividends...............................          1,356,698            3,533,544               25,043                9,852
   Investment securities sold..............                 --               47,918                   --                   --
   Dividend reclaims.......................              7,648                   --                3,549                   --
   Options written receivable..............                 --                   --                   --                   --
Other assets...............................             12,403                   --                   --                   --
                                               ---------------      ---------------      ---------------      ---------------
   Total Assets............................        774,156,071          801,799,861           13,242,965            3,053,790
                                               ---------------      ---------------      ---------------      ---------------
LIABILITIES:
Options written, at value .................                 --                   --                   --                7,970
Due to custodian...........................            366,906                   --               28,833                   --
Payables:
   Investment securities purchased.........         49,976,452           17,460,351              140,569                   --
   Investment advisory fees................            276,898              385,933                7,776                2,223
                                               ---------------      ---------------      ---------------      ---------------
   Total Liabilities.......................         50,620,256           17,846,284              177,178               10,193
                                               ---------------      ---------------      ---------------      ---------------
NET ASSETS.................................    $   723,535,815      $   783,953,577      $    13,065,787      $     3,043,597
                                               ===============      ===============      ===============      ===============
NET ASSETS CONSIST OF:
Paid-in capital............................    $   658,796,784      $   801,600,709      $    13,500,245      $     3,097,104
Par value..................................            267,550              365,000                6,500                1,500
Accumulated net investment income
   (loss)..................................            674,399           (2,559,753)              (4,368)                  --
Accumulated net realized gain (loss) on
   investments, foreign currency transactions
   and options transactions................         (5,687,232)         (19,490,003)            (174,847)             (58,402)
Net unrealized appreciation (depreciation)
   on investments, foreign currency
   translation and options.................         69,484,314            4,037,624             (261,743)               3,395
                                               ---------------      ---------------      ---------------      ---------------
NET ASSETS.................................    $   723,535,815      $   783,953,577      $    13,065,787      $     3,043,597
                                               ===============      ===============      ===============      ===============
NET ASSET VALUE, per share.................    $         27.04      $         21.48      $         20.10      $         20.29
                                               ===============      ===============      ===============      ===============
Number of shares outstanding (unlimited
   number of shares authorized, par value
   $0.01 per share)........................         26,755,000           36,500,002              650,002              150,002
                                               ===============      ===============      ===============      ===============
Investments, at cost.......................    $   653,268,881      $   783,467,787      $    13,301,500      $     3,020,184
                                               ===============      ===============      ===============      ===============
Foreign currency, at cost (proceeds).......    $            --      $            --      $       173,882      $            --
                                               ===============      ===============      ===============      ===============
Premiums received on options written.......    $            --      $            --      $            --      $        11,056
                                               ===============      ===============      ===============      ===============

*  Represents investments in affiliated funds.
** Represents receivable from affiliated funds.


Page 56                 See Notes to Financial Statements

                         FIRST TRUST                             FIRST TRUST RBA                             FIRST TRUST
    FIRST TRUST            NASDAQ             FIRST TRUST           AMERICAN            FIRST TRUST         DORSEY WRIGHT
     LOW BETA          RISING DIVIDEND       DORSEY WRIGHT         INDUSTRIAL           RBA QUALITY         INTERNATIONAL
    INCOME ETF          ACHIEVERS ETF         FOCUS 5 ETF      RENAISSANCE(R) ETF       INCOME ETF           FOCUS 5 ETF
      (FTLB)               (RDVY)                (FV)                (AIRR)               (QINC)                (IFV)
-------------------  -------------------  -------------------  -------------------  -------------------  -------------------

  $     3,009,079      $     7,355,220      $   566,588,972 *    $    79,408,795      $     4,976,686      $    31,471,146 *
            1,041                   --              606,098               39,527                   --               67,693
           12,351                   --                   --                   --                   --                   --
               --                   --                   --                   --                   --                   --

        1,014,904                   --                   --            1,860,201                   --                   --
            7,060                6,428                   --               50,939               13,072               40,032 **
               --                   --                   --                   --                   --                   --
               --                   --                   --                   --                  316                   --
            2,304                   --                   --                   --                   --                   --
               --                   --                   --                   --                   --                   --
  ---------------      ---------------      ---------------      ---------------      ---------------      ---------------
        4,046,739            7,361,648          567,195,070           81,359,462            4,990,074           31,578,871
  ---------------      ---------------      ---------------      ---------------      ---------------      ---------------

            7,970                   --                   --                   --                   --                   --
               --                1,883                   --                   --                8,785                   --

        1,006,288                   --                   --            1,859,181                   --                   --
            1,521                3,090              126,738               44,788                2,956                4,596
  ---------------      ---------------      ---------------      ---------------      ---------------      ---------------
        1,015,779                4,973              126,738            1,903,969               11,741                4,596
  ---------------      ---------------      ---------------      ---------------      ---------------      ---------------
  $     3,030,960      $     7,356,675      $   567,068,332      $    79,455,493      $     4,978,333      $    31,574,275
  ===============      ===============      ===============      ===============      ===============      ===============

  $     3,086,116      $     7,299,377      $   542,298,670      $    83,612,632      $     5,185,049      $    33,073,138
            1,500                3,500              278,000               43,500                2,500               17,000

               --                4,158              284,718               51,507                1,304              115,484


          (56,092)             (56,198)                (726)            (994,045)             (53,844)                  --


             (564)             105,838           24,207,670           (3,258,101)            (156,676)          (1,631,347)
  ---------------      ---------------      ---------------      ---------------      ---------------      ---------------
  $     3,030,960      $     7,356,675      $   567,068,332      $    79,455,493      $     4,978,333      $    31,574,275
  ===============      ===============      ===============      ===============      ===============      ===============
  $         20.21      $         21.02      $         20.40      $         18.27      $         19.91      $         18.57
  ===============      ===============      ===============      ===============      ===============      ===============


          150,002              350,002           27,800,002            4,350,002              250,002            1,700,002
  ===============      ===============      ===============      ===============      ===============      ===============
  $     3,011,899      $     7,249,382      $   542,381,302 *    $    82,666,896      $     5,133,362      $    33,102,493 *
  ===============      ===============      ===============      ===============      ===============      ===============
  $            --      $            --      $            --      $            --      $            --      $            --
  ===============      ===============      ===============      ===============      ===============      ===============
  $        10,226      $            --      $            --      $            --      $            --      $            --
  ===============      ===============      ===============      ===============      ===============      ===============


                        See Notes to Financial Statements                Page 57

FIRST TRUST EXCHANGE-TRADED FUND VI

STATEMENTS OF OPERATIONS
FOR THE PERIOD ENDED SEPTEMBER 30, 2014

                                                FIRST TRUST                               INTERNATIONAL
                                                   NASDAQ            MULTI-ASSET           MULTI-ASSET           FIRST TRUST
                                             TECHNOLOGY DIVIDEND  DIVERSIFIED INCOME   DIVERSIFIED INCOME        HIGH INCOME
                                                 INDEX FUND           INDEX FUND           INDEX FUND                ETF
                                                   (TDIV)               (MDIV)               (YDIV)              (FTHI) (a)
                                             -------------------  -------------------  -------------------  -------------------
INVESTMENT INCOME:
Dividends..................................    $    15,952,168      $    31,630,712      $       464,633      $        54,120
Interest...................................                 --                   --                   --                    5
Foreign tax withholding....................           (407,586)                  --              (37,588)                 (99)
Other......................................                 88                   12                   15                   12
                                               ---------------      ---------------      ---------------      ---------------
   Total investment income.................         15,544,670           31,630,724              427,060               54,038
                                               ---------------      ---------------      ---------------      ---------------
EXPENSES:
Investment advisory fees...................          2,139,502            3,685,194               54,937               13,737
                                               ---------------      ---------------      ---------------      ---------------
   Total expenses..........................          2,139,502            3,685,194               54,937               13,737
                                               ---------------      ---------------      ---------------      ---------------
NET INVESTMENT INCOME (LOSS)...............         13,405,168           27,945,530              372,123               40,301
                                               ---------------      ---------------      ---------------      ---------------
NET REALIZED AND UNREALIZED
   GAIN (LOSS):
Net realized gain (loss) on:
   Investments.............................         (4,487,995)         (16,211,997)            (153,342)             (58,116)
   In-kind redemptions.....................         11,697,598           23,453,362              147,859              116,154
   Written options transactions............                 --                   --                   --               (6,096)
   Foreign currency transactions...........                 --                   --               (4,113)                  --
                                               ---------------      ---------------      ---------------      ---------------
Net realized gain (loss)...................          7,209,603            7,241,365               (9,596)              51,942
                                               ---------------      ---------------      ---------------      ---------------
Net change in unrealized appreciation
   (depreciation) on:
   Investments.............................         61,479,931           16,722,629             (371,774)                 309
   Written options held....................                 --                   --                   --                3,086
   Foreign currency translation............                 --                   --                 (649)                  --
                                               ---------------      ---------------      ---------------      ---------------
Net change in unrealized appreciation
   (depreciation)..........................         61,479,931           16,722,629             (372,423)               3,395
                                               ---------------      ---------------      ---------------      ---------------
NET REALIZED AND UNREALIZED
   GAIN (LOSS).............................         68,689,534           23,963,994             (382,019)              55,337
                                               ---------------      ---------------      ---------------      ---------------
NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS..............................    $    82,094,702      $    51,909,524      $        (9,896)     $        95,638
                                               ===============      ===============      ===============      ===============

(a) Inception date is January 6, 2014, which is consistent with the commencement of investment operations and is the date the initial creation units were established.

(b) Inception date is March 5, 2014, which is consistent with the commencement of investment operations and is the date the initial creation units were established.


(c) Inception date is March 10, 2014, which is consistent with the commencement of investment operations and is the date the initial creation units were established.

(d) Inception date is July 22, 2014, which is consistent with the commencement of investment operations and is the date the initial creation units were established.

*   Represents income from affiliated funds.
**  Represents realized gain (loss) on affiliated funds.
*** Represents change in unrealized appreciation (depreciation) on affiliated funds.


Page 58                 See Notes to Financial Statements

                         FIRST TRUST                             FIRST TRUST RBA                             FIRST TRUST
    FIRST TRUST            NASDAQ             FIRST TRUST           AMERICAN            FIRST TRUST         DORSEY WRIGHT
     LOW BETA          RISING DIVIDEND       DORSEY WRIGHT         INDUSTRIAL           RBA QUALITY         INTERNATIONAL
    INCOME ETF          ACHIEVERS ETF         FOCUS 5 ETF      RENAISSANCE(R) ETF       INCOME ETF           FOCUS 5 ETF
    (FTLB) (a)           (RDVY) (a)            (FV) (b)            (AIRR) (c)           (QINC) (c)            (IFV) (d)
-------------------  -------------------  -------------------  -------------------  -------------------  -------------------

  $        49,212      $       113,332      $       852,709 *    $       323,120      $        81,313      $       121,598 *
                4                    5                   30                    2                   --                   --
              (70)                  --                   --                   --               (1,161)                  --
                9                   17                   --                   --                   25                   --
  ---------------      ---------------      ---------------      ---------------      ---------------      ---------------
           49,155              113,354              852,739              323,122               80,177              121,598
  ---------------      ---------------      ---------------      ---------------      ---------------      ---------------

           12,589               20,520              490,171              171,935               14,548                6,114
  ---------------      ---------------      ---------------      ---------------      ---------------      ---------------
           12,589               20,520              490,171              171,935               14,548                6,114
  ---------------      ---------------      ---------------      ---------------      ---------------      ---------------
           36,566               92,834              362,568              151,187               65,629              115,484
  ---------------      ---------------      ---------------      ---------------      ---------------      ---------------



          (58,969)             (61,281)                (726) **       (1,004,597)             (62,408)                  --
           93,574              266,973              787,945 **           146,678              124,898                   --
           (6,279)                  --                   --                   --                   --                   --
               --                   --                   --                   --                   --                   --
  ---------------      ---------------      ---------------      ---------------      ---------------      ---------------
           28,326              205,692              787,219             (857,919)              62,490                   --
  ---------------      ---------------      ---------------      ---------------      ---------------      ---------------


           (2,820)             105,838           24,207,670 ***       (3,258,101)            (156,676)          (1,631,347) ***
            2,256                   --                   --                   --                   --                   --
               --                   --                   --                   --                   --                   --
  ---------------      ---------------      ---------------      ---------------      ---------------      ---------------

             (564)             105,838           24,207,670           (3,258,101)            (156,676)          (1,631,347)
  ---------------      ---------------      ---------------      ---------------      ---------------      ---------------

           27,762              311,530           24,994,889           (4,116,020)             (94,186)          (1,631,347)
  ---------------      ---------------      ---------------      ---------------      ---------------      ---------------


  $        64,328      $       404,364      $    25,357,457      $    (3,964,833)     $       (28,557)     $    (1,515,863)
  ===============      ===============      ===============      ===============      ===============      ===============


                        See Notes to Financial Statements                Page 59

FIRST TRUST EXCHANGE-TRADED FUND VI

STATEMENTS OF CHANGES IN NET ASSETS

                                                                     FIRST TRUST                            MULTI-ASSET
                                                                  NASDAQ TECHNOLOGY                     DIVERSIFIED INCOME
                                                                 DIVIDEND INDEX FUND                        INDEX FUND
                                                                       (TDIV)                                 (MDIV)
                                                         -----------------------------------    -----------------------------------

                                                             FOR THE            FOR THE             FOR THE            FOR THE
                                                            YEAR ENDED         YEAR ENDED          YEAR ENDED         YEAR ENDED
                                                            9/30/2014          9/30/2013           9/30/2014          9/30/2013
                                                         ----------------   ----------------    ----------------   ----------------
OPERATIONS:
Net investment income (loss) ..........................  $     13,405,168   $      2,924,623    $     27,945,530   $     12,599,221
Net realized gain (loss) ..............................         7,209,603          3,955,311           7,241,365         (3,235,117)
Net change in unrealized appreciation (depreciation)...        61,479,931          8,274,844          16,722,629        (12,520,131)
                                                         ----------------   ----------------    ----------------   ----------------
Net increase (decrease) in net assets resulting from
   operations .........................................        82,094,702         15,154,778          51,909,524        (3,156,027)
                                                         ----------------   ----------------    ----------------   ----------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income .................................       (12,811,593)        (2,897,175)        (35,770,042)       (15,611,668)
Net realized gain .....................................                --                 --                  --                 --
Return of capital .....................................                --                 --                  --           (980,499)
                                                         ----------------   ----------------    ----------------   ----------------
Total distributions to shareholders ...................       (12,811,593)        (2,897,175)        (35,770,042)       (16,592,167)
                                                         ----------------   ----------------    ----------------   ----------------
SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold .............................       495,923,217        198,437,223         532,466,922        544,839,750
Cost of shares redeemed ...............................       (47,110,046)       (32,986,255)       (256,237,493)       (67,814,333)
                                                         ----------------   ----------------    ----------------   ----------------
Net increase (decrease) in net assets resulting from
   shareholder transactions ...........................       448,813,171        165,450,968         276,229,429        477,025,417
                                                         ----------------   ----------------    ----------------   ----------------
Total increase (decrease) in net assets ...............       518,096,280        177,708,571         292,368,911        457,277,223
NET ASSETS:
Beginning of period ...................................       205,439,535         27,730,964         491,584,666         34,307,443
                                                         ----------------   ----------------    ----------------   ----------------
End of period .........................................  $    723,535,815   $    205,439,535    $    783,953,577   $    491,584,666
                                                         ================   ================    ================   ================
Accumulated net investment income (loss) at end of
   period .............................................  $        674,399   $         25,157    $     (2,559,753)  $     (1,531,323)
                                                         ================   ================    ================   ================
CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period ...............         9,105,000          1,405,000          23,800,002          1,700,002
Shares sold ...........................................        19,500,000          9,250,000          24,250,000         25,300,000
Shares redeemed .......................................        (1,850,000)        (1,550,000)        (11,550,000)        (3,200,000)
                                                         ----------------   ----------------    ----------------   ----------------
Shares outstanding, end of period .....................        26,755,000          9,105,000          36,500,002         23,800,002
                                                         ================   ================    ================   ================

(a) Inception date is August 22, 2013, which is consistent with the commencement of investment operations and is the date the initial creation units were established.

(b) Inception date is January 6, 2014, which is consistent with the commencement of investment operations and is the date the initial creation units were established.

(c) Inception date is March 5, 2014, which is consistent with the commencement of investment operations and is the date the initial creation units were established.


Page 60                 See Notes to Financial Statements

                                                                                 FIRST TRUST
           INTERNATIONAL                 FIRST TRUST         FIRST TRUST            NASDAQ           FIRST TRUST
      MULTI-ASSET DIVERSIFIED            HIGH INCOME           LOW BETA        RISING DIVIDEND      DORSEY WRIGHT
         INCOME INDEX FUND                   ETF              INCOME ETF        ACHIEVERS ETF        FOCUS 5 ETF
              (YDIV)                        (FTHI)              (FTLB)              (RDVY)               (FV)
-----------------------------------    ----------------    ----------------    ----------------    ----------------
                    FOR THE PERIOD      FOR THE PERIOD      FOR THE PERIOD      FOR THE PERIOD      FOR THE PERIOD
    FOR THE         8/22/2013 (a)        1/6/2014 (b)        1/6/2014 (b)        1/6/2014 (b)        3/5/2014 (c)
   YEAR ENDED          THROUGH             THROUGH              THROUGH            THROUGH             THROUGH
   9/30/2014          9/30/2013           9/30/2014            9/30/2014          9/30/2014           9/30/2014
----------------   ----------------    ----------------    ----------------    ----------------    ----------------

$        372,123   $         17,107    $         40,301    $         36,566    $         92,834    $        362,568
          (9,596)            61,212              51,942              28,326             205,692             787,219
        (372,423)           110,680               3,395                (564)            105,838          24,207,670
----------------   ----------------    ----------------    ----------------    ----------------    ----------------

          (9,896)           188,999              95,638              64,328             404,364          25,357,457
----------------   ----------------    ----------------    ----------------    ----------------    ----------------

        (400,902)           (19,625)            (64,556)            (47,581)            (88,676)            (77,850)
         (56,951)                --                  --                  --                  --                  --
              --                 --                  --                  --                  --                  --
----------------   ----------------    ----------------    ----------------    ----------------    ----------------
        (457,853)           (19,625)            (64,556)            (47,581)            (88,676)            (77,850)
----------------   ----------------    ----------------    ----------------    ----------------    ----------------

      10,373,827          4,994,177           5,039,443           5,029,832          10,161,394         551,378,066
      (2,003,842)                --          (2,026,928)         (2,015,619)         (3,120,407)        (9,589,341)
----------------   ----------------    ----------------    ----------------    ----------------    ----------------

       8,369,985          4,994,177           3,012,515           3,014,213           7,040,987         541,788,725
----------------   ----------------    ----------------    ----------------    ----------------    ----------------
       7,902,236          5,163,551           3,043,597           3,030,960           7,356,675         567,068,332

       5,163,551                 --                  --                  --                  --                  --
----------------   ----------------    ----------------    ----------------    ----------------    ----------------
$     13,065,787   $      5,163,551    $      3,043,597    $      3,030,960    $      7,356,675    $    567,068,332
================   ================    ================    ================    ================    ================

$         (4,368)  $          1,759    $             --    $             --    $          4,158    $        284,718
================   ================    ================    ================    ================    ================

         250,002                 --                  --                  --                  --                  --
         500,000            250,002             250,002             250,002             500,002          28,300,002
        (100,000)                --            (100,000)           (100,000)           (150,000)           (500,000)
----------------   ----------------    ----------------    ----------------    ----------------    ----------------
          650,002          250,002             150,002             150,002             350,002         27,800,002
================   ================    ================    ================    ================    ================


See Notes to Financial Statements                 Page 61

FIRST TRUST EXCHANGE-TRADED FUND VI

                                                            FIRST TRUST                           FIRST TRUST
                                                           RBA AMERICAN       FIRST TRUST        DORSEY WRIGHT
                                                            INDUSTRIAL        RBA QUALITY        INTERNATIONAL
                                                        RENAISSANCE(R) ETF     INCOME ETF         FOCUS 5 ETF
                                                              (AIRR)             (QINC)              (IFV)
                                                         ----------------   ----------------    ----------------
                                                          FOR THE PERIOD     FOR THE PERIOD      FOR THE PERIOD
                                                          3/10/2014 (d)       3/10/2014 (d)       7/22/2014 (e)
                                                             THROUGH             THROUGH             THROUGH
                                                            9/30/2014           9/30/2014           9/30/2014
                                                         ----------------   ----------------    ----------------
OPERATIONS:
Net investment income (loss) ..........................  $        151,187   $         65,629    $        115,484
Net realized gain (loss) ..............................          (857,919)            62,490                  --
Net change in unrealized appreciation (depreciation)...        (3,258,101)          (156,676)         (1,631,347)
                                                         ----------------   ----------------    ----------------
Net increase (decrease) in net assets resulting from
   operations .........................................        (3,964,833)           (28,557)         (1,515,863)
                                                         ----------------   ----------------    ----------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income .................................           (99,680)           (62,231)                 --
Net realized gain .....................................                --                 --                  --
Return of capital .....................................                --                 --                  --
                                                         ----------------   ----------------    ----------------
Total distributions to shareholders ...................           (99,680)           (62,231)                 --
                                                         ----------------   ----------------    ----------------
SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold .............................        86,400,745          8,156,769          33,090,138
Cost of shares redeemed ...............................        (2,880,739)        (3,087,648)                 --
                                                         ----------------   ----------------    ----------------
Net increase (decrease) in net assets resulting from
   shareholder transactions ...........................        83,520,006          5,069,121          33,090,138
                                                         ----------------   ----------------    ----------------
Total increase (decrease) in net assets ...............        79,455,493          4,978,333          31,574,275
NET ASSETS: ...........................................
Beginning of period ...................................                --                 --                  --
                                                         ----------------   ----------------    ----------------
End of period                                            $     79,455,493   $      4,978,333    $     31,574,275
                                                         ================   ================    ================
Accumulated net investment income (loss) at end of
   period..............................................  $         51,507   $          1,304    $        115,484
                                                         ================   ================    ================
CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period ...............                --                 --                  --
Shares sold ...........................................         4,500,002            400,002           1,700,002
Shares redeemed .......................................          (150,000)          (150,000)                 --
                                                         ----------------   ----------------    ----------------
Shares outstanding, end of period .....................         4,350,002            250,002           1,700,002
                                                         ================   ================    ================

(d) Inception date is March 10, 2014, which is consistent with the commencement of investment operations and is the date the initial creation units were established.

(e) Inception date is July 22, 2014, which is consistent with the commencement of investment operations and is the date the initial creation units were established.


Page 62                See Notes to Financial Statements

FIRST TRUST EXCHANGE-TRADED FUND VI

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST NASDAQ TECHNOLOGY DIVIDEND INDEX FUND (TDIV)

                                                                                   FOR THE PERIOD
                                                      FOR THE           YEAR       8/13/2012 (a)
                                                     YEAR ENDED        ENDED          THROUGH
                                                     9/30/2014       9/30/2013       9/30/2012
                                                   --------------  --------------  --------------
Net asset value, beginning of period                 $    22.56      $    19.74      $    19.92
                                                     ----------      ----------      ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                               0.73            0.59            0.04
Net realized and unrealized gain (loss)                    4.46            2.81           (0.18)
                                                     ----------      ----------      ----------
Total from investment operations                           5.19            3.40           (0.14)
                                                     ----------      ----------      ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                     (0.71)          (0.58)          (0.04)
                                                     ----------      ----------      ----------
Net asset value, end of period                       $    27.04      $    22.56      $    19.74
                                                     ==========      ==========      ==========
TOTAL RETURN (b)                                          23.19%          17.49%          (0.72)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                 $  723,536      $  205,440      $   27,731
Ratio of total expenses to average net assets              0.50%           0.50%           0.50% (c)
Ratio of net investment income (loss) to average
   net assets                                              3.13%           2.95%           2.39% (c)
Portfolio turnover rate (d)                                  34%             37%             18%

(a) Inception date is consistent with the commencement of investment operations and is the date the initial creation units were established. First Trust Portfolios L.P. seeded the Fund on July 19, 2012 in order to provide initial capital required by SEC rules.

(b) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividend distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c)   Annualized.

(d) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.


                        See Notes to Financial Statements                Page 63

FIRST TRUST EXCHANGE-TRADED FUND VI

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

MULTI-ASSET DIVERSIFIED INCOME INDEX FUND (MDIV)

                                                                                   FOR THE PERIOD
                                                      FOR THE           YEAR       8/13/2012 (a)
                                                     YEAR ENDED        ENDED          THROUGH
                                                     9/30/2014       9/30/2013       9/30/2012
                                                   --------------  --------------  --------------
Net asset value, beginning of period                 $    20.65      $    20.18      $    19.98
                                                     ----------      ----------      ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                               1.05            0.90            0.09
Net realized and unrealized gain (loss)                    1.02            0.71            0.15
                                                     ----------      ----------      ----------
Total from investment operations                           2.07            1.61            0.24
                                                     ----------      ----------      ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                     (1.24)          (1.07)          (0.04)
Return of capital                                            --           (0.07)             --
                                                     ----------      ----------      ----------
Total from distributions                                  (1.24)          (1.14)          (0.04)
                                                     ----------      ----------      ----------
Net asset value, end of period                       $    21.48      $    20.65      $    20.18
                                                     ==========      ==========      ==========
TOTAL RETURN (b)                                          10.17%           8.08%           1.18%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                 $  783,954      $  491,585      $   34,307
Ratio of total expenses to average net assets              0.60%           0.60%           0.60% (c)
Ratio of net investment income (loss) to average
   net assets                                              4.55%           4.80%           7.10% (c)
Portfolio turnover rate (d)                                  96%            124%             34%


INTERNATIONAL MULTI-ASSET DIVERSIFIED INCOME INDEX FUND (YDIV)

                                                                   FOR THE PERIOD
                                                      FOR THE      8/22/2013 (a)
                                                     YEAR ENDED       THROUGH
                                                     9/30/2014       9/30/2013
                                                   --------------  --------------
Net asset value, beginning of period                 $    20.65      $    19.97
                                                     ----------      ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                               1.08            0.07
Net realized and unrealized gain (loss)                   (0.27)           0.69
                                                     ----------      ----------
Total from investment operations                           0.81            0.76
                                                     ----------      ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                     (1.13)          (0.08)
Net realized gain                                         (0.23)             --
                                                     ----------      ----------
Total distributions                                       (1.36)          (0.08)
                                                     ----------      ----------
Net asset value, end of period                       $    20.10      $    20.65
                                                     ==========      ==========
TOTAL RETURN (b)                                           3.93%           3.80%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                 $   13,066      $    5,164
Ratio of total expenses to average net assets              0.70%           0.70% (c)
Ratio of net investment income (loss) to average
   net assets                                              4.74%           3.15% (c)
Portfolio turnover rate (d)                                 116%             24%

(a) Inception date is consistent with the commencement of investment operations and is the date the initial creation units were established.

(b) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividend distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c)   Annualized.

(d) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.


Page 64                 See Notes to Financial Statements

FIRST TRUST EXCHANGE-TRADED FUND VI

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

FIRST TRUST HIGH INCOME ETF (FTHI)

                                                   FOR THE PERIOD
                                                    1/6/2014 (a)
                                                      THROUGH
                                                     9/30/2014
                                                   --------------
Net asset value, beginning of period                 $    19.93
                                                     ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                               0.40
Net realized and unrealized gain (loss)                    0.52
                                                     ----------
Total from investment operations                           0.92
                                                     ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                     (0.56)
                                                     ----------
Net asset value, end of period                       $    20.29
                                                     ==========
TOTAL RETURN (b)                                           4.66%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                 $    3,044
Ratio of total expenses to average net assets              0.85% (c)

Ratio of net investment income (loss) to average
   net assets                                              2.49% (c)
Portfolio turnover rate (d)                                  54%


FIRST TRUST LOW BETA INCOME ETF (FTLB)

                                                   FOR THE PERIOD
                                                    1/6/2014 (a)
                                                      THROUGH
                                                     9/30/2014
                                                   --------------
Net asset value, beginning of period                 $    19.93
                                                     ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                               0.40
Net realized and unrealized gain (loss)                    0.36
                                                     ----------
Total from investment operations                           0.76
                                                     ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                     (0.48)
                                                     ----------
Net asset value, end of period                       $    20.21
                                                     ==========
TOTAL RETURN (b)                                           3.83%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                 $    3,031
Ratio of total expenses to average net assets              0.85% (c)

Ratio of net investment income (loss) to average
   net assets                                              2.47% (c)
Portfolio turnover rate (d)                                  38%

(a) Inception date is consistent with the commencement of investment operations and is the date the initial creation units were established.

(b) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividend distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The return presented does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c)   Annualized.

(d) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.


                        See Notes to Financial Statements                Page 65

FIRST TRUST EXCHANGE-TRADED FUND VI

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

FIRST TRUST NASDAQ RISING DIVIDEND ACHIEVERS ETF (RDVY)

                                                   FOR THE PERIOD
                                                    1/6/2014 (a)
                                                      THROUGH
                                                     9/30/2014
                                                   --------------
Net asset value, beginning of period                 $    19.93
                                                     ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                               0.29
Net realized and unrealized gain (loss)                    1.08
                                                     ----------
Total from investment operations                           1.37
                                                     ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                     (0.28)
                                                     ----------
Net asset value, end of period                       $    21.02
                                                     ==========
TOTAL RETURN (b)                                           6.88%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                 $    7,357
Ratio of total expenses to average net assets              0.50% (c)

Ratio of net investment income (loss) to average
   net assets                                              2.26% (c)
Portfolio turnover rate (d)                                  62%

(a) Inception date is consistent with the commencement of investment operations and is the date the initial creation units were established.

(b) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividend distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The return presented does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c)   Annualized.

(d) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.


Page 66                 See Notes to Financial Statements

FIRST TRUST EXCHANGE-TRADED FUND VI

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

FIRST TRUST DORSEY WRIGHT FOCUS 5 ETF (FV)

                                                   FOR THE PERIOD
                                                    3/5/2014 (a)
                                                      THROUGH
                                                     9/30/2014
                                                   --------------
Net asset value, beginning of period                 $    20.02
                                                     ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                               0.01
Net realized and unrealized gain (loss)                    0.37
                                                     ----------
Total from investment operations                           0.38
                                                     ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                      0.00 (b)
                                                     ----------
Net asset value, end of period                       $    20.40
                                                     ==========
TOTAL RETURN (c)                                           1.91%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                 $  567,068
Ratio of total expenses to average net assets              0.30% (d)

Ratio of net investment income (loss) to average
   net assets                                              0.22% (d)
Portfolio turnover rate (e)                                   0%

(a) Inception date is consistent with the commencement of investment operations and is the date the initial creation units were established.

(b)   Amount is less than $0.01.

(c) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividend distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The return presented does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(d)   Annualized.

(e) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.


                        See Notes to Financial Statements                Page 67

FIRST TRUST EXCHANGE-TRADED FUND VI

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

FIRST TRUST RBA AMERICAN INDUSTRIAL RENAISSANCE(R) ETF (AIRR)

                                                   FOR THE PERIOD
                                                   3/10/2014 (a)
                                                      THROUGH
                                                     9/30/2014
                                                   --------------
Net asset value, beginning of period                 $    19.98
                                                     ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                               0.05
Net realized and unrealized gain (loss)                   (1.72)
                                                     ----------
Total from investment operations                          (1.67)
                                                     ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                     (0.04)
                                                     ----------
Net asset value, end of period                       $    18.27
                                                     ==========
TOTAL RETURN (b)                                          (8.37)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                 $   79,455
Ratio of total expenses to average net assets              0.70% (c)

Ratio of net investment income (loss) to average
   net assets                                              0.62% (c)
Portfolio turnover rate (d)                                  20%


FIRST TRUST RBA QUALITY INCOME ETF (QINC)

                                                   FOR THE PERIOD
                                                   3/10/2014 (a)
                                                      THROUGH
                                                     9/30/2014
                                                   --------------
Net asset value, beginning of period                 $    20.00
                                                     ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                               0.34
Net realized and unrealized gain (loss)                   (0.10)
                                                     ----------
Total from investment operations                           0.24
                                                     ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                     (0.33)
                                                     ----------
Net asset value, end of period                       $    19.91
                                                     ==========
TOTAL RETURN (b)                                           1.14%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                 $    4,978
Ratio of total expenses to average net assets              0.70% (c)

Ratio of net investment income (loss) to average
   net assets                                              3.16% (c)
Portfolio turnover rate (d)                                  55%

(a) Inception date is consistent with the commencement of investment operations and is the date the initial creation units were established.

(b) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividend distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The return presented does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c)   Annualized.

(d) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.


Page 68                 See Notes to Financial Statements

FIRST TRUST EXCHANGE-TRADED FUND VI

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

FIRST TRUST DORSEY WRIGHT INTERNATIONAL FOCUS 5 ETF (IFV)

                                                   FOR THE PERIOD
                                                   7/22/2014 (a)
                                                      THROUGH
                                                     9/30/2014
                                                   --------------
Net asset value, beginning of period                 $    20.09
                                                     ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                               0.07
Net realized and unrealized gain (loss)                   (1.59)
                                                     ----------
Total from investment operations                          (1.52)
                                                     ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                        --
                                                     ----------
Net asset value, end of period                       $    18.57
                                                     ==========
TOTAL RETURN (b)                                          (7.57)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                 $   31,574
Ratio of total expenses to average net assets              0.30% (c)

Ratio of net investment income (loss) to average
   net assets                                              5.67% (c)
Portfolio turnover rate (d)                                   0%

(a) Inception date is consistent with the commencement of investment operations and is the date the initial creation units were established.

(b) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividend distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The return presented does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c)   Annualized.

(d) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.


                        See Notes to Financial Statements                Page 69

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND VI
                               SEPTEMBER 30, 2014


                                1. ORGANIZATION

First Trust Exchange-Traded Fund VI (the "Trust") is an open-end management investment company organized as a Massachusetts business trust on June 4, 2012, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the "1940 Act").

The Trust currently consists of ten funds:

      First Trust NASDAQ Technology Dividend Index Fund - (The NASDAQ(R) Stock
         Market LLC ("NASDAQ") ticker "TDIV")
      Multi-Asset Diversified Income Index Fund - (NASDAQ ticker "MDIV") International Multi-Asset Diversified Income Index Fund - (NASDAQ ticker
         "YDIV")
      First Trust High Income ETF - (NASDAQ ticker "FTHI")
      First Trust Low Beta Income ETF - (NASDAQ ticker "FTLB")
      First Trust NASDAQ Rising Dividend Achievers ETF - (NASDAQ ticker "RDVY") First Trust Dorsey Wright Focus 5 ETF - (NASDAQ ticker "FV")
      First Trust RBA American Industrial Renaissance(R) ETF - (NASDAQ ticker
         "AIRR")
      First Trust RBA Quality Income ETF - (NASDAQ ticker "QINC")
      First Trust Dorsey Wright International Focus 5 ETF - (NASDAQ ticker
         "IFV")

Each fund represents a separate series of shares of beneficial interest in the Trust (each a "Fund" and collectively, the "Funds"). Each Fund's shares currently are listed and traded on NASDAQ. Unlike conventional mutual funds, each Fund issues and redeems shares on a continuous basis, at net asset value ("NAV"), only in large specified blocks consisting of 50,000 shares called a "Creation Unit." Creation Units are issued and redeemed principally in-kind for securities in which the Funds invest, or for cash or, in certain circumstances, for both. Except when aggregated in Creation Units, shares are not redeemable securities of a Fund. The investment objective of each Fund, except for FTHI and FTLB, is to seek investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of the following indices:

FUND                                                         INDEX
First Trust NASDAQ Technology Dividend Index Fund            NASDAQ Technology Dividend Index(SM) (1)
Multi-Asset Diversified Income Index Fund                    NASDAQ Multi-Asset Diversified Income Index(SM) (1)
International Multi-Asset Diversified Income Index Fund      NASDAQ International Multi-Asset Diversified Income Index(SM) (1)
First Trust NASDAQ Rising Dividend Achievers ETF             NASDAQ Rising Dividend
Achievers Index (1) First Trust Dorsey Wright Focus 5 ETF    Dorsey Wright Focus Five Index (2)
First Trust RBA American Industrial Renaissance(R) ETF       Richard Bernstein Advisors American Industrial Renaissance(R) Index (3)
First Trust RBA Quality Income ETF                           Richard Bernstein Advisors Quality Income Index (3)
First Trust Dorsey Wright International Focus 5 ETF          Dorsey Wright International Focus Five Index (2)

(1) This index is developed, maintained and sponsored by The NASDAQ OMX Group, Inc., and is licensed to First Trust Advisors L.P., the investment advisor to the Trust.

(2) This Index is developed and sponsored by Dorsey, Wright & Associates LLC, maintained by The NASDAQ OMX Group, Inc., and is licensed to First Trust Advisors L.P., the investment advisor to the Trust.

(3) This index is developed and sponsored by Richard Bernstein Advisors LLC, maintained by the New York Stock Exchange, and is licensed to First Trust Advisors L.P., the investment advisor to the Trust.

FTHI and FTLB are actively managed exchange-traded funds. The primary investment objective of FTHI is to provide current income. FTHI's secondary investment objective is to provide capital appreciation. FTHI pursues its objectives by investing in large cap equity securities listed on U.S. exchanges and by utilizing an "option strategy" consisting of writing (selling) U.S. exchange traded covered call options on the S&P 500(R) Index (the "Index"). FTHI will write U.S. exchange-traded covered call options on the Index in order to seek additional cash flow in the form of premiums on the options that may be distributed to shareholders on a monthly basis. A premium is the income received by an investor who sells or writes an option contract to another party. The market value of the option strategy may be up to 20% of FTHI's overall NAV.

The investment objective of FTLB is to provide current income. FTLB pursues its objective by investing in large cap equity securities listed on U.S. exchanges and by utilizing an "option strategy" consisting of buying U.S. exchange-traded put options on the Index and writing (selling) U.S. exchange-traded covered call options on the Index. FTLB will write U.S. exchange-traded covered call options on the Index in order to seek additional cash flow in the form of premiums on the options. These premiums may be distributed to shareholders on a monthly basis or used to purchase U.S. exchange-traded put options on the Index that seek to provide FTLB with downside protection and which are expected to reduce FTLB's price sensitivity to declining markets. The market value of the option strategy may be up to 20% of FTLB's overall NAV.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND VI
                               SEPTEMBER 30, 2014


                       2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. Portfolio Valuation

Each Fund's NAV is determined daily as of the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. The NAV is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

Each Fund's investments are valued daily at market value or, in absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third party pricing service, or are determined by First Trust Advisors L.P.'s ("First Trust" or the "Advisor") Pricing Committee in accordance with valuation procedures adopted by the Trust's Board of Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor's Pricing Committee are footnoted as such in the footnotes to the Portfolio of Investments. Each Fund's investments are valued as follows:

      Common stocks and other equity securities listed on any national or foreign exchange (excluding NASDAQ and the London Stock Exchange Alternative Investment Market ("AIM")) are valued at the last sale price on the exchange on which they are principally traded or, for NASDAQ and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.

      Securities traded in an over-the-counter market are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.

      Exchange-traded options contracts are valued at the closing price in the market where such contracts are principally traded. If no closing price is available, exchange-traded options contracts are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price. Over-the-counter options contracts are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.

      Short-term investments that mature in less than 60 days when purchased are fair valued at amortized cost.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Board of Trustees or its delegate at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund's NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, does not reflect the security's fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:

      1)    the type of security;

      2)    the size of the holding;

      3)    the initial cost of the security;

      4)    transactions in comparable securities;

      5)    price quotes from dealers and/or pricing services;

      6)    relationships among various securities;

      7) information obtained by contacting the issuer, analysts, or the appropriate stock exchange;

      8)    an analysis of the issuer's financial statements; and

      9) the existence of merger proposals or tender offers that might affect the value of the security.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND VI
                               SEPTEMBER 30, 2014

In addition, differences between the prices used to calculate a Fund's NAV and the prices used by such Fund's corresponding index could result in a difference between a Fund's performance and the performance of its underlying index.

The Funds are subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

      o Level 1 - Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

      o Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

            o     Quoted prices for similar investments in active markets.

            o Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.

            o Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).

            o Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

      o Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the investment.

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value each Fund's investments as of September 30, 2014, is included with each Fund's Portfolio of Investments.

B. Option Contracts

FTHI and FTLB are subject to equity price risk in the normal course of pursuing their investment objectives and may write (sell) U.S. exchange-traded covered call options on the Standard & Poor's 500(R) Index to hedge against changes in the value of equities. These two Funds seek to generate additional income, in the form of premiums received, from writing (selling) the options. FTHI and FTLB may write (sell) covered call options ("options") on all or a portion of the equity securities held in their respective portfolios and on securities indices as determined to be appropriate by the Advisor, consistent with their investment objectives. Options on securities indices are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security and are similar to options on single securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. These two Funds will not write (sell) "naked" or uncovered options. When a Fund writes (sells) an option, an amount equal to the premium received by the Fund is included in "Options written, at value" on the Statements of Assets and Liabilities. Options are marked-to-market daily and their value will be affected by changes in the value and dividend rates of the underlying equity securities, changes in interest rates, changes in the actual or perceived volatility of the securities markets and the underlying equity securities and the remaining time to the options' expiration. The value of options may also be adversely affected if the market for the options becomes less liquid or trading volume diminishes.

Options written (sold) by FTHI and FTLB will either be exercised, expire or be cancelled pursuant to a closing transaction. If an index option written (sold) by either of these two Funds is exercised, the Fund would be obligated to deliver cash equal to the difference between the closing price of the stock index and the exercise price of the option expressed in dollars times a specified multiple. If the price of the index is less than the option's strike price, the index option will likely expire without being exercised. In the case of a stock option, if the price of the underlying equity security exceeds the option's exercise price, it is likely that the option holder will exercise the option. In this case, the option premium received by the Fund will be added to the amount realized on the sale of the underlying security for purposes of determining gain or loss. If the price of the underlying equity security is less than the option's strike price, the option will likely expire without being exercised. The option premium received by each Fund will, in this case, be treated as short-term capital gain on the expiration date of the option. Gain or loss on options is presented separately as "Net realized gain (loss) on Written options transactions" on the Statements of Operations.

The index options that FTHI and FTLB write (sell) give the option holder the right, but not the obligation, to receive an amount of cash based on the difference between the closing level of the stock index and the exercise price on or prior to the option's expiration date. The stock options that FTHI and FTLB write (sell) give the option holder the right, but not the obligation, to purchase securities from each Fund at the strike price on or prior to the option's expiration date. The ability to successfully implement the writing (selling) of covered call options depends on the ability of the Advisor to predict pertinent market movements, which cannot be assured. As the writer (seller) of a covered option, each Fund foregoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the option above the sum of the premium and the strike price of the

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND VI
                               SEPTEMBER 30, 2014

option, but has retained the risk of loss should the price of the underlying security decline. The writer (seller) of an option has no control over the time when it may be required to fulfill its obligation as a writer (seller) of the option. Once an option writer (seller) has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security to the option holder at the exercise price.

FTLB may also purchase U.S. exchange-traded put options on the S&P 500(R) Index. The purchase of put options involves the risk of loss of all or a part of the cash paid for the put options (the premium). The Fund's maximum equity price risk for purchased options is limited to the premium initially paid. When the Fund purchases a put option, the premium paid represents the cost of the put option, which is included in "Investments, at cost" on the Statements of Assets and Liabilities.

If FTLB elects to exercise a put option on the S&P 500(R) Index, settlement does not occur by the delivery of the securities comprising the S&P 500(R) Index. FTLB, as holder of the stock index option, receives an amount of cash if the closing level of the stock index upon which the option is based is less than the exercise price of the option. This amount of cash is equal to the difference between the closing price of the stock index and the exercise price of the option expressed in dollars times a specified multiple. If the Fund elects to allow a put option to expire, then the equity price risk for purchased options is limited to the premium initially paid. Gain or loss on options is included in "Net realized gain (loss) on Investments" on the Statements of Operations.

C. Securities Transactions and Investment Income

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, if any, is recorded on the accrual basis.

Distributions received from a Fund's investments in real estate investment trusts ("REITs") and master limited partnerships ("MLPs") may be comprised of return of capital, capital gains and income. The actual character of the amounts received during the period is not known until after the REIT's and MLP's fiscal year end. A Fund records the character of distributions received from the REITs and MLPs during the year based on estimates and historical information available. The characterization of distributions received by a Fund may be subsequently revised based on information received from the REITs and MLPs after their tax reporting periods conclude.

D. Securities Lending

The Funds may lend securities representing up to 33 1/3% of the value of their total assets to broker-dealers, banks and other institutions to generate additional income. When a Fund loans its portfolio securities, it will receive, at the inception of each loan, collateral equal to at least 102% (for domestic securities) or 105% (for international securities) of the market value of the loaned securities. The collateral amount is valued at the beginning of each business day and is compared to the market value of the loaned securities from the prior business day to determine if additional collateral is required. If additional collateral is required, a request is sent to the borrower. Securities lending involves the risk that the Fund may lose money because the borrower of the Fund's loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of (i) a decline in the value of the collateral provided for the loaned securities, (ii) a decline in the value of any investments made with cash collateral or (iii) an increase in the value of the loaned securities if the borrower does not increase the collateral accordingly and the borrower fails to return the securities. These events could also trigger adverse tax consequences for the Fund.

Under the Funds' securities lending agreement, the securities lending agent will generally bear the risk that a borrower may default on its obligation to return loaned securities. Brown Brothers Harriman & Co. ("BBH") acts as the Funds' securities lending agent and is responsible for executing the lending of the portfolio securities to creditworthy borrowers. The Funds, however, will be responsible for the risks associated with the investment of cash collateral. A Fund may lose money on its investment of cash collateral, which may affect its ability to repay the collateral to the borrower without the use of other Fund assets. Each Fund that engages in securities lending receives compensation (net of any rebate and securities lending agent fees) for lending its securities. Compensation can be in the form of fees received from the securities lending agent or dividends or interest earned from the investment of cash collateral. The dividend and interest earned on the securities loaned is accounted for in the same manner as other dividend and interest income. The Funds had no securities in the securities lending program during the period ended September 30, 2014.

In the event of a default by a borrower with respect to any loan, BBH will exercise any and all remedies provided under the applicable borrower agreement to make the Funds whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If, despite such efforts by BBH to exercise these remedies, a Fund sustains losses as a result of a borrower's default, BBH will indemnify the Fund by purchasing replacement securities at its own expense, or paying the Fund an amount equal to the market value of the replacement securities, subject to certain limitations which are set forth in detail in the Securities Lending Agency Agreement between the Trust on behalf of the Funds and BBH.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND VI
                               SEPTEMBER 30, 2014

E. Affiliated Transactions

FV and IFV only invest in securities of affiliated funds. Dividend income and realized gains and losses from affiliated funds are presented on the Statements of Operations. Each Fund's investment performance and risks are directly related to the investment performance and risks of the affiliated funds.

Amounts relating to these investments in FV at September 30, 2014, and for the period then ended are:

                                                      SHARE ACTIVITY
                                      ----------------------------------------------
                                      BALANCE AT                          BALANCE AT     VALUE AT      DIVIDEND    REALIZED
SECURITY NAME                          9/30/2013  PURCHASES      SALES     9/30/2014    9/30/2014       INCOME    GAIN/(LOSS)
----------------------------------------------------------------------------------------------------------------------------
First Trust Consumer Discretionary
   AlphaDEX(R) Fund                       --       3,148,517    (56,034)   3,092,483  $  100,227,374  $  212,531  $   91,555
First Trust Consumer Staples
   AlphaDEX(R) Fund                       --       2,731,704    (48,471)   2,683,233     104,833,914     640,178     155,952
First Trust Dow Jones Internet
   Index Fund                             --       1,864,951    (32,950)   1,832,001     111,587,181          --     142,245
First Trust Health Care
   AlphaDEX(R) Fund                       --       2,124,911    (37,674)   2,087,237     116,446,952          --     161,765
First Trust NYSE Arca
   Biotechnology Index                    --       1,480,655    (26,160)   1,454,495     133,493,551          --     235,702
                                                                                      --------------  ----------  ----------
                                                                                      $  566,588,972  $  852,709  $  787,219
                                                                                      ==============  ==========  ==========

Amounts relating to these investments in IFV at September 30, 2014, and for the period then ended are:

                                                      SHARE ACTIVITY
                                      ----------------------------------------------
                                      BALANCE AT                          BALANCE AT     VALUE AT      DIVIDEND    REALIZED
SECURITY NAME                          9/30/2013  PURCHASES      SALES     9/30/2014    9/30/2014       INCOME    GAIN/(LOSS)
----------------------------------------------------------------------------------------------------------------------------
First Trust Canada AlphaDEX(R) Fund       --         177,276      --         177,276  $    6,350,026  $   15,370  $       --
First Trust Emerging Markets Small
   Cap AlphaDEX(R) Fund                   --         156,434      --         156,434       5,676,990      66,390          --
First Trust Germany AlphaDEX(R) Fund      --         164,356      --         164,356       5,796,852       4,256          --
First Trust Switzerland AlphaDEX(R)
   Fund                                   --         199,580      --         199,580       7,787,612          --          --
First Trust United Kingdom
   AlphaDEX(R) Fund                       --         150,518      --         150,518       5,859,666      35,582          --
                                                                                      --------------  ----------  ----------
                                                                                      $   31,471,146  $  121,598  $       --
                                                                                      ==============  ==========  ==========

F. Dividends and Distribution to Shareholders

Dividends from net investment income, if any, are declared and paid monthly for YDIV, MDIV, FTHI and FTLB and quarterly for TDIV, RDVY, FV, QINC and IFV or as the Board of Trustees may determine from time to time. Distributions of net realized capital gains earned by each Fund, if any, are distributed at least annually.

Distributions from income and capital gains are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Funds and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND VI
                               SEPTEMBER 30, 2014

The tax character of distributions paid by each applicable Fund during the period ended September 30, 2014 was as follows:

                                                                                  Distributions    Distributions    Distributions
                                                                                    paid from        paid from        paid from
                                                                                    Ordinary          Capital         Return of
                                                                                     Income            Gains           Capital
                                                                                  -------------    -------------    -------------
First Trust NASDAQ Technology Dividend Index Fund                                  $12,811,593      $        --      $        --
Multi-Asset Diversified Income Index Fund                                           35,770,042               --               --
International Multi-Asset Diversified Income Index Fund                                457,853               --               --
First Trust High Income ETF                                                             64,556               --               --
First Trust Low Beta Income ETF                                                         47,581               --               --
First Trust NASDAQ Rising Dividend Achievers ETF                                        88,676               --               --
First Trust Dorsey Wright Focus 5 ETF                                                   77,850               --               --
First Trust RBA American Industrial Renaissance(R) ETF                                  99,680               --               --
First Trust RBA Quality Income ETF                                                      62,231               --               --
First Trust Dorsey Wright International Focus 5 ETF                                         --               --               --

The tax character of distributions paid by each applicable Fund during the period ended September 30, 2013, was as follows:

                                                                                  Distributions    Distributions    Distributions
                                                                                    paid from        paid from        paid from
                                                                                    Ordinary          Capital         Return of
                                                                                     Income            Gains           Capital
                                                                                  -------------    -------------    -------------
First Trust NASDAQ Technology Dividend Index Fund                                  $ 2,897,175      $        --      $        --
Multi-Asset Diversified Income Index Fund                                           15,611,668               --          980,499
International Multi-Asset Diversified Income Index Fund                                 19,625               --               --

As of September 30, 2014, the components of distributable earnings on a tax basis for each Fund were as follows:

                                                                                                    Accumulated         Net
                                                                                  Undistributed     Capital and      Unrealized
                                                                                    Ordinary           Other        Appreciation
                                                                                     Income         Gain (Loss)    (Depreciation)
                                                                                  -------------    -------------    -------------
First Trust NASDAQ Technology Dividend Index Fund                                  $   484,136     $ (2,602,350)     $66,589,695
Multi-Asset Diversified Income Index Fund                                                   --      (13,188,608)      (4,823,524)
International Multi-Asset Diversified Income Index Fund                                 23,194         (144,623)        (319,529)
First Trust High Income ETF                                                                 --          (48,998)          (6,009)
First Trust Low Beta Income ETF                                                             --          (51,378)          (5,278)
First Trust NASDAQ Rising Dividend Achievers ETF                                         4,158          (48,227)          97,867
First Trust Dorsey Wright Focus 5 ETF                                                  284,718               --       24,206,944
First Trust RBA American Industrial Renaissance(R) ETF                                  51,507         (816,573)      (3,435,573)
First Trust RBA Quality Income ETF                                                         947          (34,019)        (176,144)
First Trust Dorsey Wright International Focus 5 ETF                                    115,484               --       (1,631,347)

G. Income Taxes

Each Fund intends to qualify or continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, each Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund's taxable income exceeds the distributions from such taxable income for the calendar year.

The Funds are subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ended 2012, 2013 and 2014 remain open to federal and state audit for MDIV and TDIV. Taxable years ended 2013 and 2014 remain open to federal and state audit for YDIV. Taxable year ended 2014 remains open to federal and state audit for AIRR, FTHI, FTLB, FV, IFV, QINC, and RDVY. As of September 30, 2014, management has evaluated the application of these standards to the Funds and has determined that no provision for income tax is required in the Funds' financial statements for uncertain tax positions.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND VI
                               SEPTEMBER 30, 2014

Under the Regulated Investment Company Modernization Act of 2010 (the "Act"), net capital losses may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. At September 30, 2014, the Funds had net capital losses for federal income tax purposes shown in the table below. To the extent that these loss carryfowards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to Fund shareholders. The Funds are subject to certain limitations, under U.S. tax rules, on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership.

                                                                 Capital
                                                             Loss Available
                                                             --------------
First Trust NASDAQ Technology Dividend Index Fund              $ 2,602,350
Multi-Asset Diversified Income Index Fund                       13,188,608
International Multi-Asset Diversified Income Index Fund            144,623
First Trust High Income ETF                                         48,998
First Trust Low Beta Income ETF                                     51,378
First Trust NASDAQ Rising Dividend Achievers ETF                    48,227
First Trust Dorsey Wright Focus 5 ETF                                   --
First Trust RBA American Industrial Renaissance(R) ETF             816,573
First Trust RBA Quality Income ETF                                  34,019
First Trust Dorsey Wright International Focus 5 ETF                     --

In order to present paid-in capital, accumulated net investment income (loss) and accumulated net realized gain (loss) on investments on the Statements of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital, accumulated net investment income
(loss) and accumulated net realized gain (loss) on investments. These adjustments are primarily due to the difference between book and tax treatments of income and gains on various investment securities held by the Funds and in-kind transactions. The results of operations and net assets were not affected by these adjustments. For the fiscal year ended September 30, 2014, the adjustments for each Fund were as follows:

                                                                               Accumulated Net
                                                             Accumulated Net    Realized Gain
                                                               Investment         (Loss) on         Paid-in
                                                              Income (Loss)      Investments        Capital
                                                             --------------    --------------    --------------
First Trust NASDAQ Technology Dividend Index Fund             $     55,667      $(11,393,802)     $ 11,338,135
Multi-Asset Diversified Income Index Fund                        6,796,082       (18,673,370)       11,877,288
International Multi-Asset Diversified Income Index Fund             22,652          (165,235)          142,583
First Trust High Income ETF                                         24,255          (110,344)           86,089
First Trust Low Beta Income ETF                                     11,015           (84,418)           73,403
First Trust NASDAQ Rising Dividend Achievers ETF                        --          (261,890)          261,890
First Trust Dorsey Wright Focus 5 ETF                                   --          (787,945)          787,945
First Trust RBA American Industrial Renaissance(R) ETF                  --          (136,126)          136,126
First Trust RBA Quality Income ETF                                  (2,094)         (116,334)          118,428
First Trust Dorsey Wright International Focus 5 ETF                     --                --                --

H. Expenses

Expenses that are directly related to the Funds are charged to First Trust pursuant to the Investment Management Agreement, with the exception of distribution and service fees pursuant to a Rule 12b-1 plan, if any, brokerage expenses, taxes, interest and extraordinary expenses, which are paid by each respective Fund.

First Trust has entered into licensing agreements with the following "Licensors" for the respective Funds:

FUND                                                            LICENSOR

First Trust NASDAQ Technology Dividend Index Fund               The NASDAQ OMX Group, Inc
Multi-Asset Diversified Income Index Fund                       The NASDAQ OMX Group, Inc
International Multi-Asset Diversified Income Index Fund         The NASDAQ OMX Group, Inc
First Trust NASDAQ Rising Dividend Achievers ETF                The NASDAQ OMX Group, Inc
First Trust Dorsey Wright Focus 5 ETF                           Dorsey, Wright & Associates, LLC
First Trust RBA American Industrial Renaissance(R) ETF          Richard Bernstein Advisors LLC
First Trust RBA Quality Income ETF                              Richard Bernstein Advisors LLC
First Trust Dorsey Wright International Focus 5 ETF             Dorsey, Wright & Associates, LLC

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND VI
                               SEPTEMBER 30, 2014

The respective license agreements allow for the use by First Trust of each Fund's respective index and of certain trademarks and trade names of the Licensor. The Funds are sub-licensees to the applicable license agreements.

 3. INVESTMENT ADVISORY FEE, AFFILIATED TRANSACTIONS AND OTHER FEE ARRANGEMENTS

First Trust, the investment advisor to the Funds, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the selection and ongoing monitoring of the securities in each Fund's portfolio, managing the Funds' business affairs and providing certain administrative services necessary for the management of the Funds.

For these services, each Fund pays First Trust an annual unitary management fee based on each Fund's average daily net assets at a rate set forth below:

                                                                          Rate
                                                                        --------
      First Trust NASDAQ Technology Dividend Index Fund                   0.50%
      Multi-Asset Diversified Income Index Fund                           0.60%
      International Multi-Asset Diversified Income Index Fund             0.70%
      First Trust High Income ETF                                         0.85%
      First Trust Low Beta Income ETF                                     0.85%
      First Trust NASDAQ Rising Dividend Achievers ETF                    0.50%
      First Trust Dorsey Wright Focus 5 ETF                               0.30%
      First Trust RBA American Industrial Renaissance(R) ETF              0.70%
      First Trust RBA Quality Income ETF                                  0.70%
      First Trust Dorsey Wright International Focus 5 ETF                 0.30%

First Trust is responsible for the expenses of each Fund including the cost of transfer agency, custody, fund administration, legal, audit and other services, including any compensation to Trustees, and excluding distribution and service fees pursuant to a Rule 12b-1 plan, if any, brokerage expenses, taxes, interest, and extraordinary expenses, which are paid by each respective Fund. First Trust also provides fund reporting services to the Funds for a flat annual fee in the amount of $9,250 per Fund, which is covered under the annual unitary management fee.

The Trust has multiple service agreements with BBH. Under the servicing agreements, BBH performs custodial, fund accounting, certain administrative services, and transfer agency services for the Trust. As custodian, BBH is responsible for custody of each Fund's assets. As fund accountant and administrator, BBH is responsible for maintaining the books and records of each Fund's securities and cash. As transfer agent, BBH is responsible for maintaining shareholder records for each Fund.

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustees") is paid a fixed annual retainer that is allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, or is an index fund.

Additionally, the Lead Independent Trustee and the Chairmen of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairmen rotate every three years. The officers and "Interested" Trustee receive no compensation from the Trust for acting in such capacities.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND VI
                               SEPTEMBER 30, 2014


                      4. PURCHASES AND SALES OF SECURITIES

For the period ended September 30, 2014, the cost of purchases and proceeds from sales of investments for each Fund, excluding short-term investments and in-kind transactions, were as follows:

                                                               Purchases             Sales
                                                            ----------------    ----------------
First Trust NASDAQ Technology Dividend Index Fund             $ 148,034,780       $ 149,179,172
Multi-Asset Diversified Income Index Fund                       594,760,389         591,149,458
International Multi-Asset Diversified Income Index Fund           9,590,859           9,153,135
First Trust High Income ETF                                       4,311,196           1,196,472
First Trust Low Beta Income ETF                                   3,721,179             809,525
First Trust NASDAQ Rising Dividend Achievers ETF                  5,603,377           3,594,629
First Trust Dorsey Wright Focus 5 ETF *                              27,958              27,897
First Trust RBA American Industrial Renaissance(R) ETF            9,534,087           9,541,167
First Trust RBA Quality Income ETF                                2,234,793           2,227,554
First Trust Dorsey Wright International Focus 5 ETF *                    --                  --

For the period ended September 30, 2014, the cost of in-kind purchases and proceeds from in-kind sales for each Fund were as follows:

                                                               Purchases             Sales
                                                            ----------------    ----------------
First Trust NASDAQ Technology Dividend Index Fund             $ 494,725,755       $  47,152,318
Multi-Asset Diversified Income Index Fund                       530,724,675         253,772,936
International Multi-Asset Diversified Income Index Fund           9,816,949           1,996,320
First Trust High Income ETF                                       3,036,988           3,189,566
First Trust Low Beta Income ETF                                   3,018,887           2,981,422
First Trust NASDAQ Rising Dividend Achievers ETF                  8,146,330           3,123,663
First Trust Dorsey Wright Focus 5 ETF *                         551,182,284           9,588,262
First Trust RBA American Industrial Renaissance(R) ETF           86,390,637           2,858,742
First Trust RBA Quality Income ETF                                8,135,803           3,072,170
First Trust Dorsey Wright International Focus 5 ETF *            33,102,493                  --

* All transactions during the period ended September 30, 2014 were with affiliated funds.


                           5. DERIVATIVE TRANSACTIONS

Written option activity for FTHI was as follows:

                                                     Number of
Written Options                                      Contracts        Premiums
                                                     ----------     ------------
Options outstanding at beginning of period               --           $     --
Options written                                          42             58,474
Options expired                                          (4)            (1,653)
Options exercised                                        (2)              (254)
Options closed                                          (28)           (45,511)
                                                       ----           --------
Options outstanding at September 30, 2014                 8           $ 11,056
                                                       ====           ========

Written option activity for FTLB was as follows:

                                                     Number of
Written Options                                      Contracts        Premiums
                                                     ----------     ------------
Options outstanding at beginning of period               --           $     --
Options written                                          41             57,057
Options expired                                          (4)            (1,653)
Options exercised                                        (2)              (254)
Options closed                                          (27)           (44,924)
                                                       ----           --------
Options outstanding at September 30, 2014                 8           $ 10,226
                                                       ====           ========

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND VI
                               SEPTEMBER 30, 2014

During the period ended September 30, 2014, FTLB held purchased options with market values ranging from $2,940 to $12,850, as measured at each quarter end.

The following tables present the types of derivatives held by the following Funds at September 30, 2014, the primary underlying risk exposure and the location of these instruments as presented on the Statements of Assets and Liabilities.

FTHI
                                   ASSET DERIVATIVES                                        LIABILITY DERIVATIVES
                ----------------------------------------------------    ----------------------------------------------------
                STATEMENTS OF ASSETS AND LIABILITIES                    STATEMENTS OF ASSETS AND LIABILITIES
RISK EXPOSURE                 LOCATION                    FAIR VALUE                  LOCATION                    FAIR VALUE
-------------   ------------------------------------     -----------    ------------------------------------     -----------
Equity Risk                       --                          --        Options written, at value                  $ 7,970


FTLB
                                   ASSET DERIVATIVES                                        LIABILITY DERIVATIVES
                ----------------------------------------------------    ----------------------------------------------------
                STATEMENTS OF ASSETS AND LIABILITIES                    STATEMENTS OF ASSETS AND LIABILITIES
RISK EXPOSURE                 LOCATION                    FAIR VALUE                  LOCATION                    FAIR VALUE
-------------   ------------------------------------     -----------    ------------------------------------     -----------
Equity Risk     Investments, at value                      $ 12,850*    Options written, at value                  $ 7,970

* Represents put options purchased, included in Investments, at value.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the period ended September 30, 2014, on derivative instruments, as well as the primary underlying risk exposure associated with each instrument.

                                                                        EQUITY RISK
                                                                ---------------------------
STATEMENTS OF OPERATIONS LOCATION                                 FTHI             FTLB
-------------------------------------------------------------------------------------------
Net realized gain (loss) on Investments**                        $    --         $ (16,552)
Net realized gain (loss) on Written options transactions          (6,096)           (6,279)
Net change in unrealized gain (loss) on Investments**                 --             1,228
Net change in unrealized gain (loss) on Written options held       3,086             2,256

** Represents put options purchased.


                 6. CREATIONS, REDEMPTIONS AND TRANSACTION FEES

Shares are created and redeemed by each Fund only in Creation Unit size aggregations of 50,000 shares. In order to purchase Creation Units of a Fund, an investor must deposit (i) a designated portfolio of equity securities determined by First Trust (the "Deposit Securities") and generally make or receive a cash payment referred to as the "Cash Component," which is an amount equal to the difference between the NAV of the Fund shares (per Creation Unit aggregations) and the market value of the Deposited Securities, and/or (ii) cash in lieu of all or a portion of the Deposit Securities. If the Cash Component is a positive number (i.e., the NAV per Creation Unit Aggregation exceeds the Deposit Amount), the creator will deliver the Cash Component. If the Cash Component is a negative number (i.e., the NAV per Creation Unit Aggregation is less than the Deposit Amount), the creator will receive the Cash Component. Purchasers of Creation Units must pay to BBH, as transfer agent, a creation fee (the "Creation Transaction Fee") regardless of the number of Creation Units purchased in the transaction. The Creation Transaction Fee may vary and is based on the composition of the securities included in each Fund's portfolio and the countries in which the transactions are settled. The Creation Transaction Fee may increase or decrease as each Fund's portfolio is adjusted to conform to changes in the composition of its corresponding index, except for FTHI and FTLB, which are actively managed. The price for each Creation Unit will equal the daily NAV per share times the number of shares in a Creation Unit plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees or stamp taxes. When a Fund permits an Authorized Participant to substitute cash or a different security in lieu of depositing one or more of the requisite Deposit Securities, the Authorized Participant may also be assessed an amount to cover the cost of purchasing the Deposit Securities and/or disposing of the substituted securities, including operational processing and brokerage costs, transfer fees, stamp taxes, and part or all of the spread between the expected bid and offer side of the market related to such Deposit Securities and/or substitute securities.

Parties redeeming Creation Units must pay to BBH, as transfer agent, a redemption transaction fee (the "Redemption Transaction Fee"), regardless of the number of Creation Units redeemed in the transaction. The Redemption Transaction Fee may vary and is based on the composition of the securities included in each Fund's portfolio and the countries in which the transactions are settled. The Redemption Transaction Fee may increase or decrease as each Fund's portfolio is adjusted to conform to changes in the composition of its corresponding index,

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND VI
                               SEPTEMBER 30, 2014

except for FTHI and FTLB, which are actively managed. Each Fund reserves the right to effect redemptions in cash. An Authorized Participant may request a cash redemption in lieu of securities; however, each Fund may, in its discretion, reject any such request.

The standard Creation Transaction Fees and the Redemption Transaction Fees for each Fund are as follows:

                                                                Creation                Redemption
                                                              Transaction              Transaction
                                                                  Fees                     Fees
                                                            ----------------         ----------------
First Trust NASDAQ Technology Dividend Index Fund             $        500             $        500
Multi-Asset Diversified Income Index Fund                            1,000                    1,000
International Multi-Asset Diversified Income Index Fund              3,400                    3,400
First Trust High Income ETF                                            750                      750
First Trust Low Beta Income ETF                                        750                      750
First Trust NASDAQ Rising Dividend Achievers ETF                       500                      500
First Trust Dorsey Wright Focus 5 ETF                                  500                      500
First Trust RBA American Industrial Renaissance(R) ETF                 500                      500
First Trust RBA Quality Income ETF                                     500                      500
First Trust Dorsey Wright International Focus 5 ETF                    500                      500


                              7. DISTRIBUTION PLAN

The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Funds are authorized to pay an amount up to 0.25% of their average daily net assets each year to reimburse First Trust Portfolios L.P. ("FTP"), the distributor of the Funds, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.

No 12b-1 fees are currently paid by the Funds, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before January 31, 2016 for TDIV, MDIV, YDIV, FTHI, FTLB, and RDVY, March 31, 2016 for FV, AIRR, and QINC, and July 17, 2016 for IFV.

                               8. INDEMNIFICATION

The Trust, on behalf of the Funds, has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                              9. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued, and has determined there was the following subsequent event:

On October 20, 2014, the following Funds declared a monthly dividend to shareholders of record on October 23, 2014, payable October 31, 2014.

                                                                Per Share
                                                                  Amount
                                                                ----------
Multi-Asset Diversified Income Index Fund                        $ 0.1012
International Multi-Asset Diversified Income Index Fund          $ 0.0817
First Trust High Income ETF                                      $ 0.0830
First Trust Low Beta Income ETF                                  $ 0.0663

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

TO  THE  BOARD  OF TRUSTEES AND SHAREHOLDERS OF FIRST TRUST EXCHANGE-TRADED
FUND VI:

We have audited the accompanying statements of assets and liabilities of First Trust NASDAQ Technology Dividend Index Fund, Multi-Asset Diversified Income Index Fund, International Multi-Asset Diversified Income Index Fund, First Trust High Income ETF, First Trust Low Beta Income ETF, First Trust NASDAQ Rising Dividend Achievers ETF, First Trust Dorsey Wright Focus 5 ETF, First Trust RBA American Industrial Renaissance(R) ETF, First Trust RBA Quality Income ETF, and First Trust Dorsey Wright International Focus 5 ETF (collectively, the "Funds"), each a series of the First Trust Exchange-Traded Fund VI (the "Trust"), including the portfolios of investments, as of September 30, 2014, and the related statements of operations and changes in net assets and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2014, by correspondence with the Trust's custodian and brokers; where replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds listed above included in the First Trust Exchange-Traded Fund VI as of September 30, 2014, and the results of their operations, changes in their net assets, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Chicago, Illinois
November 20, 2014

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND VI
                         SEPTEMBER 30, 2014 (UNAUDITED)

                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how each Fund voted proxies relating to portfolio investments during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Trust's website located at http://www.ftportfolios.com; and (3) on the Securities and Exchange Commission's ("SEC") website located at http://www.sec.gov.

                               PORTFOLIO HOLDINGS

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available (1) by calling (800) 988-5891; (2) on the Funds' website located at http://www.ftportfolios.com; (3) on the SEC's website at http://www.sec.gov; and (4) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling (800) SEC-0330.

                            FEDERAL TAX INFORMATION

For the taxable year ended September 30, 2014, the following percentages of income dividend paid by the Funds qualified for the dividends received deduction available to corporations:

                                                                      Dividends
                                                                      Received
                                                                      Deduction
                                                                     -----------
First Trust NASDAQ Technology Dividend Index Fund                       89.18%
Multi-Asset Diversified Income Index Fund                               27.00%
International Multi-Asset Diversified Income Index Fund                  0.00%
First Trust High Income ETF                                             62.30%
First Trust Low Beta Income ETF                                         76.68%
First Trust NASDAQ Rising Dividend Achievers ETF                       100.00%
First Trust Dorsey Wright Focus 5 ETF                                     *
First Trust RBA American Industrial Renaissance(R) ETF                 100.00%
First Trust RBA Quality Income ETF                                      85.71%
First Trust Dorsey Wright International Focus 5 ETF                       *

For the taxable year ended September 30, 2014, the following percentages of income dividend paid by the Funds is hereby designated as qualified dividend income:

                                                                      Qualified
                                                                      Dividend
                                                                       Income
                                                                     -----------
First Trust NASDAQ Technology Dividend Index Fund                      100.00%
Multi-Asset Diversified Income Index Fund                               37.78%
International Multi-Asset Diversified Income Index Fund                 57.58%
First Trust High Income ETF                                             62.30%
First Trust Low Beta Income ETF                                         76.68%
First Trust NASDAQ Rising Dividend Achievers ETF                       100.00%
First Trust Dorsey Wright Focus 5 ETF                                     *
First Trust RBA American Industrial Renaissance(R) ETF                 100.00%
First Trust RBA Quality Income ETF                                     100.00%
First Trust Dorsey Wright International Focus 5 ETF                       *


* The actual qualified dividend income distributions will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end. Dividend received deduction and qualified dividend income will be posted on the FTP website and disclosed in the tax letter.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND VI
                         SEPTEMBER 30, 2014 (UNAUDITED)

The following Funds meet the requirements of Section 853 of the Internal Revenue Code and elect to pass through to its shareholders credit for foreign taxes paid. The total amount of income received by the Fund from sources within foreign countries and possessions of the United States and of taxes paid to such countries are as follows:

                                                            Gross Foreign Income      Foreign Taxes Paid
                                                            --------------------     --------------------
                                                             Amount    Per Share      Amount    Per Share
                                                            --------------------     --------------------
International Multi-Asset Diversified Income Index Fund     $464,633      $0.71      $35,238      $0.05
First Trust Dorsey Wright International Focus 5 ETF            **                       **


** The foreign taxes paid will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end. Gross foreign income and foreign taxes paid will be posted on the FTP website and disclosed in the tax letter.


                               ADVISORY AGREEMENT

Board Considerations Regarding Approval of Investment Management Agreement for First Trust Dorsey Wright International Focus 5 ETF

The Board of Trustees of the First Trust Exchange-Traded Fund VI (the "Trust"), including the Independent Trustees, unanimously approved the Investment Management Agreement (the "Agreement") with First Trust Advisors L.P. ("First Trust") on behalf of the First Trust Dorsey Wright International Focus 5 ETF (the "Fund"), for an initial two-year term at a meeting held on June 8-9, 2014. The Board of Trustees determined that the Agreement is in the best interests of the Fund in light of the extent and quality of services expected to be provided and such other matters as the Board considered to be relevant in the exercise of its reasonable business judgment.

To reach this determination, the Board considered its duties under the Investment Company Act of 1940, as amended (the "1940 Act"), as well as under the general principles of state law in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. To assist the Board in its evaluation of the Agreement for the Fund, the Independent Trustees received a report in advance of the Board meeting responding to a request for information provided on behalf of the Independent Trustees that, among other things, outlined the services to be provided by First Trust to the Fund (including the relevant personnel responsible for these services and their experience); the proposed unitary fee structure for the Fund as compared to fees charged by advisors to other comparable exchange-traded funds ("ETFs") and as compared to fees charged to other First Trust clients with similar investment objectives, and to other ETFs managed by First Trust; the estimated expenses to be incurred in providing services to the Fund and the potential for economies of scale, if any; financial data on First Trust; fall out benefits to First Trust and its affiliate, First Trust Portfolios L.P. ("FTP"); and a summary of First Trust's compliance program. The Independent Trustees also met separately with their independent legal counsel to discuss the information provided by First Trust. The Board applied its business judgment to determine whether the arrangement between the Trust and First Trust is a reasonable business arrangement from the Fund's perspective as well as from the perspective of shareholders.

In evaluating whether to approve the Agreement for the Fund, the Board considered the nature, extent and quality of services to be provided by First Trust under the Agreement and considered that First Trust employees provide management services to other ETFs and to other investment companies in the First Trust fund complex with diligence and care. The Board considered the compliance program that had been developed by First Trust and the skills of its employees who would be working with the Fund. It also considered the efforts expended by First Trust in organizing the Trust and in arranging for other entities to provide services to the Fund. Since the Fund had yet to commence investment operations, the Board could not consider the historical investment performance of the Fund, but the Board did consider the hypothetical investment performance of the underlying index. The Board considered reports it receives on a quarterly basis showing the correlation and tracking error between other ETFs for which First Trust serves as investment advisor and their applicable underlying indexes. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of services to be provided to the Fund by First Trust under the Agreement are expected to be satisfactory.

The Board reviewed information regarding the proposed unitary fee structure for the Fund. The Board noted that under the Fund's unitary fee arrangement, the Fund would pay First Trust a fee equal to an annual rate of 0.30% of its average daily net assets and that First Trust would be responsible for the Fund's ordinary operating expenses, including the cost of transfer agency, custody, fund administration, legal, audit and other services and license fees, but excluding the fee payments under the Agreement, interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses. The Board reviewed information provided by First Trust and Lipper Inc. ("Lipper"), an independent source, for the Fund on the advisory fees and expense ratios of other comparable ETFs, but also noted


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                      FIRST TRUST EXCHANGE-TRADED FUND VI
                         SEPTEMBER 30, 2014 (UNAUDITED)

First Trust's statements about the limitations on the comparability of the Fund's Lipper peer group with the Fund, including that two of the Lipper peer funds do not attempt to generate alpha as part of their investment strategy. The Board noted that the Fund's total expense ratio under its proposed unitary fee was equal to the median of its Lipper peer group. The Board compared the Fund's unitary fee to the total expense ratios (after fee waivers and/or expense reimbursements, if any) of other First Trust ETFs, including First Trust ETFs that pay a unitary fee, and to the advisory fees charged by First Trust to other advisory clients, noting that First Trust recently began providing investment advisory services to the First Trust Dorsey Wright Focus 5 ETF, another ETF that invests exclusively in other First Trust ETFs, at the same unitary fee, and that First Trust did not disclose any other similarly managed accounts for other advisory clients. In light of the information considered and the nature, extent and quality of services expected to be provided to the Fund under the Agreement, the Board determined that the proposed unitary fee for the Fund was fair and reasonable and that the proposed unitary fee would be for services provided in addition to, rather than duplicative of, services provided under the advisory contracts of the underlying ETFs.

The Board noted that the proposed unitary fee for the Fund was not structured to pass the benefits of any economies of scale on to shareholders as the Fund's assets grow. The Board noted that any reduction in fixed costs associated with the management of the Fund would benefit First Trust, but that a unitary fee structure provides a level of certainty in expenses for the Fund. The Board noted that First Trust has continued to invest in personnel and infrastructure for the First Trust fund complex. The Board took the costs to be borne by First Trust in connection with its services to be performed for the Fund under the Agreement into consideration and noted that First Trust was unable to estimate the profitability of the Agreement for the Fund to First Trust. The Board considered fall-out benefits described by First Trust that may be realized from its relationship with the Fund, including First Trust's compensation for fund reporting services pursuant to a separate Fund Reporting Services Agreement, which would be included under the unitary fee. The Board also noted that First Trust would not utilize soft dollars in connection with its management of the Fund's portfolio. In addition, the Board considered that First Trust, as the investment advisor to the underlying ETFs in which the Fund would invest, will recognize additional revenue from the underlying ETFs if the Fund's investment causes their assets to grow. The Board noted that FTP is a party to an agreement with Dorsey, Wright & Associates ("DWA") that enables subscribers to DWA's website to access First Trust ETFs, which also may benefit First Trust.

Based on all the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreement are fair and reasonable and that the approval of the Agreement is in the best interests of the Fund. No single factor was determinative in the Board's analysis.

                              RISK CONSIDERATIONS

RISKS ARE INHERENT IN ALL INVESTING. YOU SHOULD CONSIDER EACH FUND'S INVESTMENT OBJECTIVE, RISKS, CHARGES AND EXPENSES CAREFULLY BEFORE INVESTING. YOU CAN DOWNLOAD EACH FUND'S PROSPECTUS AT HTTP://WWW.FTPORTFOLIOS.COM OR CONTACT FIRST TRUST PORTFOLIOS L.P. AT (800) 621-1675 TO REQUEST A PROSPECTUS, WHICH CONTAINS THIS AND OTHER INFORMATION ABOUT EACH FUND. FOR ADDITIONAL INFORMATION ABOUT THE RISKS ASSOCIATED WITH INVESTING IN THE FUNDS, PLEASE SEE THE FUNDS' STATEMENT OF ADDITIONAL INFORMATION, AS WELL AS OTHER REGULATORY FILINGS. READ THESE DOCUMENTS CAREFULLY BEFORE YOU INVEST. FIRST TRUST PORTFOLIOS L.P. IS THE DISTRIBUTOR OF THE FIRST TRUST EXCHANGE-TRADED FUND VI.

The following summarizes some of the risks that should be considered for the Funds. A Fund is subject to the risk that a particular security owned by a Fund or shares of the Fund in general may fall in value. Shares are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in stock prices. Overall Fund share values could decline generally or could underperform other investments.

An investment in a Fund involves risks similar to those of investing in any fund of equity securities traded on an exchange. Investors buying or selling Fund shares on the secondary market may incur brokerage commissions. In addition, investors who sell Fund shares may receive less than the Fund shares' net asset value. Unlike shares of open-end mutual funds, investors are generally not able to purchase ETF shares directly from a Fund and individual ETF shares are not redeemable. However, specified large blocks of ETF shares called creation units can be purchased from, or redeemed to, a Fund.

The Multi-Asset Diversified Income Index Fund, International Multi-Asset Diversified Income Index Fund, First Trust NASDAQ Technology Dividend Index Fund, First Trust NASDAQ Rising Dividend Achievers ETF, First Trust RBA Quality Income ETF, First Trust RBA American Industrial Renaissance(R) ETF, First Trust Dorsey Wright Focus 5 ETF, and First Trust Dorsey Wright International Focus 5 ETF are subject to index tracking risk. You should anticipate that the value of each Fund's shares will decline, more or less, in correlation with any decline in the value of that Fund's corresponding index. A Fund may be affected by a general decline in certain market segments relating to a Fund's corresponding index. A Fund invests in securities included in or representative of its corresponding index regardless of its investment merit. A Fund generally will not attempt to take defensive positions in declining markets.

The Multi-Asset Diversified Income Index Fund, International Multi-Asset Diversified Income Index Fund, First Trust NASDAQ Technology Dividend Index Fund, First Trust NASDAQ Rising Dividend Achievers ETF, First Trust RBA Quality Income ETF, First Trust RBA American Industrial Renaissance(R) ETF, First Trust Dorsey Wright Focus 5 ETF, and First Trust Dorsey Wright


Page 84


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ADDITIONAL INFORMATION (CONTINUED)
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                      FIRST TRUST EXCHANGE-TRADED FUND VI
                         SEPTEMBER 30, 2014 (UNAUDITED)

International Focus 5 ETF's returns may not match the return of the index it seeks to track for a number of reasons. While First Trust seeks to have a correlation of 0.95 or better, before expenses, between a Fund's performance and the performance of its corresponding index, there can be no assurance that a Fund will be able to achieve such a correlation. Accordingly, each Fund's performance may correlate to a lesser extent and may possibly vary substantially from the performance of its corresponding index. You should anticipate that the value of Fund shares will decline more or less in correlation with any decline in the value of the Fund's Index.

The Multi-Asset Diversified Income Index Fund, International Multi-Asset Diversified Income Index Fund, First Trust NASDAQ Technology Dividend Index Fund, First Trust NASDAQ Rising Dividend Achievers ETF, First Trust RBA Quality Income ETF, First Trust RBA American Industrial Renaissance(R) ETF, First Trust Dorsey Wright Focus 5 ETF, and First Trust Dorsey Wright International Focus 5 ETF are exposed to additional market risk due to their policy of investing principally in the securities included in their respective corresponding indices. As a result of this policy, securities held by each Fund will generally not be bought or sold in response to market fluctuations and the securities may be issued by companies concentrated in a particular industry. As a result, a Fund will generally not sell a stock because the stock's issuer is in financial trouble, unless that stock is removed or is anticipated to be removed from the Fund's index.

The Multi-Asset Diversified Income Index Fund, International Multi-Asset Diversified Income Index Fund, First Trust NASDAQ Technology Dividend Index Fund, First Trust NASDAQ Rising Dividend Achievers ETF, First Trust RBA Quality Income ETF, First Trust RBA American Industrial Renaissance(R) ETF, First Trust Dorsey Wright Focus 5 ETF, and First Trust Dorsey Wright International Focus 5 ETF rely on a license and related sublicense from an index provider that permits each Fund to use its corresponding index and associated trade names, trademarks and service marks in connection with the name and investment strategies of the Fund. Such license and related sublicense may be terminated by the index provider and, as a result, a Fund may lose its ability to use such intellectual property. There is no guarantee the index provider has all the rights to license such intellectual property on behalf of a Fund. In the event the license is terminated or the index provider does not have rights to license such intellectual property, it may have a significant effect on the operation of the respective Fund.

The First Trust High Income ETF and First Trust Low Beta Income ETF are subject to management risk because of their actively managed portfolios. In managing such a Fund's investment portfolio, the portfolio managers will apply investment techniques and risk analyses that may not have the desired result. There can be no guarantee that a Fund will meet its investment objective.

The First Trust High Income ETF and First Trust Low Beta Income ETF may, under certain circumstances, effect a portion of creations and redemptions for cash, rather than in-kind securities, particularly for the puts and call options in which the Funds invest. As a result, an investment in the Funds may be less tax-efficient than an investment in an ETF that effects its creations and redemption for in-kind securities. Because the Funds may effect a portion of redemptions for cash, it may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. A sale of shares may result in capital gains or losses, and may also result in higher brokerage costs.

The First Trust High Income ETF and First Trust Low Beta Income ETF may invest in derivatives. A Fund's use of derivatives, such as call options, can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the options. These risks are heightened when a Fund's portfolio managers use options to enhance the Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The purchase of stock index options involves the risk that the premium and transaction costs paid by a Fund in purchasing an option will be lost as a result of unanticipated movements in prices of the securities comprising the stock index on which the option is based. The option positions employed by the First Trust High Income ETF and First Trust Low Beta Income ETF may present additional risk. When selling a call option, a Fund will receive a premium; however, this premium may not be enough to offset a loss incurred by a Fund if the Index level at the expiration of the call option is above the strike price by an amount equal to or greater than the premium. The value of an option may be adversely affected if the market for the option becomes less liquid or smaller, and will be affected by changes in the value and dividend rates of the stock subject to the option, an increase in interest rates, a change in the actual and perceived volatility of the stock market and the common stock and the remaining time to expiration. Additionally, the value of an option does not increase or decrease at the same rate as the underlying stock(s). In fact, a Fund's use of options may reduce the Fund's ability to profit from increases in the value of the underlying stock(s).

The First Trust High Income ETF, First Trust Low Beta Income ETF, First Trust NASDAQ Rising Dividend Achievers ETF, First Trust RBA Quality Income ETF, First Trust RBA American Industrial Renaissance(R) ETF, First Trust Dorsey Wright Focus 5 ETF, and First Trust Dorsey Wright International Focus 5 ETF currently have fewer assets than larger, more established funds, and like other relatively new funds, large inflows and outflows may impact the Funds' market exposure for limited periods of time. This impact may be positive or negative, depending on the direction of market movement during the period affected. Also, during the initial invest-up period, a Fund may depart from its principal investment strategies and invest a larger amount or all of its assets in cash equivalents or it may hold cash.


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                      FIRST TRUST EXCHANGE-TRADED FUND VI
                         SEPTEMBER 30, 2014 (UNAUDITED)

Each Fund is subject to issuer specific change risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

The Multi-Asset Diversified Income Index Fund, International Multi-Asset Diversified Income Index Fund, First Trust NASDAQ Technology Dividend Index Fund, First Trust NASDAQ Rising Dividend Achievers ETF, First Trust RBA Quality Income ETF, First Trust RBA American Industrial Renaissance(R) ETF, First Trust Dorsey Wright Focus 5 ETF, and First Trust Dorsey Wright International Focus 5 ETF each may be concentrated in stocks of companies in an individual industry if a Fund's corresponding index is concentrated in such industry. A concentration makes a Fund more susceptible to any single occurrence affecting the industry and may subject a Fund to greater market risk than more diversified funds.

The First Trust NASDAQ Technology Dividend Index Fund, First Trust High Income ETF, First Trust Low Beta Income ETF, First Trust Dorsey Wright Focus 5 ETF, and First Trust Dorsey Wright International Focus 5 ETF are considered to be non-diversified under the Investment Company Act of 1940, as amended (the "1940 Act"). As a result, each Fund is only limited as to the percentage of its assets that may be invested in the securities of any one issuer by the diversification requirements imposed by the Internal Revenue Code of 1986, as amended. The Funds may invest a relatively high percentage of its assets in a limited number of issuers. As a result, the Funds may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, experience increased volatility and be highly concentrated in certain issuers.

Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of a Fund's assets can decline as can the value of a Fund's distributions. Common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

Certain Funds may invest in non-U.S. securities that are either directly listed on a U.S. securities exchange or in the form of Depositary Receipts, or in non-U.S. securities listed on a foreign exchange. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to possible adverse political, social or economic developments; restrictions on foreign investment or exchange of securities; lack of liquidity; currency exchange rates; excessive taxation; government seizure of assets; different legal or accounting standards; and less government supervision and regulation of exchanges in foreign countries.

Depositary Receipts may be less liquid than the underlying shares in their primary trading market. Any distributions paid to the holders of Depositary Receipts are usually subject to a fee charged by the depositary. Holders of Depositary Receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of Depositary Receipts because such restrictions may limit the ability to convert equity shares into Depositary Receipts and vice versa. Such restrictions may cause equity shares of the underlying issuer to trade at a discount or premium to the market price of the Depositary Receipts.

There is no guarantee that the issuers of a Fund's portfolio securities will declare dividends in the future or that, if declared, they will either remain at current levels or increase over time.

Each Fund may invest in small and mid-capitalization companies. Such companies may be more vulnerable to adverse general market or economic developments, and their securities may be less liquid and may experience greater price volatility than larger, more established companies as a result of several factors, including limited trading volumes, products or financial resources, management inexperience and less publicly available information. Accordingly, such companies are generally subject to greater market risk than larger, more established companies.

The Multi-Asset Diversified Income Index Fund and International Multi-Asset Diversified Income Index Fund are subject to the risks of investing in MLPs. An investment in MLP units involves risks which differ from an investment in common stock of a corporation. Holders of MLP units have limited control and voting rights on matters affecting the partnership. In addition, there are certain tax risks associated with an investment in MLP units and conflicts of interest exist between common unit holders and the general partner, including those arising from incentive distribution payments. In addition, there is the risk that a MLP could be, contrary to its intention, taxed as a corporation, resulting in decreased returns from such MLP.

The Multi-Asset Diversified Income Index Fund and International Multi-Asset Diversified Income Index Fund invest in REITs. Therefore, the Funds are subject to the risks associated with investing in real estate, which may include, but are not limited to, fluctuations in the value of underlying properties; defaults by borrowers or tenants; market saturation; changes in general and local operating expenses; and other economic, political or regulatory occurrences affecting companies in the real estate industry. In addition to risks related to investments in real estate generally, investing in REITs involves certain other risks related to their structure and focus, which include, but are not limited to, dependency upon management skills, limited diversification, the risks of locating and managing financing for projects, heavy cash flow dependency, possible default by borrowers, the costs and potential losses of self-liquidation of one or more holdings, the risk of a possible lack of mortgage funds and associated interest rate risks, overbuilding, property vacancies, increases in property taxes and operating expenses, changes in zoning laws, losses due to environmental damages, changes in neighborhood values and appeal to purchases, the possibility of failing to maintain exemptions from registration under the 1940 Act and, in many cases, relatively small market capitalization, which may result in less market liquidity and greater price


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                      FIRST TRUST EXCHANGE-TRADED FUND VI
                         SEPTEMBER 30, 2014 (UNAUDITED)

volatility. REITs are also subject to the risk that the real estate market may experience an economic downturn generally, which may have a material effect on the real estate in which the REITs invest and their underlying portfolio securities.

The Multi-Asset Diversified Income Index Fund, International Multi-Asset Diversified Income Index Fund, and First Trust Dorsey Wright Focus 5 ETF may invest in ETFs. ETFs are generally index funds bought and sold on a securities exchange. An ETF trades like common stock and represents a portfolio of securities designed to track a particular market index. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees that increase their costs.

The Multi-Asset Diversified Income Index Fund and International Multi-Asset Diversified Income Index Fund invest in an ETF that invests in high yield securities, which are subject to greater market fluctuations and risk of loss than securities with higher investment ratings. These securities are issued by companies that may have limited operating history, narrowly focused operations, and/or other impediments to the timely payment of periodic interest and principal at maturity. If the economy slows down or dips into recession, the issuers of high-yield securities may not have sufficient resources to continue making timely payment of periodic interest and principal at maturity. The market for high-yield securities is smaller and less liquid than that for investment grade securities. High yield securities are generally not listed on a national securities exchange but trade in the over-the counter markets. Due to the smaller, less liquid market for high-yield securities, the bid-offer spread on such securities is generally greater than it is for investment grade securities and the purchase or sale of such securities may take longer to complete.

The Multi-Asset Diversified Income Index Fund and International Multi-Asset Diversified Income Index Fund invest in preferred securities. Preferred securities combine some of the characteristics of both common stocks and bonds. Preferred securities are typically subordinated to bonds and other debt instruments in a company's capital structure, in terms of priority to corporate income, and therefore will be subject to greater credit risk than those debt instruments. Preferred securities are also subject to credit risk, interest rate risk and income risk.

Credit risk is the risk that an issuer of a security will be unable or unwilling to make dividend, interest and/or principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer's ability to make such payments. Credit risk may be heightened for a Fund because it may invest in exchange-traded funds that invest in "high yield" or "junk" debt; such securities, while generally offering higher yields than investment-grade debt with similar maturities, involve greater risks, including the possibility of dividend or interest deferral, default or bankruptcy, and are regarded as predominantly speculative with respect to the issuer's capacity to pay dividends or interest and repay principal.

The First Trust NASDAQ Technology Dividend Index Fund, First Trust NASDAQ Rising Dividend Achievers ETF, and First Trust Dorsey Wright Focus 5 ETF invest in the securities of companies in the technology sector. General risks of technology companies include the risks of rapidly changing technologies, short product life cycles, fierce competition, aggressive pricing and reduced profit margins, loss of patent, copyright and trademark protections, cyclical market patterns, evolving industry standards, and frequent new product introductions. Technology companies may be smaller and less experienced companies, with limited product lines, markets or financial resources and fewer experienced management or marketing personnel.

The First Trust NASDAQ Technology Dividend Index Fund invests in companies in the telecommunications sector. Telecommunications companies are subject to risks, such as: a market characterized by increasing competition and regulation by the Federal Communications Commission and various state regulatory authorities; the need to commit substantial capital to meet increasing competition, particularly in formulating new products and services using new technology; and technological innovations that may make various products and services obsolete.

The International Multi-Asset Diversified Income Index Fund's net asset value is determined on the basis of U.S. dollars and the Fund may invest in foreign listed securities; therefore, you may lose money if the local currency of a foreign market depreciates against the U.S. dollar, even if the local currency value of the Fund's holdings goes up.

The Multi-Asset Diversified Income Index Fund and International Multi-Asset Diversified Income Index Fund invest in ETFs that invests in fixed income securities. Fixed income securities are subject to credit risk and interest rate risk. The ETFs may invest in high yield fixed income securities, commonly referred to as "junk" bonds.

If interest rates rise, the prices of the fixed-rate instruments held by a Fund may fall. Interest rate risk is generally lower for shorter term investments and higher for longer-term investments.

The International Multi-Asset Diversified Income Index Fund invests in Infrastructure Companies and is subject to certain risks inherent in investing in these types of securities. Infrastructure Companies may be directly affected by energy commodity prices, especially Infrastructure Companies which own the underlying energy commodity. A decrease in the production or availability of natural gas, natural gas liquids, crude oil, coal or other energy commodities or a decrease in the volume of such commodities available for transportation, processing, storage or distribution may adversely impact the financial performance of Infrastructure Companies. Infrastructure Companies are subject to significant federal, state and local government regulation in virtually every aspect of their operations, including how facilities are constructed, maintained and operated, environmental and safety controls, and the prices they may charge


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                      FIRST TRUST EXCHANGE-TRADED FUND VI
                         SEPTEMBER 30, 2014 (UNAUDITED)

for products and services. Various governmental authorities have the power to enforce compliance with these regulations and the permits issued under them and violators are subject to administrative, civil and criminal penalties, including civil fines, injunctions or both. Stricter laws, regulations or enforcement policies could be enacted in the future which would likely increase compliance costs and may adversely affect the financial performance of Energy Infrastructure Companies. Natural disasters, such as hurricanes in the Gulf of Mexico, also may impact Energy Infrastructure Companies.

The Multi-Asset Diversified Income Index Fund invests in the securities of companies in the energy sector. The companies in the energy sector include integrated oil companies that are involved in the exploration, production and refining process, gas distributors and pipeline-related companies and other energy companies involved with mining, producing and delivering energy-related services and drilling. General problems of issuers in the energy sector include volatile fluctuations in price and supply of energy fuels, international politics, terrorist attacks, reduced demand, the success of exploration projects, clean-up and litigation costs relating to oil spills and environmental damage, and tax and other regulatory policies of various governments. Natural disasters, such as hurricanes in the Gulf of Mexico, also impact the petroleum industry. Oil production and refining companies are subject to extensive federal, state and local environmental laws and regulations regarding air emissions and the disposal of hazardous materials. In addition, oil prices have been extremely volatile.

The Multi-Asset Diversified Income Index Fund, International Multi-Asset Diversified Income Index Fund, First Trust RBA Quality Income ETF and First Trust RBA American Industrial Renaissance(R) ETF invest in the securities of companies in the financial service sector which may include banks, thrifts, brokerage firms, broker/dealers, investment banks, finance companies and companies involved in the insurance industry. Banks, thrifts and their holding companies are especially subject to the adverse effects of economic recession; government regulation; decreases in the availability of capital; volatile interest rates; portfolio concentrations in geographic markets and in commercial and residential real estate loans; and competition from new entrants in their fields of business. In addition, the Funds may invest in companies that may be significantly affected by the downturn in the U.S. and world economies that began with the significant decline in the subprime mortgage lending market in the United States.

The International Multi-Asset Diversified Income Index Fund and First Trust RBA Quality Income ETF invest in the securities of companies in the utilities sector. Utilities companies are subject to the imposition of rate caps, increased competition due to deregulation, the difficulty in obtaining an adequate return on invested capital or in financing large construction projects, the limitations on operations and increased costs and delays attributable to environmental considerations, and the capital market's ability to absorb utility debt. In addition, taxes, government regulation, global politics, price and supply fluctuations, volatile interest rates and energy conservation.

The First Trust RBA American Industrial Renaissance(R) ETF invests in the securities of community banks. Such companies were significantly impacted by the downturn in the U.S. and world economies that began with the decline in the subprime mortgage lending market in the United States. These conditions have brought about legislative and regulatory changes, changes in short-term and long-term interest rates, inflation and changes in government monetary and fiscal policies, all of which have had a significant impact on the banking business. Unlike larger national or other regional banks that are more geographically diversified, a community bank's financial performance may be highly dependent upon the business environment in certain geographic regions of the United States and may be adversely impacted by any downturn or unfavorable economic or employment developments in its local market and the United States as a whole. In particular, this environment impacts the ability of borrowers to pay interest on and repay principal of outstanding loans and the value of collateral securing those loans. Also, the securities of community banks are often subject to low trading volume and low analyst coverage.

The First Trust RBA American Industrial Renaissance(R) ETF invests in industrials companies. Industrials companies convert unfinished goods into finished durables used to manufacture other goods or provide services. Some industrials companies are involved in electrical equipment and components, industrial products, manufactured housing and telecommunications equipment. General risks of industrials companies include the general state of the economy, intense competition, consolidation, domestic and international politics, excess capacity and consumer demand and spending trends. In addition, they may also be significantly affected by overall capital spending levels, economic cycles, technical obsolescence, delays in modernization, labor relations, government regulations and e-commerce initiatives.

The First Trust Dorsey Wright Focus 5 ETF and First Trust Dorsey Wright International Focus 5 ETF invest in securities of affiliated ETFs, which involves additional expenses that would not be present in a direct investment in such affiliated ETFs. Furthermore, the Funds' investment performance and risks are directly related to the investment performance and risks of the affiliated ETFs.

The ETFs in which the First Trust Dorsey Wright Focus 5 ETF may invest are invested in biotechnology and pharmaceutical companies are subject to changing government regulation which could have a negative effect on the price, profitability and availability of their products and services. Regulations have been proposed to increase the availability and affordability of prescription drugs including proposals to increase access to generic drugs and to increase the rebates paid by drug manufacturers in exchange for Medicaid coverage of their products. Whether such proposals will be adopted cannot be predicted. In addition, such companies face increasing competition from existing generic drugs, the termination of their patent protection for certain drugs and technological advances which render their products or services obsolete. The research and development costs required to bring a drug to market are

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND VI
                         SEPTEMBER 30, 2014 (UNAUDITED)

substantial and may include a lengthy review by the government, with no guarantee that the product will ever be brought to market or show a profit. In addition, the potential for an increased amount of required disclosure of proprietary scientific information could negatively impact the competitive position of these companies. Many of these companies may not offer certain drugs or products for several years, and as a result, may have significant losses of revenue and earnings.

The ETFs in which the First Trust Dorsey Wright Focus 5 ETF may invest are invested in consumer discretionary companies, which manufacture products and provide discretionary services directly to the consumer, and the success of these companies is tied closely to the performance of the overall domestic and international economy, interest rates, competition and consumer confidence. Success depends heavily on disposable household income and consumer spending. Changes in demographics and consumer tastes can also affect the demand for, and success of, consumer discretionary products in the marketplace.

The ETFs in which the First Trust Dorsey Wright Focus 5 ETF may invest are invested in the securities of consumer staples companies, which provide products directly to the consumer that are typically considered non-discretionary items based on consumer purchasing habits. The success of these companies is affected by a variety of factors, such as government regulations, which may affect the permissibility of using various food additives and the production methods of companies that manufacture food products.

The ETFs in which the First Trust Dorsey Wright Focus 5 ETF may invest are invested in health care companies, which are involved in medical services or health care, including biotechnology research and production, drugs and pharmaceuticals and health care facilities and services, and are subject to extensive competition, generic drug sales or the loss of patent protection, product liability litigation and increased government regulation. Research and development costs of bringing new drugs to market are substantial, and there is no guarantee that the product will ever come to market. Health care facility operators may be affected by the demand for services, efforts by government or insurers to limit rates, restriction of government financial assistance and competition from other providers.

The ETFs in which the First Trust Dorsey Wright Focus 5 ETF may invest are invested in the securities of Internet companies. Internet companies are subject to rapid changes in technology, worldwide competition, rapid obsolescence of products and services, loss of patent protections, cyclical market patterns, evolving industry standards and frequent new product introductions. The Fund's investment in Internet companies may also be subject to the risk of owning small capitalization companies that have recently begun operations.

          NOT FDIC INSURED     NOT BANK GUARANTEED     MAY LOSE VALUE

--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND VI
                         SEPTEMBER 30, 2014 (UNAUDITED)


The Trust's statement of additional information includes additional information about the Trustees and is available, without charge, upon request, by calling
(800) 988-5891.

                                                                                               NUMBER OF
                                                                                             PORTFOLIOS IN
                                    TERM OF OFFICE                                          THE FIRST TRUST          OTHER
    NAME, ADDRESS,                  AND YEAR FIRST                                           FUND COMPLEX       TRUSTEESHIPS OR
   DATE OF BIRTH AND                  ELECTED OR              PRINCIPAL OCCUPATIONS           OVERSEEN BY        DIRECTORSHIPS
POSITION WITH THE TRUST                APPOINTED               DURING PAST 5 YEARS              TRUSTEE         HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
                                                        INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
Richard E. Erickson, Trustee    o  Indefinite Term      Physician; President, Wheaton             110           None
c/o First Trust Advisors L.P.                           Orthopedics; Limited Partner,
120 E. Liberty Drive,           o  Since Inception      Gundersen Real Estate Limited
   Suite 400                                            Partnership; Member, Sportsmed LLC
Wheaton, IL 60187
D.O.B.: 04/51

Thomas R. Kadlec, Trustee       o  Indefinite Term      President (March 2010 to Present),        110           Director of ADM
c/o First Trust Advisors L.P.                           Senior Vice President and Chief                         Investor Services,
120 E. Liberty Drive,           o  Since Inception      Financial Officer (May 2007 to March                    Inc. and ADM
   Suite 400                                            2010), ADM Investor Services, Inc.                      Investor Services,
Wheaton, IL 60187                                       (Futures Commission Merchant)                           International
D.O.B.: 11/57

Robert F. Keith, Trustee        o  Indefinite Term      President (2003 to Present), Hibs         110           Director of Trust
c/o First Trust Advisors L.P.                           Enterprises (Financial and Management                   Company of
120 E. Liberty Drive,           o  Since Inception      Consulting)                                             Illinois
   Suite 400
Wheaton, IL 60187
D.O.B.: 11/56

Niel B. Nielson, Trustee        o  Indefinite Term      President and Chief Executive Officer     110           Director of
c/o First Trust Advisors L.P.                           (June 2012 to Present), Dew Learning                    Covenant
120 E. Liberty Drive,           o  Since Inception      LLC (Educational Products and Services);                Transport Inc.
   Suite 400                                            President (June 2002 to June 2012),
Wheaton, IL 60187                                       Covenant College
D.O.B.: 03/54

------------------------------------------------------------------------------------------------------------------------------------
                                                         INTERESTED TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
James A. Bowen(1), Trustee,     o  Indefinite Term      Chief Executive Officer (December 2010    110           None
Chairman of the Board                                   to Present), President (until December
120 E. Liberty Drive,           o  Since Inception      2010), First Trust Advisors L.P. and
   Suite 400                                            First Trust Portfolios L.P.; Chairman of
Wheaton, IL 60187                                       the Board of Directors, BondWave LLC
D.O.B.: 09/55                                           (Software Development Company/
                                                        Investment Advisor) and Stonebridge
                                                        Advisors LLC (Investment Advisor)

-------------------
1 Mr. Bowen is deemed an "interested person" of the Trust due to his position as CEO of First Trust Advisors L.P., investment advisor of the Trust.

--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND VI
                         SEPTEMBER 30, 2014 (UNAUDITED)


The Trust's statement of additional information includes additional information about the Trustees and is available, without charge, upon request, by calling
(800) 988-5891.

                                POSITION AND              TERM OF OFFICE
     NAME, ADDRESS                 OFFICES                AND LENGTH OF                       PRINCIPAL OCCUPATIONS
   AND DATE OF BIRTH             WITH TRUST                  SERVICE                           DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                            OFFICERS(2)
------------------------------------------------------------------------------------------------------------------------------------
Mark R. Bradley         President and Chief Executive   o  Indefinite Term      Chief Operating Officer (December 2010 to Present)
120 E. Liberty Drive,   Officer                                                 and Chief Financial Officer, First Trust Advisors
   Suite 400                                            o  Since Inception      L.P. and First Trust Portfolios L.P.; Chief
Wheaton, IL 60187                                                               Financial Officer, BondWave LLC (Software
D.O.B.: 11/57                                                                   Development Company/Investment Advisor) and
                                                                                Stonebridge Advisors LLC (Investment Advisor)

James M. Dykas          Treasurer, Chief Financial      o  Indefinite Term      Controller (January 2011 to Present), Senior Vice
120 E. Liberty Drive,   Officer and Chief                                       President (April 2007 to Present), First Trust
   Suite 400            Accounting Officer              o  Since Inception      Advisors L.P. and First Trust Portfolios L.P.
Wheaton, IL 60187
D.O.B.: 01/66

W. Scott Jardine        Secretary and Chief             o  Indefinite Term      General Counsel, First Trust Advisors L.P., First
120 E. Liberty Drive,   Legal Officer                                           Trust Portfolios L.P.; Secretary and General
   Suite 400                                            o  Since Inception      Counsel, BondWave LLC (Software Development Company/
Wheaton, IL 60187                                                               Investment Advisor) and Stonebridge Advisors LLC
D.O.B.: 05/60                                                                   (Investment Advisor)

Daniel J. Lindquist     Vice President                  o  Indefinite Term      Managing Director (July 2012 to Present), Senior
120 E. Liberty Drive,                                                           Vice President (September 2005 to July 2012), First
   Suite 400                                            o  Since Inception      Trust Advisors L.P. and First Trust Portfolios L.P.
Wheaton, IL 60187
D.O.B.: 02/70

Kristi A. Maher         Chief Compliance Officer and    o  Indefinite Term      Deputy General Counsel, First Trust Advisors L.P.
120 E. Liberty Drive,   Assistant Secretary                                     and First Trust Portfolios L.P.
   Suite 400                                            o  Since Inception
Wheaton, IL 60187
D.O.B.: 12/66

Roger F. Testin         Vice President                  o  Indefinite Term      Senior Vice President, First Trust Advisors L. P.
120 E. Liberty Drive,                                                           and First Trust Portfolios L.P.
   Suite 400                                            o  Since Inception
Wheaton, IL 60187
D.O.B.: 06/66

Stan Ueland             Vice President                  o  Indefinite Term      Senior Vice President (September 2012 to Present),
120 E. Liberty Drive,                                                           Vice President (August 2005 to September 2012),
   Suite 400                                            o  Since Inception      First Trust Advisors L.P.
and First Trust Portfolios L.P.
Wheaton, IL 60187
D.O.B.: 11/70


-------------------
2 The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

--------------------------------------------------------------------------------
PRIVACY POLICY
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND VI
                               SEPTEMBER 30, 2014


                                 PRIVACY POLICY

The open-end and closed-end funds advised by First Trust Advisors L.P. (each a "Fund") consider your privacy an important priority in maintaining our relationship. We are committed to protecting the security and confidentiality of your personal information.

SOURCES OF INFORMATION

We collect nonpublic personal information about you from the following sources:

      o Information we receive from you and your broker-dealer, investment advisor or financial representative through interviews, applications, agreements or other forms;

      o Information about your transactions with us, our affiliates or others;

      o Information we receive from your inquiries by mail, e-mail or telephone; and

      o Information we collect on our website through the use of "cookies". For example, we may identify the pages on our website that your browser requests or visits.

INFORMATION COLLECTED

The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.

DISCLOSURE OF INFORMATION

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:

      o In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.

      o We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).

In addition, in order to alert you to our other financial products and services, we may share your personal information within First Trust.

PRIVACY ONLINE

We allow third-party companies, including AddThis (a social media sharing service), to collect certain anonymous information when you visit our website. These companies may use non-personally identifiable information during your visits to this and other websites in order to provide advertisements about goods and services likely to be of greater interest to you. These companies typically use a cookie, third party web beacon or pixel tags, to collect this information. To learn more about this behavioral advertising practice, you can visit www.networkadvertising.org.

CONFIDENTIALITY AND SECURITY

With regard to our internal security procedures, we restrict access to your nonpublic personal information to those individuals who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.

POLICY UPDATES AND INQUIRIES

As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at 1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust Advisors).

FIRST TRUST

First Trust Exchange-Traded Fund VI

INVESTMENT ADVISOR

First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187

ADMINISTRATOR, CUSTODIAN,
FUND ACCOUNTANT &
TRANSFER AGENT

Brown Brothers Harriman & Co.
50 Post Office Square
Boston, MA 02110

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606

LEGAL COUNSEL

Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

[BLANK BACK COVER]

ITEM 2. CODE OF ETHICS.

      (a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

      (c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

      (d) The registrant, during the period covered by this report, has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.

      (e) Not applicable.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the registrant's Board of Trustees has determined that Thomas R. Kadlec and Robert F. Keith are qualified to serve as audit committee financial experts serving on its audit committee and that each of them is "independent," as defined by Item 3 of Form N-CSR.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

      (a) Audit Fees (Registrant) -- The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $72,400 for 2013, and $213,400 for 2014.

      (b) Audit-Related Fees (Registrant) -- The aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item were $0 for 2013 and 2014.

      Audit-Related Fees (Investment Adviser and Distributor) -- The aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item were $0 for 2013 and 2014.

      (c) Tax Fees (Registrant) -- The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant were $8,250 for 2013, and $12,925 for 2014.

      Tax Fees (Investment Adviser and Distributor) -- The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant's adviser and distributor were $0 for 2013 and 2014.

      (d) All Other Fees (Registrant) -- The aggregate fees billed for products and services provided by the principal accountant to the registrant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for 2013 and 2014.

      All Other Fees (Investment Adviser and Distributor) -- The aggregate fees billed for products and services provided by the principal accountant to the registrant's investment adviser and distributor, other than the services reported in paragraphs (a) through (c) of this Item were $0 for 2013 and 2014.

      (e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

      Pursuant to its charter and its Audit and Non-Audit Services Pre-Approval Policy, the Audit Committee (the "Committee") is responsible for the pre-approval of all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for the registrant by its independent auditors. The Chairman of the Committee is authorized to give such pre-approvals on behalf of the Committee up to $25,000 and report any such pre-approval to the full Committee.

      The Committee is also responsible for the pre-approval of the independent auditor's engagements for non-audit services with the registrant's adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant, subject to the de minimis exceptions for non-audit services described in Rule 2-01 of Regulation S-X. If the independent auditor has provided non-audit services to the registrant's adviser (other than any sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to its policies, the Committee will consider whether the provision of such non-audit services is compatible with the auditor's independence.

      (e)(2) The percentage of services described in each of paragraphs (b) through (d) for the registrant and the registrant's investment adviser and distributor of this Item that were approved by the audit committee pursuant to the pre-approval exceptions included in paragraph (c)(7)(i)(C) or paragraph(C)(7)(ii) of Rule 2-01 of Regulation S-X are as follows:

           Registrant:              Adviser and Distributor:
           -----------              ------------------------
             (b) 0%                          (b) 0%
             (c) 0%                          (c) 0%
             (d) 0%                          (d) 0%

      (f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

      (g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for 2013 ,were $8,250 for the registrant, $3,000 for the registrant's investment adviser and $60,600 for the registrant's distributor; for 2014, the fees were $12,925 for the registrant, $43,500 for the registrant's investment adviser, and $36,000 for the registrant's distributor.

      (h) The registrant's audit committee of its Board of Trustees has determined that the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.


ITEMS 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The audit committee of the registrant is comprised of: Richard E. Erickson, Thomas R. Kadlec, Robert F. Keith and Niel B. Nielson.


ITEM 6. INVESTMENTS.

(a) The Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)   Not applicable.


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.


ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407 (c) (2) (iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22 (b) (15) of Schedule 14A (17 CFR 240.14a-101)),
or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3 (c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15 (b)).

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's last fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.


ITEM 12. EXHIBITS.

(a) (1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a) (2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and
        Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a) (3) Not Applicable

(b) Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)           First Trust Exchange-Traded Fund VI
               -------------------------------------------------

By (Signature and Title)*               /s/ Mark R. Bradley
                                        ----------------------------------------
                                        Mark R. Bradley, President and
                                        Chief Executive Officer
                                        (principal executive officer)

Date: November 20, 2014
     ---------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*               /s/ Mark R. Bradley
                                        ----------------------------------------
                                        Mark R. Bradley, President and
                                        Chief Executive Officer
                                        (principal executive officer)

Date: November 20, 2014
     ---------------------

By (Signature and Title)*               /s/ James M. Dykas
                                        ----------------------------------------
                                        James M. Dykas, Treasurer,
                                        Chief Financial Officer and
                                        Chief Accounting Officer
                                        (principal financial officer)

Date: November 20, 2014
     ---------------------

* Print the name and title of each signing officer under his or her signature.